UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08915

Exact name of registrant as specified in charter:	Target Asset Allocation Funds

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2010

Date of reporting period:	7/31/2010

Item 1 – Reports to Stockholders

ANNUAL REPORT	JULY 31, 2010

Target Conservative Allocation Fund

Objective Seeks current income and a reasonable level of capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Target Funds, Prudential Investments, Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

To enroll in e-delivery, go to www.prudential.com/edelivery/mutualfunds

September 15, 2010

Dear Shareholder:

On the following pages, you’ll find your annual report for the Target Conservative Allocation Fund.

Target Asset Allocation Funds are managed by institutional-quality asset managers selected, matched, and monitored by a research team from Prudential Investments LLC. Portions of the Funds’ assets are assigned to carefully chosen asset managers, with the allocations actively managed on the basis of our projections for the financial markets and the managers’ individual strengths.

We believe our Target Conservative Allocation Fund will help you to achieve broad, actively managed diversification at a targeted risk/return balance with a single investment purchase. We appreciate your continued confidence in us. Keep in mind that diversification and asset allocation do not assure a profit or protect against a loss in a declining market.

Sincerely,

Judy A. Rice, President

Target Asset Allocation Funds

Target Asset Allocation Funds/Target Conservative Allocation Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.57%; Class B, 2.27%; Class C, 2.27%; Class M, 2.27%; Class R, 2.02%; Class X, 2.27%; Class Z, 1.27%. Net operating expenses apply to: Class A, 1.52%; Class B, 2.27%; Class C, 2.27%; Class M, 2.27%; Class R, 1.77%; Class X, 2.27%; Class Z, 1.27%, after contractual reduction through 11/30/2011 for Class A and Class R shares.

Cumulative Total Returns (Without Sales Charges) as of 7/31/10
	One Year	Five Years	Ten Years	Since Inception
Class A	12.72%	15.55%	47.84%	—
Class B	11.82	11.22	37.24	—
Class C	11.82	11.22	37.24	—
Class M	11.82	11.22	N/A	19.89% (10/04/04)
Class R	12.30	14.10	N/A	23.51 (10/04/04)
Class X	11.82	11.53	N/A	20.13 (10/04/04)
Class Z	12.84	16.98	51.66	—
Customized Blend	11.65	21.31	50.94	—
S&P 500 Index	13.84	–0.85	–7.35	—
Lipper Mixed-Asset Target Allocation Conservative Funds Avg.	11.54	15.59	42.38	—

Average Annual Total Returns (With Sales Charges) as of 6/30/10
	One Year	Five Years	Ten Years	Since Inception
Class A	7.21%	1.42%	3.17%	—
Class B	7.51	1.64	2.98	—
Class C	11.65	1.81	2.98	—
Class M	6.65	1.49	N/A	2.39% (10/04/04)
Class R	13.16	2.30	N/A	3.17 (10/04/04)
Class X	6.51	1.39	N/A	2.43 (10/04/04)
Class Z	13.71	2.83	4.02	—
Customized Blend	12.36	3.47	3.84	—
S&P 500 Index	14.43	–0.79	–1.59	—
Lipper Mixed-Asset Target Allocation Conservative Funds Avg.	12.72	2.46	3.15	—

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Average Annual Total Returns (With Sales Charges) as of 7/31/10
	One Year	Five Years	Ten Years	Since Inception
Class A	6.52%	1.77%	3.40%	—
Class B	6.82	2.00	3.22	—
Class C	10.82	2.15	3.22	—
Class M	5.82	1.84	N/A	2.91% (10/04/04)
Class R	12.30	2.67	N/A	3.69 (10/04/04)
Class X	5.82	1.75	N/A	2.94 (10/04/04)
Class Z	12.84	3.19	4.25	—

Average Annual Total Returns (Without Sales Charges) as of 7/31/10
	One Year	Five Years	Ten Years	Since Inception
Class A	12.72%	2.93%	3.99%	—
Class B	11.82	2.15	3.22	—
Class C	11.82	2.15	3.22	—
Class M	11.82	2.15	N/A	3.16% (10/04/04)
Class R	12.30	2.67	N/A	3.69 (10/04/04)
Class X	11.82	2.21	N/A	3.20 (10/04/04)
Class Z	12.84	3.19	4.25	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Target Conservative Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Customized Benchmark for the Target Conservative Allocation Fund (the Customized Blend) by portraying the initial account

Target Asset Allocation Funds/Target Conservative Allocation Fund	3

Your Fund’s Performance (continued)

values at the beginning of the 10-year period for Class A shares (July 31, 2000) and the account values at the end of the current fiscal year (July 31, 2010) as measured on a quarterly basis. The S&P 500 Index and the Customized Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class M, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2010, the returns shown in the graph and for Class A shares in the tables would have been lower.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year, and a 12b-1 fee of 1% annually. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year, and a 12b-1 fee of 1% annually. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years after purchase. Class R and Z shares are not subject to a sales charge. Class R shares are subject to a 12b-1 fee of up to 0.75% annually. Class Z shares are not subject to a 12b-1 fee. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Customized Blend

The Customized Benchmark for Target Conservative Allocation Fund (Customized Blend) is a model portfolio consisting of the Russell 3000 Index (40%) and the Barclays Capital U.S. Aggregate Bond Index (60%). The Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest

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U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. Investors cannot invest directly in an index. Customized Blend Closest Month-End to Inception cumulative total return as of 7/31/10 is 30.24% for Classes M, R, and X. Customized Blend Closest Month-End to Inception average annual total return as of 6/30/10 is 4.09% for Classes M, R, and X.

Standard & Poor’s 500 Composite Stock Price Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives an indication of how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total return as of 7/31/10 is 11.42% for Classes M, R, and X. S&P 500 Index Closest Month-End to Inception average annual total return as of 6/30/10 is 0.71% for Classes M, R, and X.

Lipper Mixed-Asset Target Allocation Conservative Funds Average

The Lipper Mixed-Asset Target Allocation Conservative Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mixed-Equity Funds category for the periods noted. Funds in the Lipper Average have a primary investment objective of conserving principal by maintaining at all times a balanced portfolio of both stocks and bonds. Mixed-Asset Funds are funds that, by portfolio practice, maintain a mix of between 20% and 40% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Average Closest Month-End to Inception cumulative total return as of 7/31/10 is 23.47% for Classes M, R, and X. Lipper Average Closest Month-End to Inception average annual total return as of 6/30/10 is 3.14% for Classes M, R, and X.

Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

Russell 1000 Value Index

The Russell 1000 Value Index is an unmanaged index which measures the performance of the large-cap value segment of the U.S equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

Investors cannot invest directly in an index or average. The returns for the S&P 500 Index and the Customized Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P 500 Index, the Customized Blend, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Target Asset Allocation Funds/Target Conservative Allocation Fund	5

Your Fund’s Performance (continued)

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Source: Lipper Inc.

The chart above shows the total returns for 12 months ended July 31, 2010, of various securities indexes that are generally considered representative of broad market sectors. It does not reflect a mutual fund’s expenses. The performance cited does not represent the performance of the Target Conservative Allocation Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

Target Asset Allocation Funds/Target Conservative Allocation Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Target Conservative Allocation Fund’s Class A shares gained 12.72% for the year ended July 31, 2010, outperforming the 11.65% gain of the Customized Blend, a model portfolio described on page 4 that includes the Russell 3000 Index (40%) and the Barclays Capital U.S. Aggregate Bond Index (60%). The Fund’s Class A shares also outperformed the Lipper Mixed-Asset Target Allocation Conservative Funds Average, which gained 11.54% for the reporting period.

How did the U.S. stock market perform?

The U.S. stock market returned 14.82% for the reporting period as tracked by the Russell 3000 Index, but the road higher was not smooth. When the reporting period began on August 1, 2009, business activity in the United States appeared to be leveling out after the economy had contracted for four consecutive calendar quarters during the “Great Recession.” The economy got back on track then picked up steam in late 2009, aided by a tax cut for first-time home buyers, a program that allowed consumers to trade in their old cars for a credit toward the purchase of a new auto, and other aggressive measures employed by the U.S. government or the Federal Reserve (the Fed). Their efforts, along with massive fiscal and monetary stimulus packages of other nations, helped initiate a global recovery led by economically developing nations.

Improving economic conditions helped the U.S. stock market post gains for August, September, November, and December of 2009, but equity market performance turned more volatile during the remainder of the reporting period. For example, the stock market scored gains for February, March, and April of 2010, reflecting upbeat data such as increased consumer spending and improved corporate earnings, albeit amid signs that growth had already begun to slow. In May, however, the equity market suffered a significant setback.

The U.S. stock market plunged in a computer-driven “flash crash” on May 6, then staged a partial rebound to close the day moderately lower. Stock prices slid further as a European sovereign-debt crisis, which had begun late in 2009, worsened in May. In addition to fear that Greece was on the verge of bankruptcy, there was concern about the economic health of other euro zone members such as Portugal and Spain. The market initially had a positive reaction to news of a nearly $1 trillion bailout package from the European Union and the International Monetary Fund, but the stock market resumed its trek lower as the month continued.

June was another down month. Signs of slower growth in China, anemic private-sector hiring in the United States, and other developments stoked fears that the global economic recovery might founder. Nevertheless, the U.S. stock market ended July,

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the final month of the reporting period, with a sharp gain. Once again, positive corporate earnings reports, upbeat U.S. home sales data, and other bullish news took center stage.

For the reporting period, all sectors of the Russell 3000 Index finished in the black. Eight posted double-digit gains. Industrials led followed by consumer discretionary, materials, financials, information technology, consumer staples, utilities, and telecommunications services. The energy and healthcare sectors scored single-digit gains for the 12-month period.

How did fixed-income markets perform?

The investment-grade bond market in the United States gained 8.91% for the reporting period as tracked by the Barclays Capital U.S. Aggregate Bond Index. The market generally benefited from the Fed’s decision to keep its target for the overnight bank lending rate near zero to boost economic growth. In the low-rate environment, the types of bonds that performed best provided relatively higher yields to compensate for their greater credit risk, though at times their prices fell amid bearish developments such as the flare-up of the European sovereign-debt crisis.

All sectors of the U.S. investment-grade bond market ended the reporting period in the black. The market was led by a 23.83% gain in commercial mortgage-backed securities, which are bundles of mortgages on properties such as hotels or malls sold to many investors. In addition to the search for attractive yields, this sector benefited from the Term Asset Backed Securities Loan Facility (TALF), a program operated for most of the reporting period by the Fed and the U.S. Department of the Treasury. TALF provided loans on favorable terms to investors to buy high-quality commercial mortgage-backed securities and asset-backed securities. The latter, bonds created from bundles of auto loans or certain other types of consumer or business loans, returned 12.14% for the reporting period.

Another sector that posted a double-digit gain for the reporting period was investment-grade corporate bonds. Many companies took advantage of the low rates by issuing new bonds and reducing debt and capital expenditures to preserve cash flow. The sector was led by financial institutions followed by utilities and industrials.

During part of the reporting period, the Fed purchased U.S. Treasury securities, residential mortgage-backed securities with government backing, and federal agency securities. These purchases were intended to put further downward pressure on market interest rates to support the housing industry, mortgage lending, and overall

Target Asset Allocation Funds/Target Conservative Allocation Fund	9

Strategy and Performance Overview (continued)

conditions in private credit markets. Treasury securities also benefited from a flight to quality at times of heightened risk aversion. All three sectors finished the reporting period with single-digit gains.

The keen appetite for bonds with attractive yields in the low-rate environment also encouraged investment in two types of debt securities not included in the Barclays Capital U.S. Aggregate Bond Index. High yield corporate bonds, commonly called “junk” bonds because they are rated below investment grade, and emerging market bonds, debt securities of issuers from economically developing nations, both posted double-digit returns for the reporting period.

How is the Fund managed?

Prudential Investments LLC has contracted with several highly regarded asset managers, each of which runs a portion of the Fund focusing on a particular type and style of investing. Prudential Investments monitors the performance of each asset manager and allocates the assets of the Fund among them. It believes its asset allocation strategy and multi-manager approach will enhance the Fund’s performance and reduce volatility relative to the price movements of a single type of investment.

How did asset allocation affect performance?

Asset allocation decisions largely had a neutral impact on the Fund’s relative performance, as negative factors offset positive factors. The Fund’s performance was hurt by poorly timed decisions to overweight stocks versus bonds. It also had an overweight to cash, which was another drag on its performance, as the Barclays Capital U.S. Aggregate Bond Index outperformed cash by a large margin for the reporting period.

On the other hand, the Fund’s overweight exposure to growth stocks versus value stocks proved beneficial, as did its dynamic allocation between large-cap and small-cap stocks. The Fund began the period underweight in large-cap shares relative to small-cap shares, moving to a modest overweight position by the end of the reporting period. Large-cap stocks consistently underperformed small-cap stocks during the reporting period until June and July of 2010, when the former began to perform better than the latter.

Which asset management decisions contributed most to performance?

Overall, manager selection benefited the Fund’s performance. The largest positive contributor to the Fund was its allocation to Pacific Investment Management Co. (PIMCO) as the manager of the Fixed Income strategy. The PIMCO portion benefited from an overweight interest-rate exposure to fixed income markets in the United States and the euro zone for the entire reporting period. This strategy worked well as

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yields on U.S. Treasury securities and German bunds (government bonds) declined when their prices rose, as bond yields move inversely to their prices. An emphasis on bonds with short- to intermediate-term maturities also added to the Fund’s return as the slope of the U.S. Treasury yield curve steepened. A yield curve shows the relationship between yields of bonds of the same credit quality from the shortest to the longest maturities.

The PIMCO portion had a modest underweight exposure to investment-grade corporate bonds versus U.S. Treasury securities that detracted from performance as investment-grade corporate bonds outperformed U.S. Treasury securities with similar maturities. However, the negative impact of this strategy was more than offset by an emphasis on corporate bonds of financial institutions as this segment outperformed the investment-grade corporate bond sector overall for the reporting period.

Another strategy that made a positive contribution was PIMCO’s modest allocation to high yield corporate bonds and exposure to emerging market bonds. Both types of bonds outperformed U.S. Treasury securities with similar maturities.

The Fund also benefited from allocations to strategies managed by Marsico Capital Management (Large Cap Growth) and Hotchkis and Wiley Capital Management (Large Cap Value). The Marsico portion outperformed, driven by stock selection within the technology and financials sectors, while the Hotchkis and Wiley portion outperformed based on risk factors, sector positioning, and asset selection. Specifically, Hotchkis and Wiley’s value approach benefited the Fund early in the reporting period when riskier investments were performing particularly well.

Which asset management decisions subtracted most from performance?

The largest detractors from the Fund’s relative performance were its allocation to strategies managed by MFS Investment Management (Large Cap Growth) and Eaton Vance Management (Large Cap Value), offsetting much of the benefits from PIMCO, Marsico, and Hotchkis and Wiley. Security selection in financial services shares hurt the MFS portion’s performance versus its internal benchmark, the Russell 1000 Growth Index. Specifically, the timing of investments in shares of poorly performing asset management firm Affiliated Managers Group and investment banking firm Goldman Sachs held back relative performance. Exposure to global financial services company JPMorgan Chase, which lagged the benchmark over the reporting period, also detracted from performance.

Another negative for the MFS Large Cap Growth portion was its stock selection in the healthcare sector. The timing of its exposure to life sciences supply company Thermo Fisher Scientific was a top detractor from its relative results, as was exposure to the

Target Asset Allocation Funds/Target Conservative Allocation Fund	11

Strategy and Performance Overview (continued)

poorly performing generic drug manufacturer Teva Pharmaceutical Industries and cardiovascular medical device maker St. Jude Medical.

The MFS Large Cap Growth portion’s relative performance was also held back by exposure to stocks in other sectors, including its overweight positions in slot machine manufacturer International Game Technology and publishing software company Adobe Systems. The timing of its exposure to shares of weak-performing drug store operator Walgreens was another detractor from relative performance.

The MFS Large Cap Growth portion held cash that it used to purchase new positions and to meet its liquidity needs. However, holding cash as the stock market rallied hurt its performance because stocks outperformed cash.

During the reporting period, the Eaton Vance Large Cap Value portion had a higher exposure than the Russell 1000 Value Index to stocks with larger market capitalizations. This hurt relative performance because small- and mid-cap stocks consistently outperformed large cap stocks for most of the reporting period. Another strategy that detracted from its returns was its larger exposure to momentum stocks. These are generally shares that recently performed well mainly in terms of near-term stock price behavior but also in terms of their historical excess return versus their peers and/or an index.

Compared to the Russell 1000 Value Index, the Eaton Vance Large Cap Value portion had an underweight exposure to yield, which is the anticipated annual dividends a company will pay shareholders divided by the company’s market price. It also had an underweight exposure to value, defined as the book value of a company’s common stock divided by its market capitalization. Both of these strategies hurt the relative performance of the Eaton Vance Large Cap Value portion because value investing (as measured by value indexes) outperformed the growth style of investing across small-, mid-, and large-cap markets for the reporting period.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2010, at the beginning of the period, and held through the six-month period ended July 31, 2010. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments Funds, including the Target Asset Allocation Funds, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

Target Asset Allocation Funds/Target Conservative Allocation Fund	13

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Target Conservative Allocation Fund		Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,041.50	1.47%	$7.44
	Hypothetical	$1,000.00	$1,017.50	1.47%	$7.35

Class B	Actual	$1,000.00	$1,037.50	2.22%	$11.22
	Hypothetical	$1,000.00	$1,013.79	2.22%	$11.08

Class C	Actual	$1,000.00	$1,037.50	2.22%	$11.22
	Hypothetical	$1,000.00	$1,013.79	2.22%	$11.08

Class M	Actual	$1,000.00	$1,037.50	2.22%	$11.22
	Hypothetical	$1,000.00	$1,013.79	2.22%	$11.08

Class R	Actual	$1,000.00	$1,039.30	1.72%	$8.70
	Hypothetical	$1,000.00	$1,016.27	1.72%	$8.60

Class X	Actual	$1,000.00	$1,037.50	2.22%	$11.22
	Hypothetical	$1,000.00	$1,013.79	2.22%	$11.08

Class Z	Actual	$1,000.00	$1,042.50	1.22%	$6.18
	Hypothetical	$1,000.00	$1,018.74	1.22%	$6.11

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2010, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2010 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of July 31, 2010

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 86.8%
COMMON STOCKS 39.3%

Aerospace & Defense 1.3%
512	AAR Corp.(a)	$8,602
2,041	Boeing Co. (The)	139,074
2,800	Embraer-Empresa Brasileira de Aeronautica SA, ADR (Brazil)	73,836
6,474	General Dynamics Corp.	396,532
1,260	Goodrich Corp.	91,816
2,681	Hexcel Corp.(a)	50,108
2,100	Lockheed Martin Corp.	157,815
460	Moog, Inc. (Class A Stock)(a)	16,473
4,300	Northrop Grumman Corp.	252,152
325	Teledyne Technologies, Inc.(a)	13,335
400	TransDigm Group, Inc.	21,668
286	Triumph Group, Inc.	21,707
5,881	United Technologies Corp.	418,139

		1,661,257

Air Freight & Logistics 0.2%
2,929	FedEx Corp.	241,789

Auto Components
1,800	Johnson Controls, Inc.	51,858

Auto Parts & Equipment 0.1%
1,843	ArvinMeritor, Inc.(a)	30,243
1,225	Tenneco, Inc.(a)	33,810
898	WABCO Holdings, Inc.(a)	34,735

		98,788

Automobile Manufacturers
505	Tesla Motors, Inc.(a)	10,070

Automobiles 0.1%
2,600	Harley-Davidson, Inc.	70,798

Automotive Parts
2,673	American Axle & Manufacturing Holdings, Inc.(a)	24,886

Beverages 0.5%
3,540	Coca-Cola Co. (The)	195,089
1,160	Dr. Pepper Snapple Group, Inc.	43,558
2,070	Heineken NV (Netherlands)	93,685

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	15

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Beverages (cont’d.)
1,000	Molson Coors Brewing Co. (Class B Stock)	$45,010
3,660	PepsiCo, Inc.	237,571

		614,913

Biotechnology 0.3%
530	Alexion Pharmaceuticals, Inc.(a)	28,811
2,708	Amgen, Inc.(a)	147,667
2,010	Genzyme Corp.(a)	139,816
2,860	Human Genome Sciences, Inc.(a)	74,188
608	Seattle Genetics, Inc.(a)	7,405

		397,887

Business Services 0.2%
264	FTI Consulting, Inc.(a)	9,332
865	ICON PLC, ADR (Ireland)(a)	20,414
860	MasterCard, Inc. (Class A Stock)	180,635

		210,381

Capital Markets 0.7%
3,500	Apollo Investment Corp.	35,350
2,675	Ares Capital Corp.	37,477
1,925	Fifth Street Finance Corp.	20,905
3,563	Goldman Sachs Group, Inc. (The)	537,372
3,100	MF Global Holdings Ltd.(a)	19,933
4,200	Morgan Stanley	113,358
3,100	State Street Corp.	120,652

		885,047

Chemicals 1.6%
1,044	Air Products & Chemicals, Inc.	75,774
3,900	Celanese Corp. (Class A Stock)	109,551
15,952	Dow Chemical Co. (The)	435,968
1,850	Ecolab, Inc.	90,483
4,365	Huntsman Corp.	45,702
1,050	Kraton Performance Polymers, Inc.(a)	24,633
6,183	PPG Industries, Inc.	429,533
6,343	Praxair, Inc.	550,699
1,319	Scotts Miracle-Gro Co. (The) (Class A Stock)	63,642
1,250	Sensient Technologies Corp.	36,825

See Notes to Financial Statements.

16	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Chemicals (cont’d.)
800	Sherwin-Williams Co. (The)	$55,320
576	Valspar Corp. (The)	18,092

		1,936,222

Commercial Banks 1.7%
2,625	Associated Banc-Corp.	35,674
800	Danvers Bancorp, Inc.	13,120
6,792	Fifth Third Bancorp	86,326
1,105	FirstMerit Corp.	21,780
1,358	Northern Trust Corp.	63,812
11,218	PNC Financial Services Group, Inc.	666,237
825	Prosperity Bancshares, Inc.	27,951
6,700	Regions Financial Corp.	49,111
400	Territorial Bancorp, Inc.	7,284
524	Trustmark Corp.	11,528
285	UMB Financial Corp.	10,722
470	United Bankshares, Inc.	11,999
600	United Financial Bancorp, Inc.	8,934
39,452	Wells Fargo & Co.	1,094,004

		2,108,482

Commercial Services 0.3%
584	Coinstar, Inc.(a)	26,572
325	Consolidated Graphics, Inc.(a)	13,965
1,475	Corrections Corp. of America(a)	28,866
1,535	GEO Group, Inc. (The)(a)	33,125
746	Pharmaceutical Product Development, Inc.	18,098
786	Sotheby’s	21,324
980	SuccessFactors, Inc.(a)	19,904
1,090	Visa, Inc. (Class A Stock)	79,952
2,405	Waste Connections, Inc.(a)	91,799

		333,605

Computer Hardware 1.2%
5,782	Apple, Inc.(a)	1,487,419
755	Radiant Systems, Inc.(a)	10,729

		1,498,148

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	17

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Computer Services & Software 1.4%
4,207	Accenture PLC (Class A Stock) (Ireland)	$166,766
1,780	Allscripts-Misys Healthcare Solutions, Inc.(a)	29,708
618	ArcSight, Inc.(a)	15,456
1,900	Autodesk, Inc.(a)	56,126
28,590	EMC Corp.(a)	565,796
488	Global Payments, Inc.	18,412
1,498	Google, Inc. (Class A Stock)(a)	726,305
1,388	Informatica Corp.(a)	41,820
1,600	MSCI, Inc. (Class A Stock)(a)	51,632
1,347	Netezza Corp.(a)	20,879
807	Riverbed Technology, Inc.(a)	29,932
670	salesforce.com, Inc.(a)	66,297

		1,789,129

Computers & Peripherals 0.5%
1,680	Cognizant Technology Solutions Corp. (Class A Stock)(a)	91,661
10,505	Hewlett-Packard Co.	483,650
1,160	NetApp, Inc.(a)	49,068
1,525	QLogic Corp.(a)	24,278

		648,657

Conglomerates
1,720	Textron, Inc.	35,707

Construction
367	Meritage Homes Corp.(a)	6,452
875	MYR Group, Inc.(a)	14,709
275	URS Corp.(a)	11,107

		32,268

Consumer Finance 0.1%
1,600	Capital One Financial Corp.	67,728
1,300	First Cash Financial Services, Inc.(a)	31,174

		98,902

Consumer Products & Services 0.3%
2,470	Avon Products, Inc.	76,891
1,381	Lauder, (Estee) Cos., Inc. (The) (Class A Stock)	85,967
540	Procter & Gamble Co. (The)	33,027
370	Snap-on, Inc.	16,528

See Notes to Financial Statements.

18	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Consumer Products & Services (cont’d.)
434	Toro Co. (The)	$22,590
1,429	Vitamin Shoppe, Inc.(a)	39,040
680	Whirlpool Corp.	56,644

		330,687

Containers & Packaging 0.1%
1,900	Packaging Corp. of America	45,600
1,775	Silgan Holdings, Inc.	50,445

		96,045

Distribution/Wholesale
253	Watsco, Inc.	14,095

Diversified Financial Services 1.8%
6,394	American Express Co.	285,428
38,085	Bank of America Corp.	534,714
4,970	Charles Schwab Corp. (The)	73,506
42,553	Citigroup, Inc.(a)	174,467
310	CME Group, Inc.	86,428
3,250	Gleacher & Co., Inc.(a)	6,500
380	IntercontinentalExchange, Inc.(a)	40,136
24,750	JPMorgan Chase & Co.	996,930
600	optionsXpress Holdings, Inc.(a)	9,360

		2,207,469

Diversified Telecommunication Services 0.5%
11,147	AT&T, Inc.	289,153
3,000	CenturyLink, Inc.	106,860
960	Frontier Communications Corp.	7,335
7,918	Verizon Communications, Inc.	230,097

		633,445

Education 0.1%
1,280	DeVry, Inc.	68,864

Electric Utilities 0.6%
1,200	Cleco Corp.	34,260
6,400	Edison International	212,160
1,650	El Paso Electric Co.(a)	35,475
5,200	Exelon Corp.	217,516

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	19

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electric Utilities (cont’d.)
1,600	NextEra Energy, Inc.	$83,680
3,400	Public Service Enterprise Group, Inc.	111,860

		694,951

Electrical Equipment 0.1%
525	A.O. Smith Corp.	28,707
2,100	Emerson Electric Co.	104,034

		132,741

Electronic Components 0.2%
558	Checkpoint Systems, Inc.(a)	11,143
1,333	Coherent, Inc.(a)	49,348
963	DTS, Inc.(a)	34,398
675	FLIR Systems, Inc.(a)	20,088
3,701	GrafTech International Ltd.(a)	58,032
1,276	Universal Electronics, Inc.(a)	22,406

		195,415

Electronic Equipment & Instruments 0.1%
318	Itron, Inc.(a)	20,692
4,975	Tyco Electronics Ltd. (Switzerland)	134,325

		155,017

Energy Equipment & Services 0.3%
2,500	Diamond Offshore Drilling, Inc.	148,725
6,690	Halliburton Co.	199,897
725	Oil States International, Inc.(a)	33,307
1,100	Unit Corp.(a)	44,990

		426,919

Engineering/Construction 0.1%
1,590	Fluor Corp.	76,781

Entertainment & Leisure 0.2%
915	Bally Technologies, Inc.(a)	29,554
2,145	Carnival Corp. (Panama)	74,389
3,000	Hasbro, Inc.	126,450
497	Life Time Fitness, Inc.(a)	18,071

See Notes to Financial Statements.

20	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Entertainment & Leisure (cont’d.)
1,658	Pinnacle Entertainment, Inc.(a)	$17,989
3,092	Shuffle Master, Inc.(a)	27,179

		293,632

Environmental Control 0.1%
3,398	Waste Management, Inc.	115,362

Exchange Traded Fund 0.1%
1,800	iShares Russell 2000 Value Index Fund	109,368

Farming & Agriculture 0.3%
6,798	Monsanto Co.	393,196

Financial—Bank & Trust 0.1%
1,171	Astoria Financial Corp.	15,504
475	Bank of Hawaii Corp.	23,660
11,859	KeyCorp	100,327

		139,491

Financial Services 0.8%
2,370	Discover Financial Services	36,190
425	Eaton Vance Corp.	12,733
1,510	First Commonwealth Financial Corp.	8,003
1,300	Franklin Resources, Inc.	130,754
11,200	Itau Unibanco Holding SA, ADR (Brazil)	250,768
500	Jefferies Group, Inc.	12,345
800	Raymond James Financial, Inc.	21,344
23,617	U.S. Bancorp	564,446

		1,036,583

Food & Staples Retailing 0.6%
9,050	CVS Caremark Corp.	277,744
9,300	Safeway, Inc.	191,022
6,072	Wal-Mart Stores, Inc.	310,826

		779,592

Food Products 0.1%
4,200	ConAgra Foods, Inc.	98,616

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	21

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Foods 0.3%
1,569	Dean Foods Co.(a)	$17,981
2,031	Kellogg Co.	101,651
1,690	Kraft Foods, Inc. (Class A Stock)	49,365
4,381	Nestle SA (Switzerland)	216,590

		385,587

Hand/Machine Tools
540	Stanley Black & Decker, Inc.	31,331

Healthcare Equipment & Supplies 0.2%
300	Cantel Medical Corp.	4,764
765	Cutera, Inc.(a)	5,982
382	MEDNAX, Inc.(a)	18,011
2,870	Medtronic, Inc.	106,104
650	Teleflex, Inc.	36,836
1,215	Thoratec Corp.(a)	44,688
200	Varian Medical Systems, Inc.(a)	11,040

		227,425

Healthcare Products 0.1%
782	Bruker Corp.(a)	10,299
2,512	Covidien PLC (Ireland)	93,748
120	Hospira, Inc.(a)	6,252
400	West Pharmaceutical Services, Inc.	14,536

		124,835

Healthcare Providers & Services 0.2%
2,900	Cardinal Health, Inc.	93,583
973	Centene Corp.(a)	20,735
1,500	CIGNA Corp.	46,140
849	Lincare Holdings, Inc.	20,172

		180,630

Healthcare Services 0.1%
403	Amedisys, Inc.(a)	10,587
494	AMERIGROUP Corp.(a)	17,665
200	Covance, Inc.(a)	7,752
694	Genoptix, Inc.(a)	11,992

See Notes to Financial Statements.

22	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Services (cont’d.)
597	Healthways, Inc.(a)	$8,501
1,988	UnitedHealth Group, Inc.	60,535

		117,032

Hotels & Motels 0.2%
437	Choice Hotels International, Inc.	14,425
720	Marriott International, Inc. (Class A Stock)	24,415
1,929	Wynn Resorts Ltd.	169,135

		207,975

Hotels, Restaurants & Leisure 0.9%
1,435	BJ’s Restaurants, Inc.(a)	36,593
1,400	International Game Technology	21,336
3,620	Las Vegas Sands Corp.(a)	97,233
13,830	McDonald’s Corp.	964,366

		1,119,528

Household Durables
600	Fortune Brands, Inc.	26,328

Household Products 0.2%
450	Church & Dwight Co., Inc.	29,821
3,397	Kimberly-Clark Corp.	217,816

		247,637

Household/Personal Care 0.1%
840	Colgate-Palmolive Co.	66,343

Industrial Conglomerates 0.3%
2,610	3M Co.	223,259
4,677	Tyco International Ltd. (Switzerland)	179,036

		402,295

Insurance 1.4%
3,671	Aflac, Inc.	180,576
7,700	Allstate Corp. (The)	217,448
1,000	Aspen Insurance Holdings Ltd. (Bermuda)	27,350
6,625	CNO Financial Group, Inc.(a)	35,576
507	Delphi Financial Group, Inc. (Class A Stock)	13,157
6,200	Genworth Financial, Inc. (Class A Stock)(a)	84,196

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	23

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Insurance (cont’d.)
1,350	Hanover Insurance Group, Inc. (The)	$59,171
1,737	HCC Insurance Holdings, Inc.	45,370
6,244	Lincoln National Corp.	162,594
1,500	Loews Corp.	55,725
2,200	Marsh & McLennan Cos., Inc.	51,744
10,199	MetLife, Inc.	428,970
1,395	MGIC Investment Corp.(a)	11,983
791	Protective Life Corp.	17,790
300	Reinsurance Group of America, Inc.	14,394
488	State Auto Financial Corp.	7,676
1,250	Tower Group, Inc.	26,938
3,601	Travelers Cos., Inc. (The)	181,670
454	United Fire & Casualty Co.	9,734
1,200	Unum Group	27,384
5,600	XL Group PLC (Ireland)	99,288

		1,758,734

Internet & Catalog Retail 0.6%
3,620	Amazon.com, Inc.(a)	426,762
1,288	priceline.com, Inc.(a)	289,027

		715,789

Internet Services 0.1%
488	Digital River, Inc.(a)	12,830
1,242	Monster Worldwide, Inc.(a)	17,040
3,004	TIBCO Software, Inc.(a)	40,734

		70,604

Internet Software & Services 0.9%
5,971	Baidu, Inc., ADR (Cayman Islands)(a)	486,099
1,390	eBay, Inc.(a)	29,065
19,056	Oracle Corp.	450,484
4,510	VeriSign, Inc.(a)	126,956

		1,092,604

IT Services 0.6%
750	CACI International, Inc. (Class A Stock)(a)	35,265
5,040	International Business Machines Corp.	647,136
1,840	SRA International, Inc. (Class A Stock)(a)	40,885

		723,286

See Notes to Financial Statements.

24	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Life Science Tools & Services 0.1%
3,272	Thermo Fisher Scientific, Inc.(a)	$146,782

Machinery 0.5%
1,925	Actuant Corp. (Class A Stock)	39,693
425	Bucyrus International, Inc.	26,443
1,318	Caterpillar, Inc.	91,930
2,370	Cummins, Inc.	188,676
525	Kaydon Corp.	19,945
425	Lincoln Electric Holdings, Inc.	23,469
4,608	PACCAR, Inc.	211,139
490	Regal-Beloit Corp.	29,807
450	Valmont Industries, Inc.	31,972

		663,074

Manufacturing 0.6%
11,619	Danaher Corp.	446,286
11,597	General Electric Co.	186,944
516	Harsco Corp.	11,950
2,220	Honeywell International, Inc.	95,149

		740,329

Media 1.3%
3,500	CBS Corp. (Class B Stock)	51,730
11,060	Comcast Corp. (Special Class A Stock)	204,168
9,838	DIRECTV (Class A Stock)(a)	365,580
1,790	Discovery Communications, Inc. (Class A Stock)(a)	69,112
2,420	Time Warner Cable, Inc.	138,351
5,100	Time Warner, Inc.	160,446
16,552	Walt Disney Co. (The)	557,637
800	Wiley, (John) & Sons, Inc. (Class A Stock)	31,504

		1,578,528

Medical Supplies & Equipment 0.2%
1,250	Henry Schein, Inc.(a)	65,613
559	Quality Systems, Inc.	30,700
2,470	St. Jude Medical, Inc.(a)	90,822
583	Vital Images, Inc.(a)	8,564

		195,699

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	25

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Metals & Mining 1.2%
3,458	BHP Billiton Ltd., ADR (Australia)	$249,771
6,288	BHP Billiton PLC, ADR (United Kingdom)	386,964
3,088	Freeport-McMoRan Copper & Gold, Inc.	220,916
825	Northwest Pipe Co.(a)	14,990
1,600	Nucor Corp.	62,624
3,888	Peabody Energy Corp.	175,543
1,856	Precision Castparts Corp.	226,785
2,625	Thompson Creek Metals Co., Inc. (Canada)(a)	24,413
583	Timken Co.	19,600
982	Titanium Metals Corp.(a)	21,741
1,988	United States Steel Corp.	88,128

		1,491,475

Multi-Line Retail 0.1%
6,000	JC Penney Co., Inc.	147,780

Multi-Utilities 0.1%
1,300	Dominion Resources, Inc.	54,587
2,405	Sempra Energy	119,649

		174,236

Office Electronics 0.1%
12,000	Xerox Corp.	116,880

Office Equipment
318	School Specialty, Inc.(a)	6,096

Oil, Gas & Consumable Fuels 2.8%
2,547	Anadarko Petroleum Corp.	125,211
4,175	Apache Corp.	399,046
2,000	Brigham Exploration Co.(a)	34,520
475	Cabot Oil & Gas Corp.	14,473
5,500	Chesapeake Energy Corp.	115,665
2,900	Chevron Corp.	221,009
375	Comstock Resources, Inc.(a)	9,491
300	Concho Resources, Inc.(a)	17,994
11,664	ConocoPhillips	644,086
364	Core Laboratories NV (Netherlands)	28,119
3,458	EOG Resources, Inc.	337,155
3,496	Exxon Mobil Corp.	208,641

See Notes to Financial Statements.

26	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
3,825	Hess Corp.	$204,982
1,568	Lufkin Industries, Inc.	64,460
3,200	Marathon Oil Corp.	107,040
400	Noble Energy, Inc.	26,824
2,885	Oasis Petroleum, Inc.(a)	49,622
3,180	Occidental Petroleum Corp.	247,817
250	ONEOK, Inc.	11,633
1,600	Resolute Energy Corp.(a)	19,040
4,800	Royal Dutch Shell PLC (Class B Stock), ADR (United Kingdom)	256,416
2,370	Schlumberger Ltd. (Netherlands)	141,394
422	South Jersey Industries, Inc.	19,716
1,090	Southwestern Energy Co.(a)	39,731
504	Swift Energy Co.(a)	13,069
3,000	Valero Energy Corp.	50,970
551	WGL Holdings, Inc.	19,880

		3,428,004

Paper & Forest Products
1,000	Louisiana-Pacific Corp.(a)	7,280

Pharmaceuticals 2.2%
7,135	Abbott Laboratories	350,186
1,820	Allergan, Inc.	111,129
1,782	American Medical Systems Holdings, Inc.(a)	39,846
825	BioMarin Pharmaceutical, Inc.(a)	18,026
2,700	Bristol-Myers Squibb Co.	67,284
2,260	Celgene Corp.(a)	124,639
6,900	Eli Lilly & Co.	245,640
2,200	Express Scripts, Inc.(a)	99,396
380	Herbalife Ltd. (Cayman Islands)	18,863
7,642	Johnson & Johnson	443,924
1,420	Mead Johnson Nutrition Co.	75,459
15,062	Merck & Co., Inc.	519,036
682	NBTY, Inc.(a)	36,753
320	Onyx Pharmaceuticals, Inc.(a)	8,320
34,928	Pfizer, Inc.	523,920
462	Regeneron Pharmaceuticals, Inc.(a)	11,176
263	Salix Pharmaceuticals Ltd.(a)	11,154

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	27

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
300	Shire PLC, ADR (United Kingdom)	$20,661
870	Teva Pharmaceutical Industries Ltd., ADR (Israel)	42,499

		2,767,911

Professional Services
958	Duff & Phelps Corp. (Class A Stock)	10,385
975	Towers Watson & Co. (Class A Stock)	43,397

		53,782

Real Estate Investment Trusts 0.5%
8,800	Annaly Capital Management, Inc.	153,120
1,358	AvalonBay Communities, Inc.	142,712
918	Boston Properties, Inc.	75,184
1,945	DiamondRock Hospitality Co.*	18,050
555	First Potomac Realty Trust	8,603
1,000	Government Properties Income Trust	27,790
525	Kilroy Realty Corp.	17,629
900	LaSalle Hotel Properties	21,348
1,743	Medical Properties Trust, Inc.	17,325
250	Mid-America Apartment Communities, Inc.	14,120
1,021	Redwood Trust, Inc.	15,979
600	Simon Property Group, Inc.	53,532
1,264	Vornado Realty Trust	104,634

		670,026

Retail & Merchandising 1.3%
1,870	Abercrombie & Fitch Co. (Class A Stock)	69,078
3,162	Best Buy Co., Inc.	109,595
546	Brinker International, Inc.	8,583
1,643	Cash America International, Inc.	55,041
1,451	Chico’s FAS, Inc.	13,596
1,746	Genesco, Inc.(a)	47,648
1,160	Kohl’s Corp.(a)	55,320
5,010	Nordstrom, Inc.	170,340
593	Sonic Corp.(a)	5,218
9,273	Staples, Inc.	188,520
5,060	Target Corp.	259,679
3,982	Tiffany & Co.	167,523
8,377	TJX Cos., Inc. (The)	347,813

See Notes to Financial Statements.

28	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Retail & Merchandising (cont’d.)
1,780	Walgreen Co.	$50,819
1,480	Yum! Brands, Inc.	61,124

		1,609,897

Road & Rail
740	Landstar System, Inc.	30,000

Savings & Loan 0.1%
1,100	Capitol Federal Financial	34,573
2,487	Northwest Bancshares, Inc.	30,167

		64,740

Semiconductors 0.5%
780	Broadcom Corp. (Class A Stock)	28,103
700	FormFactor, Inc.(a)	6,776
8,699	Intel Corp.	179,199
667	International Rectifier Corp.(a)	13,027
1,690	Microchip Technology, Inc.	51,461
4,133	ON Semiconductor Corp.(a)	27,898
668	OYO Geospace Corp.(a)	35,751
1,365	Rovi Corp.(a)	60,742
728	Rubicon Technology, Inc.(a)	22,022
475	Silicon Laboratories, Inc.(a)	19,024
1,550	Skyworks Solutions, Inc.(a)	27,172
1,563	Teradyne, Inc.(a)	16,818
3,575	TriQuint Semiconductor, Inc.(a)	24,775
800	Varian Semiconductor Equipment Associates, Inc.(a)	22,608
541	Veeco Instruments, Inc.(a)	23,425

		558,801

Software 0.9%
2,350	Adobe Systems, Inc.(a)	67,492
913	ANSYS, Inc.(a)	41,039
10,664	CA, Inc.	208,588
510	Cerner Corp.(a)	39,499
2,112	Eclipsys Corp.(a)	41,628
3,930	Intuit, Inc.(a)	156,217
1,138	MedAssets, Inc.(a)	26,641

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	29

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Software (cont’d.)
18,250	Microsoft Corp.	$471,032
850	Tyler Technologies, Inc.(a)	13,966

		1,066,102

Specialty Retail 0.3%
2,439	Aaron’s, Inc.	44,292
8,100	Gap, Inc. (The)	146,691
425	Gymboree Corp.(a)	18,402
3,152	Home Depot, Inc. (The)	89,864
4,080	Limited Brands, Inc.	104,611

		403,860

Telecommunications 1.4%
7,269	American Tower Corp. (Class A Stock)(a)	336,118
1,585	Arris Group, Inc.(a)	14,772
33,225	Cisco Systems, Inc.(a)	766,501
1,972	Crown Castle International Corp.(a)	77,914
1,445	EMS Technologies, Inc.(a)	24,045
6,727	Ericsson, L.M. Telefonaktiebolaget, ADR (Sweden)	73,997
529	GeoEye, Inc.(a)	18,261
2,610	Juniper Networks, Inc.(a)	72,506
3,860	QUALCOMM, Inc.	146,989
3,704	Rogers Communications, Inc. (Class B Stock) (Canada)	128,603
275	SBA Communications Corp. (Class A Stock)(a)	9,949

		1,669,655

Textiles, Apparel & Luxury Goods 0.6%
1,700	Jones Apparel Group, Inc.	29,648
7,427	NIKE, Inc. (Class B Stock)	546,924
1,224	Phillips-Van Heusen Corp.	63,513
597	Steven Madden Ltd.(a)	23,062
1,025	Wolverine World Wide, Inc.	29,305

		692,452

Thrifts & Mortgage Finance
2,150	Washington Federal, Inc.	37,410

See Notes to Financial Statements.

30	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Tobacco Products 0.3%
5,400	Altria Group, Inc.	$119,664
5,890	Philip Morris International, Inc.	300,626

		420,290

Trading Companies & Distributors
1,200	WESCO International, Inc.(a)	43,116

Transportation 0.8%
920	CSX Corp.	48,502
10,720	Union Pacific Corp.	800,463
1,600	United Parcel Service, Inc. (Class B Stock)	104,000

		952,965

Utilities 0.3%
7,705	American Electric Power Co., Inc.	277,226
2,709	PG&E Corp.	120,279

		397,505

Wireless Telecommunication Services 0.2%
975	Syniverse Holdings, Inc.(a)	21,772
7,300	Vodafone Group PLC, ADR (United Kingdom)	171,404

		193,176

	TOTAL COMMON STOCKS (cost $40,786,993)	48,572,877

PREFERRED STOCK 0.1%

Commercial Banks
2,650	Wells Fargo & Co., Series J, 8.00% (cost $50,782)	71,948

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	31

Portfolio of Investments

as of July 31, 2010 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

ASSET-BACKED SECURITIES 1.8%
Aaa		$305	Asset Backed Funding Certificates, Series 2004-OPT5, Class A1 0.679%(b), 06/25/34	$235,427
AAA(c)	EUR	443	Magnolia Funding Ltd., Series 2010-1A, Class A1, 144A(f) 3.00%, 04/20/17	571,517
C		90	Merrill Lynch Mortgage Investors, Inc., Series 2006-RM5, Class A2A 0.389%(b), 10/25/37	23,765
Aaa		1,291	SLM Student Loan Trust, Series 2008-9, Class A 1.998%(b), 04/25/23	1,336,131
Caa3		60	Soundview Home Equity Loan Trust, Series 2006-NLC1, Class A1, 144A 0.389%(b), 11/25/36	28,149
Aaa		36	Structured Asset Securities Corp., Series 2006-BC3, Class A2 0.379%(b), 10/25/36	35,675

			TOTAL ASSET-BACKED SECURITIES (cost $2,372,635)	2,230,664

BANK LOANS(b)(f) 0.8%
B1		1,261	TXU Corp., Term B3 3.845%, 10/10/14	972,667
B1		7	4.033%, 10/10/14	5,027

			TOTAL BANK LOANS (cost $1,208,642)	977,694

CORPORATE BONDS 21.0%

Automobile Manufacturers 0.2%
A3		200	Daimler Finance North America LLC, Gtd. Notes, MTN 5.75%, 09/08/11	209,101

Capital Markets 1.0%
A1	AUD	1,500	Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes 5.357%(b), 04/12/16	1,234,643

See Notes to Financial Statements.

32	Visit our website at www.prudential.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

CORPORATE BONDS (Continued)

Diversified Financial Services 1.8%
A3		$1,500	Citigroup, Inc., Sr. Unsec’d. Notes 5.50%, 04/11/13	$1,593,713
Ba3		500	Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes 7.00%, 10/01/13	520,525
Aa1	GBP	100	General Electric Capital Corp., Sub. Notes, 144A 6.50%(b), 09/15/67	141,223

				2,255,461

Financial—Bank & Trust 4.5%
Aa3		100	Abbey National Treasury Services PLC, Bank Gtd. Notes, 144A (United Kingdom) 3.875%, 11/10/14	100,692
Baa1		1,600	Barclays Bank PLC, Sub. Notes, 144A (United Kingdom) 6.05%, 12/04/17	1,672,843
Aa3		2,000	Deutsche Bank AG, Sr. Unsec’d. Notes (Germany) 4.875%, 05/20/13	2,152,962
Aaa		100	ING Bank NV, Gov’t. Liquid Gtd. Notes, 144A (Netherlands) 3.90%, 03/19/14	108,130
Aa3		700	Lloyds TSB Bank PLC, (United Kingdom) Bank Gtd. Notes, 144A 4.375%, 01/12/15	709,226
Ba1		800	Jr. Sub. Notes, 144A (f) 12.00%(b), 12/29/49	840,032

				5,583,885

Financial Services 1.6%
			Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(e)
A+(c)		500	5.625%, 01/24/13	108,125
A1		400	6.875%, 05/02/18	87,000
A2		1,000	Merrill Lynch & Co., Inc., Notes, MTN 6.875%, 04/25/18	1,115,676

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	33

Portfolio of Investments

as of July 31, 2010 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Financial Services (cont’d.)
Aa3	$400	UBS AG, (Switzerland) Sr. Unsec’d. Notes 4.875%, 08/04/20	$403,281
Aa3	300	Sr. Unsec’d. Notes, MTN 1.584%(b), 02/23/12	301,529

			2,015,611

Food Products 0.6%
Baa2	700	WM Wrigley Jr. Co., Gtd. Notes, 144A 2.45%, 06/28/12	705,045

Healthcare Providers & Services 0.5%
Baa3	500	Cardinal Health, Inc., Sr. Unsec’d. Notes 6.00%, 06/15/17	560,848

Hotels & Motels 0.9%
Baa3	1,000	Marriott International, Inc., Sr. Unsec’d. Notes 6.375%, 06/15/17	1,086,970

Insurance 1.2%
A3	800	American International Group, Inc., Sr. Unsec’d. Notes 8.25%, 08/15/18	858,000
A3	600	Sr. Unsec’d. Notes, MTN 5.85%, 01/16/18	570,000

			1,428,000

IT Services 0.5%
A2	500	Electronic Data Systems LLC, Sr. Unsec’d. Notes 6.00%, 08/01/13	568,058

Lodging 0.6%
Baa2	700	Hyatt Hotels Corp., Sr. Unsec’d. Notes, 144A 5.75%, 08/15/15	736,839

See Notes to Financial Statements.

34	Visit our website at www.prudential.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Medical Supplies & Equipment 0.4%
B2	$500	HCA, Inc., Sec’d. Notes 9.25%, 11/15/16	$540,000

Metals & Mining 0.9%
Baa2	1,000	Spectra Energy Capital LLC, Gtd. Notes 6.20%, 04/15/18	1,117,441

Oil, Gas & Consumable Fuels 0.8%
Baa1	700	Gaz Capital SA, Sr. Unsec’d. Notes (Luxembourg) 9.25%, 04/23/19	842,625
Ba1	177	Petroleum Export Ltd., Sr. Sec’d. Notes, 144A (Cayman Islands) 5.265%, 06/15/11	176,308

			1,018,933

Real Estate 0.6%
A2	700	WEA Finance LLC / WT Finance Aust Pty Ltd., Gtd. Notes, 144A 6.75%, 09/02/19	802,956

Telecommunications 1.7%
Baa3	900	Embarq Corp., Sr. Unsec’d. Notes 6.738%, 06/01/13	974,528
Ba1	1,000	Qwest Corp., Sr. Unsec’d. Notes 7.625%, 06/15/15	1,100,000

			2,074,528

Tobacco Products 0.6%
Baa1	700	Altria Group, Inc., Gtd. Notes 4.125%, 09/11/15	736,371

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	35

Portfolio of Investments

as of July 31, 2010 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

CORPORATE BONDS (Continued)

Transportation 1.7%
Baa3		$2,000	Con-Way, Inc., Sr. Unsec’d. Notes 7.25%, 01/15/18	$2,153,320

Utilities 0.9%
Baa1		1,000	Illinois Power Co., Sr. Sec’d. Notes 6.25%, 04/01/18	1,115,184

			TOTAL CORPORATE BONDS (cost $24,870,074)	25,943,194

FOREIGN GOVERNMENT BONDS 0.8%
Aaa	CAD	200	Canadian Government, Notes (Canada) 1.50%, 03/01/12	195,138
Ba2	BRL	1,300	Republic of Brazil, Sr. Unsec’d. Notes (Brazil) 12.50%, 01/05/22	843,544

			TOTAL FOREIGN GOVERNMENT BONDS (cost $918,338)	1,038,682

MUNICIPAL BONDS 3.0%

California 0.9%
A1		400	California State Public Works Board Lease Revenue, Revenue Bonds 7.804%, 03/01/35	412,700
Aa3		700	Los Angeles Unified School District, General Obligation Bonds 4.50%, 07/01/25	694,715

				1,107,415

Illinois 1.3%
A1		200	Chicago Transit Authority, Series A, Revenue Bonds 6.899%, 12/01/40	212,726
A1		300	Series B, Revenue Bonds 6.899%, 12/01/40	321,159

See Notes to Financial Statements.

36	Visit our website at www.prudential.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

MUNICIPAL BONDS (Continued)

Illinois (cont’d.)
A1	$1,000	State of Illinois, General Obligation Bonds 2.766%, 01/01/12	$998,970

			1,532,855

Texas 0.8%
AAA(c)	300	Dallas County Hospital District, General Obligation Bonds 6.171%, 08/15/34	309,987
Aaa	700	Texas State Transportation Commission, Revenue Bonds 5.178%, 04/01/30	716,646

			1,026,633

		TOTAL MUNICIPAL BONDS (cost $3,519,584)	3,666,903

RESIDENTIAL MORTGAGE-BACKED SECURITIES 2.6%
Ba2	332	American Home Mortgage Assets, Series 2006-1, Class 2A1 0.519%(b), 05/25/46	181,271
CCC(c)	166	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-3, Class 1A1 5.371%(b), 05/25/47	124,550
Caa1	170	Bear Stearns ALT-A Trust, Series 2005-4, Class 23A2 2.765%(b), 05/25/35	136,436
Caa3	355	Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1A 0.548%(b), 07/20/46	139,252
Aaa	17	Fannie Mae, Series 1992-146, Class PZ 8.00%, 08/25/22	18,840
Aaa	501	FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1 1.813%(b), 07/25/44	496,687
Aaa	61	Freddie Mac, Series 41, Class F 10.00%, 05/15/20	67,159

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	37

Portfolio of Investments

as of July 31, 2010 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Aaa	$14	Series 2801, Class EH 4.50%, 11/15/16	$14,458
Aaa	230	GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1 2.943%(b), 09/25/35	216,923
Caa1	780	Series 2006-OA1, Class 2A2 0.589%(b), 08/25/46	110,484
Aa1	14	Harborview Mortgage Loan Trust, Series 2006-12, Class 2A11 0.431%(b), 01/19/38	14,275
Ba1	668	Homebanc Mortgage Trust, Series 2006-1, Class 4A1 5.805%(b), 04/25/37	554,698
AAA(c)	116	Vendee Mortgage Trust, Series 2000-1, Class 1A 6.816%(b), 01/15/30	128,134
Aaa	578	Washington Mutual Mortgage Pass-Through Certificates, Series 2003-R1, Class A1 0.869%(b), 12/25/27	519,948
AAA(c)	594	Series 2003-R1, Class X, IO 20.00%(d), 12/25/27	4,454
A1	344	Series 2006-AR15, Class 2A 1.902%(b), 11/25/46	229,370
B3	342	Series 2007-OA2, Class 1A 1.102%(b), 03/25/47	204,912

		TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $3,795,121)	3,161,851

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS 6.1%
		Federal Home Loan Mortgage Corp.
	301	2.77%(b), 03/01/36	312,320
	9	3.08%(b), 08/01/23	8,850
	175	5.50%, 01/01/38	188,615
		Federal National Mortgage Assoc.
	548	3.065%(b), 06/01/35	571,295
	2,000	4.00%, TBA	2,041,562
	53	4.126%(b), 05/01/36	53,917
	968	4.50%, 06/01/39	1,013,368
	2,000	4.50%, TBA	2,083,750

See Notes to Financial Statements.

38	Visit our website at www.prudential.com

Principal Amount (000)#	Description	Value (Note 1)

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (Continued)
$56	5.00%, 06/01/23	$60,090
252	5.50%, 12/01/36	272,243
500	5.50%, TBA	538,750
212	6.50%, 01/01/16-09/01/36	232,632
77	7.50%, 01/01/32	88,066
	Government National Mortgage Assoc.
5	3.625%(b), 09/20/22	5,611
40	4.50%, 08/15/33-09/15/33	42,189
53	8.50%, 02/20/30-06/15/30	62,421

	TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (cost $7,419,439)	7,575,679

U.S. TREASURY OBLIGATIONS 11.3%
	U.S. Treasury Bonds
300	3.50%, 02/15/39	275,484
400	4.25%, 05/15/39	418,500
1,300	4.375%, 02/15/38-05/15/40	1,391,003
500	4.50%, 02/15/36	548,203
200	6.125%, 11/15/27	264,312
700	6.25%, 08/15/23	912,407
500	7.25%, 08/15/22	700,000
400	7.625%, 11/15/22	577,000
900	8.00%, 11/15/21	1,315,547
36	8.125%, 05/15/21(g)	52,768
400	8.75%, 08/15/20	602,625
200	8.875%, 02/15/19	296,312
	U.S. Treasury Inflationary Indexed Bonds, TIPS
1,900	1.25%, 07/15/20	1,921,737
	U.S. Treasury Notes
319	1.00%, 07/31/11	321,068
700	2.75%, 05/31/17	721,000
700	3.125%, 05/15/19	721,218
1,700	3.625%, 08/15/19	1,812,095
200	3.75%, 11/15/18	217,797
300	3.875%, 05/15/18	331,430
500	4.625%, 02/15/40(g)	556,016

	TOTAL U.S. TREASURY OBLIGATIONS (cost $13,465,873)	13,956,522

	TOTAL LONG-TERM INVESTMENTS (cost $98,407,481)	107,196,014

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	39

Portfolio of Investments

as of July 31, 2010 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

SHORT-TERM INVESTMENTS 13.4%

U.S. GOVERNMENT AGENCY OBLIGATION 0.8%
	$1,000	Federal Home Loan Mortgage Corp.,(h) 0.25%, 10/13/10 (cost $999,493)	$999,700

	Shares
AFFILIATED MONEY MARKET MUTUAL FUND 3.3%
	4,086,994	Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $4,086,994)(i)	4,086,994

	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(h) 9.3%
		U.S. Treasury Bills
	$2,700	0.157%, 08/19/10	2,699,819
	1,000	0.175%, 09/16/10	999,813
	500	0.177%, 08/26/10	499,948
	1,200	0.178%, 08/26/10	1,199,875
	100	0.179%, 08/26/10	99,989
	100	0.18%, 08/26/10	99,989
	5,800	0.184%, 08/26/10	5,799,388

		TOTAL U.S. TREASURY OBLIGATIONS (cost $11,398,925)	11,398,821

		TOTAL SHORT-TERM INVESTMENTS (cost $16,485,412)	16,485,515

		TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN AND SECURITY SOLD SHORT 100.2% (cost $114,892,893; Note 5)	123,681,529

See Notes to Financial Statements.

40	Visit our website at www.prudential.com

Notional Amount (000)#	Description	Counterparty	Value (Note 1)

OPTIONS WRITTEN(a) (0.1)%

Call Options (0.1)%
	Interest Rate Swap Options,
$1,100	Pay a fixed rate of 3.25% and receive a floating rate based on 3-month LIBOR, expiring 08/31/10	Barclays Capital Group	$(33,402)
1,000	Pay a fixed rate of 3.50% and receive a floating rate based on 3-month LIBOR, expiring 08/31/10	Barclays Capital Group	(51,475)
1,300	Pay a fixed rate of 3.50% and receive a floating rate based on 3-month LIBOR, expiring 08/31/10	Deutsche Bank	(66,918)

			(151,795)

Put Options
36,000	5 Year Euro-Bobl Futures, expiring 09/10/10, Strike Price $97.38		(225)
	Interest Rate Swap Options,
1,000	Receive a fixed rate of 4.50% and pay a floating rate based on 3-month LIBOR, expiring 08/31/10	Barclays Capital Group	—
1,300	Receive a fixed rate of 4.50% and pay a floating rate based on 3-month LIBOR, expiring 08/31/10	Deutsche Bank	—
1,100	Receive a fixed rate of 4.75% and pay a floating rate based on 3-month LIBOR, expiring 08/31/10	Barclays Capital Group	—
2,000	Receive a fixed rate of 4.75% and pay a floating rate based on 3-month LIBOR, expiring 08/31/10	Citigroup Global Markets	—
1,200	Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Barclays Capital Group	(11,105)
800	Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Citigroup Global Markets	(7,403)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	41

Portfolio of Investments

as of July 31, 2010 continued

Notional Amount (000)#	Description	Counterparty	Value (Note 1)

OPTIONS WRITTEN (Continued)

Put Options (cont’d.)
$1,200	Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR, expiring 07/10/12	Morgan Stanley	$(320)

			(19,053)

	TOTAL OPTIONS WRITTEN (premiums received $96,491)		(170,848)

Principal Amount (000)#
SECURITY SOLD SHORT (0.1)%

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATION
100	Federal Home Loan Mortgage Corp. 5.50%, TBA (proceeds received $107,062)		(107,672)

	TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN AND SECURITY SOLD SHORT 100.0% (cost $114,689,340)		123,403,009
	Other assets in excess of other liabilities(j)		36,922

	NET ASSETS 100%		$123,439,931

The following abbreviations are used in the Portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

FHLMC—Federal Home Loan Mortgage Corporation

IO—Interest Only

MTN—Medium Term Note

TBA—To Be Announced

TIPS—Treasury Inflation Protected Securities

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CNY—Chinese Yuan

EUR—Euro

GBP—British Pound

INR—Indian Rupee

See Notes to Financial Statements.

42	Visit our website at www.prudential.com

JPY—Japanese Yen

KRW—South Korean Won

TWD—New Taiwanese Dollar

†	The ratings reflected are as of July 31, 2010. Ratings of certain bonds may have changed subsequent to that date.
#	Principal and notional amount is shown in U.S. dollars unless otherwise stated.
(a)	Non-income producing security.
(b)	Indicates a variable rate security.
(c)	Standard & Poor’s rating.
(d)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at July 31, 2010.
(e)	Represents issuer in default on interest payments. Non-income producing security.
(f)	Indicates a security that has been deemed illiquid.
(g)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(h)	Rates shown are the effective yields at purchase date.
(i)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.
(j)	Other assets in excess of other liabilities includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts, interest rate swap agreements and credit default swap agreements as follows:

Futures contracts open at July 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at July 31, 2010	Unrealized Appreciation (Depreciation)
	Long Positions:
7	90 Day Euro Dollar	Sep 10	$1,736,000	$1,742,825	$6,825
13	90 Day Euro EURIBOR	Dec 10	4,195,759	4,192,469	(3,290)
1	90 Day Euro EURIBOR	Jun 11	320,184	321,911	1,727
14	5 Year Euro-Bobl	Sep 10	2,189,739	2,189,843	104
13	10 Year Euro-Bund	Sep 10	2,163,390	2,177,763	14,373

					$19,739

Forward foreign currency exchange contracts outstanding at July 31, 2010:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan,
Expiring 11/17/10	Deutsche Bank	CNY	4,180	$629,846	$617,682	$(12,164)
Expiring 11/17/10	Goldman Sachs & Co.	CNY	1,937	292,000	286,145	(5,855)
Expiring 11/23/10	Bank of America	CNY	4,562	686,075	674,156	(11,919)
Expiring 11/23/10	Barclays Capital Group	CNY	305	46,000	45,068	(932)
Expiring 04/07/11	JPMorgan Chase	CNY	27	4,000	3,938	(62)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	43

Portfolio of Investments

as of July 31, 2010 continued

Forward foreign currency exchange contracts outstanding at July 31, 2010 (cont’d.):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan (cont’d.)
Expiring 04/28/11	Citigroup Global Markets	CNY	132	$20,000	$19,652	$(348)
Expiring 04/28/11	JPMorgan Chase	CNY	159	24,000	23,586	(414)
Expiring 06/15/11	Hong Kong & Shanghai Bank	CNY	718	108,000	106,885	(1,115)
Expiring 11/04/11	Deutsche Bank	CNY	383	60,000	57,436	(2,564)
Expiring 02/13/12	Barclays Capital Group	CNY	2,524	392,328	380,577	(11,751)
Expiring 02/13/12	Barclays Capital Group	CNY	701	108,709	105,699	(3,010)
Expiring 02/13/12	Citigroup Global Markets	CNY	2,072	322,420	312,423	(9,997)
Expiring 02/13/12	Citigroup Global Markets	CNY	1,458	226,525	219,894	(6,631)
Expiring 02/13/12	Citigroup Global Markets	CNY	668	103,591	100,707	(2,884)
Expiring 02/13/12	Deutsche Bank	CNY	664	103,102	100,169	(2,933)
Expiring 02/13/12	Deutsche Bank	CNY	639	99,178	96,364	(2,814)
Expiring 02/13/12	JPMorgan Chase	CNY	810	126,000	122,188	(3,812)
Expiring 02/13/12	JPMorgan Chase	CNY	676	104,910	101,934	(2,976)
Expiring 02/13/12	UBS Securities	CNY	534	82,867	80,466	(2,401)
Euro,
Expiring 08/24/10	Deutsche Bank	EUR	361	465,527	470,434	4,907
New Taiwanese Dollar,
Expiring 01/14/11	Deutsche Bank	TWD	1,476	47,713	46,532	(1,181)
Expiring 01/14/11	Deutsche Bank	TWD	449	14,278	14,170	(108)
Expiring 01/14/11	JPMorgan Chase	TWD	1,179	37,334	37,169	(165)
Expiring 01/14/11	Morgan Stanley	TWD	1,815	57,756	57,220	(536)
Expiring 01/14/11	UBS Securities	TWD	983	31,014	30,990	(24)
South Korean Won,
Expiring 11/12/10	Barclays Capital Group	KRW	93,292	75,675	78,507	2,832
Expiring 11/12/10	Barclays Capital Group	KRW	80,990	68,214	68,155	(59)
Expiring 11/12/10	Citigroup Global Markets	KRW	171,710	142,711	144,497	1,786
Expiring 11/12/10	Citigroup Global Markets	KRW	46,770	40,000	39,358	(642)
Expiring 11/12/10	Citigroup Global Markets	KRW	35,028	30,000	29,477	(523)
Expiring 11/12/10	Citigroup Global Markets	KRW	34,857	30,000	29,333	(667)
Expiring 11/12/10	Citigroup Global Markets	KRW	34,641	30,000	29,151	(849)
Expiring 11/12/10	Citigroup Global Markets	KRW	23,356	20,000	19,655	(345)
Expiring 11/12/10	Citigroup Global Markets	KRW	23,180	20,000	19,506	(494)
Expiring 11/12/10	Deutsche Bank	KRW	34,878	30,000	29,350	(650)
Expiring 11/12/10	Goldman Sachs & Co.	KRW	23,460	20,000	19,742	(258)
Expiring 11/12/10	JPMorgan Chase	KRW	89,918	76,092	75,668	(424)
Expiring 11/12/10	JPMorgan Chase	KRW	80,203	70,000	67,492	(2,508)
Expiring 11/12/10	JPMorgan Chase	KRW	35,096	30,000	29,534	(466)
Expiring 11/12/10	Morgan Stanley	KRW	80,577	70,000	67,807	(2,193)
Expiring 11/12/10	Royal Bank of Scotland	KRW	78,200	64,222	65,807	1,585
Expiring 11/12/10	UBS Securities	KRW	224,690	198,000	189,082	(8,918)

				$5,208,087	$5,113,605	$(94,482)

See Notes to Financial Statements.

44	Visit our website at www.prudential.com

Forward foreign currency exchange contracts outstanding at July 31, 2010 (cont’d.):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 10/29/10	Deutsche Bank	AUD	1,349	$1,193,420	$1,207,134	$(13,714)
Brazilian Real,
Expiring 10/04/10	Hong Kong & Shanghai Bank	BRL	259	144,230	145,380	(1,150)
Expiring 10/04/10	JPMorgan Chase	BRL	1,037	577,509	581,337	(3,828)
British Pound,
Expiring 09/23/10	Royal Bank of Scotland	GBP	208	307,724	326,299	(18,575)
Canadian Dollar,
Expiring 08/16/10	Goldman Sachs & Co.	CAD	199	186,979	193,530	(6,551)
Chinese Yuan,
Expiring 11/17/10	Barclays Capital Group	CNY	2,524	376,581	372,925	3,656
Expiring 11/17/10	Barclays Capital Group	CNY	1,521	226,525	224,761	1,764
Expiring 11/17/10	Citigroup Global Markets	CNY	2,072	309,419	306,141	3,278
Expiring 11/23/10	Barclays Capital Group	CNY	730	108,709	107,895	814
Expiring 11/23/10	Citigroup Global Markets	CNY	696	103,591	102,802	789
Expiring 11/23/10	Deutsche Bank	CNY	692	103,102	102,316	786
Expiring 11/23/10	Deutsche Bank	CNY	666	99,178	98,466	712
Expiring 11/23/10	JPMorgan Chase	CNY	844	126,000	124,742	1,258
Expiring 11/23/10	JPMorgan Chase	CNY	705	104,910	104,142	768
Expiring 11/23/10	UBS Securities	CNY	534	79,355	78,862	493
Euro,
Expiring 08/24/10	Citigroup Global Markets	EUR	1,354	1,671,567	1,764,451	(92,884)
Indian Rupee,
Expiring 03/09/11	UBS Securities	INR	447	9,639	9,358	281
Japanese Yen,
Expiring 08/23/10	Hong Kong & Shanghai Bank	JPY	1,411	15,951	16,335	(384)
South Korean Won,
Expiring 11/12/10	Barclays Capital Group	KRW	77,587	65,530	65,291	239
Expiring 11/12/10	Citigroup Global Markets	KRW	75,727	63,999	63,726	273
Expiring 11/12/10	Royal Bank of Scotland	KRW	75,832	64,139	63,814	325
Expiring 11/12/10	Royal Bank of Scotland	KRW	56,578	48,000	47,611	389
Expiring 11/12/10	Royal Bank of Scotland	KRW	56,568	48,000	47,603	397

				$6,034,057	$6,154,921	$(120,864)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	45

Portfolio of Investments

as of July 31, 2010 continued

Interest rate swap agreements outstanding at July 31, 2010:

Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.(1)	01/02/14	BRL	2,100	11.99%	Brazilian interbank lending rate	$10,336	$618	$9,718
Merrill Lynch & Co.(1)	01/02/14	BRL	2,900	11.86	Brazilian interbank lending rate	(48)	4,721	(4,769)
Goldman Sachs & Co.(1)	01/02/14	BRL	4,400	11.96	Brazilian interbank lending rate	20,140	(5,889)	26,029

						$30,428	$(550)	$30,978

(1)	Fund pays the floating rate and receives the fixed rate.

Credit default swap agreements outstanding at July 31, 2010:

Counterparty	Termination Date	Notional Amount (000)(4)#	Fixed Rate	Reference Entity/ Obligation	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps on credit indices—Sell Protection(1):
Bank of America Securities LLC	12/20/19	$1,200	1.00%	Dow Jones CDX IG3 10Y Index	$(10,196)	$(13,683)	$3,487
Morgan Stanley & Co.	12/20/15	470	0.46	Dow Jones CDX IG5 10Y Index	(59,399)	—	(59,399)
Morgan Stanley & Co.	12/20/15	1,500	0.46	Dow Jones CDX IG5 10Y Index	(189,192)	—	(189,192)

					$(258,787)	$(13,683)	$(245,104)

See Notes to Financial Statements.

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Counterparty	Termination Date	Notional Amount (000)(4)#	Fixed Rate	Reference Entity/Obligation	Implied Credit Spread at July 31, 2010(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
Bank of America Securities LLC	09/20/15	$100	1.00%	Japan Gov’t Series 55, 2.00%, due 03/21/22	0.702%	$1,562	$460	$1,102
Goldman Sachs & Co.	09/20/15	100	1.00	Japan Gov’t Series 55, 2.00%, due 03/21/22	0.702	1,562	472	1,090
Goldman Sachs & Co.	12/20/10	300	1.00	Sprint Nextel Corp., 6.00%, due 12/01/16	1.166	143	(1,111)	1,254

						$3,267	$(179)	$3,446

The Fund entered into credit default swap agreements on corporate issues, sovereign issues, asset-backed securities and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

Counterparty	Termination Date	Notional Amount (000)(4)#	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps—Buy Protection(2):
UBS AG	06/20/17	$500	0.56%	Cardinal Health Inc., 6.00%, due 06/15/17	$2,974	$—	$2,974
Bank of America Securities LLC	03/20/18	2,000	1.83	Con-way, Inc., 7.25%, due 01/15/18	55,533	—	55,533
Barclays Bank PLC	09/20/11	200	0.58	DaimlerChrysler, 5.75%, due 09/08/11	(115)	—	(115)
Merrill Lynch & Co.	12/20/11	272	0.00	Dow Jones CDX HY7 Index	94,194	28,001	66,193
Deutsche Bank	06/20/18	1,646	1.50	Dow Jones CDX IG10 10Y Index	(15,815)	(21,294)	5,479
Goldman Sachs & Co.	06/20/18	4,453	1.50	Dow Jones CDX IG10 10Y Index	(42,795)	(114,827)	72,032
Morgan Stanley & Co.	06/20/18	4,356	1.50	Dow Jones CDX IG10 10Y Index	(41,865)	(92,458)	50,593

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	47

Portfolio of Investments

as of July 31, 2010 continued

Counterparty	Termination Date	Notional Amount (000)(4)#	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps—Buy Protection(2) (cont’d)
Deutsche Bank	06/20/13	1,258	1.55%	Dow Jones CDX IG10 5Y Index	$(15,477)	$(3,102)	$(12,375)
Goldman Sachs	06/20/13	4,937	1.55	Dow Jones CDX IG10 5Y Index	(60,719)	40,388	(101,107)
Morgan Stanley & Co.	12/20/12	700	0.14	Dow Jones CDX IG5 Index	23,507	—	23,507
Morgan Stanley & Co.	12/20/12	2,100	0.14	Dow Jones CDX IG5 Index	70,522	—	70,522
Barclays Bank PLC	12/20/17	1,065	0.80	Dow Jones CDX IG9 10Y Index	40,024	9,983	30,041
Goldman Sachs	12/20/17	1,646	0.80	Dow Jones CDX IG9 10Y Index	61,856	21,268	40,588
Merrill Lynch & Co.	12/20/17	194	0.80	Dow Jones CDX IG9 10Y Index	7,277	1,889	5,388
Morgan Stanley & Co.	12/20/17	1,549	0.80	Dow Jones CDX IG9 10Y Index	58,217	28,478	29,739
Barclays Bank PLC	06/20/13	200	1.00	Embarq Corp., 7.08%, due 06/01/16	1,010	(2,779)	3,789
Deutsche Bank	03/20/14	400	1.25	Embarq Corp., 7.08%, due 06/01/16	2,417	—	2,417
Deutsche Bank	03/20/14	200	1.27	Embarq Corp., 7.08%, due 06/01/16	1,064	—	1,064
Deutsche Bank	03/20/14	100	1.43	Embarq Corp., 7.08%, due 06/01/16	(29)	—	(29)
Bank of America Securities LLC	06/20/17	1,000	1.73	Marriott International, 6.375%, due 06/15/17	(27,525)	—	(27,525)
Deutsche Bank	06/20/18	1,000	0.84	Spectra Energy Capital, 6.20%, due 04/15/18	3,286	—	3,286
Citigroup, Inc.	02/09/46	600	2.20	Vertical CDO, Ltd., 7.01%, due 02/09/46	580,662	—	580,662

					$798,203	$(104,453)	$902,656

See Notes to Financial Statements.

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(1)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	49

Portfolio of Investments

as of July 31, 2010 continued

The following is a summary of the inputs used as of July 31, 2010 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$48,572,877	$—	$—
Preferred Stock	71,948	—	—
Asset-Backed Securities	—	2,230,664	—
Bank Loans	—	977,694	—
Corporate Bonds	—	25,943,194	—
Foreign Government Bonds	—	1,038,682	—
Municipal Bonds	—	3,666,903	—
Residential Mortgage-Backed Securities	—	3,161,851	—
U.S. Government Mortgage-Backed Obligations	—	7,575,679	—
U.S. Treasury Obligations	—	25,355,343	—
U.S. Government Agency Obligations	—	999,700	—
Affiliated Money Market Mutual Fund	4,086,994	—	—
Options Written	—	(170,848)	—
Securities Sold Short—U.S. Government Mortgage-Backed Obligations	—	(107,672)	—
Other Financial Instruments*
Futures	19,739	—	—
Forward foreign currency exchange contracts	—	(215,346)	—
Interest rate swap agreements	—	30,978	—
Credit default swap agreements	—	660,998	—

Total	$52,751,558	$71,147,820	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

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The investment allocation of Portfolio holdings and other assets in excess of other liabilities shown as a percentage of net assets as of July 31, 2010 were as follows:

U.S. Treasury Obligations	20.6%
U.S. Government Mortgage-Backed Obligations	6.1
Financial—Bank & Trust	4.6
Diversified Financial Services	3.6
Oil, Gas & Consumable Fuels	3.6
Affiliated Money Market Mutual Fund	3.3
Telecommunications	3.1
Municipal Bonds	3.0
Insurance	2.6
Residential Mortgage-Backed Securities	2.6
Transportation	2.5
Financial Services	2.4
Pharmaceuticals	2.2
Metals & Mining	2.1
Asset-Backed Securities	1.8
Commercial Banks	1.8
Capital Markets	1.7
Chemicals	1.6
Computer Services & Software	1.4
Aerospace & Defense	1.3
Retail & Merchandising	1.3
Media	1.3
Utilities	1.2
Computer Hardware	1.2
Hotels & Motels	1.1
IT Services	1.1
Hotels, Restaurants & Leisure	0.9
Internet Software & Services	0.9
Tobacco Products	0.9
Software	0.9
Foreign Government Bonds	0.8
U.S. Government Agency Obligations	0.8
Bank Loans	0.8
Food Products	0.7
Healthcare Providers & Services	0.7
Real Estate	0.6
Food & Staples Retailing	0.6
Manufacturing	0.6
Lodging	0.6
Medical Supplies & Equipment	0.6
Internet & Catalog Retail	0.6
Electric Utilities	0.6
Textiles, Apparel & Luxury Goods	0.6
Real Estate Investment Trusts	0.5
Machinery	0.5

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	51

Portfolio of Investments

as of July 31, 2010 continued

Industry (cont’d.)
Computers & Peripherals	0.5%
Diversified Telecommunication Services	0.5
Beverages	0.5
Semiconductors	0.5
Energy Equipment & Services	0.3
Specialty Retail	0.3
Industrial Conglomerates	0.3
Biotechnology	0.3
Farming & Agriculture	0.3
Foods	0.3
Commercial Services	0.3
Consumer Products & Services	0.3
Entertainment & Leisure	0.2
Household Products	0.2
Air Freight & Logistics	0.2
Healthcare Equipment & Supplies	0.2
Automobile Manufacturers	0.2
Business Services	0.2
Electronic Components	0.2
Wireless Telecommunication Services	0.2
Multi-Utilities	0.1
Electronic Equipment & Instruments	0.1
Multi-Line Retail	0.1
Life Science Tools & Services	0.1
Electrical Equipment	0.1
Healthcare Products	0.1
Healthcare Services	0.1
Office Electronics	0.1
Environmental Control	0.1
Exchange Traded Funds	0.1
Consumer Finance	0.1
Auto Parts & Equipment	0.1
Containers & Packaging	0.1
Engineering/Construction	0.1
Automobiles	0.1
Internet Services	0.1
Education	0.1
Household/Personal Care	0.1
Savings & Loan	0.1

100.2
Options Written and Security Sold Short	(0.2)
Other assets in excess of other liabilities	— *

100.0%

*	Less than .05%.

See Notes to Financial Statements.

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The Fund invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Receivable from broker-variation margin	$23,029	*	Receivable from broker-variation margin	$3,290
Interest rate contracts	—	—		Outstanding options written, at value	170,848
Interest rate contracts	Unrealized appreciation on swap agreements	35,747		Unrealized depreciation on swap agreements	4,769
Interest rate contracts	Premiums paid for swap agreements	5,339		Premiums received for swap agreements	5,889
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	27,332		Unrealized depreciation on foreign currency exchange contracts	242,678
Credit contracts	Unrealized appreciation on swap agreements	1,050,740		Unrealized depreciation on swap agreements	389,742
Credit contracts	Premiums paid for swap agreements	130,939		Premiums received for swap agreements	249,254

Total		$1,273,126			$1,066,470

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	53

Portfolio of Investments

as of July 31, 2010 continued

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$290,199	$1,351,120	$566,516	$619,653	$—	$2,827,488
Foreign exchange contracts	—	—	—	—	254,172	254,172
Credit contracts	—	—	5,810	(247,947)	—	(242,137)
Equity contracts	(814)	—	—	—	—	(814)

Total	$289,385	$1,351,120	$572,326	$371,706	$254,172	$2,838,709

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$(658,693)	$(647,697)	$(141,845)	$(203,937)	$—	$(1,652,172)
Foreign exchange contracts	—	—	—	—	(109,885)	(109,885)
Credit contracts	—	—	—	(84,014)	—	(84,014)

Total	$(658,693)	$(647,697)	$(141,845)	$(287,951)	$(109,885)	$(1,846,071)

For the year ended July 31, 2010, the Fund’s average volume of derivative activities are as follows:

Purchased Options(1)	Written Options(2)	Futures Contracts- Long Positions(3)	Forward foreign currency exchange purchase contracts(4)	Forward foreign currency exchange sale contracts(5)	Interest rate swap agreements(6)	Credit default swap agreements- Buy Protection(6)	Credit default swap agreements- Sell Protection(6)
$49,120	$127,186	$37,342,078	$4,519,097	$6,443,996	$5,942,100	$31,484,635	$3,150,000

(1)	Cost.
(2)	Premium Received.
(3)	Value at Trade Date.
(4)	Value at Settlement Date Payable.
(5)	Value at Settlement Date Receivable.
(6)	Notional Amount.

See Notes to Financial Statements.

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Financial Statements

JULY 31, 2010	ANNUAL REPORT

Target Conservative Allocation Fund

Statement of Assets and Liabilities

as of July 31, 2010

Assets
Investments at value:
Unaffiliated investments (cost $110,805,899)	$119,594,535
Affiliated investments (cost $4,086,994)	4,086,994
Cash	4,424
Foreign currency, at value (cost $165,439)	177,659
Receivable for investments sold	11,856,673
Unrealized appreciation on swap agreements	1,086,487
Dividend and interest receivable	623,067
Premiums paid for swap agreements	136,278
Receivable for fund shares sold	73,355
Unrealized appreciation on foreign currency exchange contracts	27,332
Receivable from broker-variation margin	18,215
Tax reclaim receivable	3,999

Total assets	137,689,018

Liabilities
Payable for investments purchased	11,617,588
Payable to broker	790,000
Unrealized depreciation on swap agreements	394,511
Payable for Fund shares reacquired	288,606
Premiums received for swap agreements	255,143
Unrealized depreciation on foreign currency exchange contracts	242,678
Accrued expenses and other liabilities	231,585
Outstanding options written, at value (premiums received $96,491)	170,848
Securities sold short, at value (proceeds $107,062)	107,672
Management fee payable	77,760
Distribution fee payable	53,664
Affiliated transfer agent fee payable	12,087
Deferred trustees’ fees	6,945

Total liabilities	14,249,087

Net Assets	$123,439,931

Net assets were comprised of:
Shares of beneficial interest, at par	$13,014
Paid-in capital, in excess of par	130,031,737

130,044,751
Undistributed net investment income	2,182,547
Accumulated net realized loss on investment and foreign currency transactions	(17,986,694)
Net unrealized appreciation on investments and foreign currencies	9,199,327

Net assets, July 31, 2010	$123,439,931

See Notes to Financial Statements.

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Class A:
Net asset value and redemption price per share ($75,227,717 / 7,896,593 shares of beneficial interest issued and outstanding)	$9.53
Maximum sales charge (5.50% of offering price)	.55

Maximum offering price to public	$10.08

Class B:
Net asset value, offering price and redemption price per share ($23,211,789 / 2,466,476 shares of beneficial interest issued and outstanding)	$9.41

Class C:
Net asset value, offering price and redemption price per share ($20,498,810 / 2,178,502 shares of beneficial interest issued and outstanding)	$9.41

Class M:
Net asset value, offering price and redemption price per share ($168,297 / 17,888 shares of beneficial interest issued and outstanding)	$9.41

Class R:
Net asset value, offering price and redemption price per share ($687,386 / 72,269 shares of beneficial interest issued and outstanding)	$9.51

Class X:
Net asset value, offering price and redemption price per share ($768,869 / 81,701 shares of beneficial interest issued and outstanding)	$9.41

Class Z:
Net asset value, offering price and redemption price per share ($2,877,063 / 300,574 shares of beneficial interest issued and outstanding)	$9.57

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	57

Statement of Operations

Year Ended July 31, 2010

Net Investment Income
Income
Unaffiliated interest income	$3,469,036
Unaffiliated dividend income (net of foreign withholding taxes $5,722)	972,505
Affiliated dividend income	10,657

4,452,198

Expenses
Management fee	947,071
Distribution fee—Class A	177,162
Distribution fee—Class B	287,465
Distribution fee—Class C	217,457
Distribution fee—Class M	3,392
Distribution fee—Class R	3,431
Distribution fee—Class X	8,626
Custodian’s fees and expenses	246,000
Transfer agent’s fees and expenses (including affiliated expense of $78,900)	166,000
Audit fee	68,000
Reports to shareholders	60,000
Registration fees	60,000
Legal fee	21,000
Trustees’ fees	15,000
Insurance expense	3,000
Miscellaneous	17,484

Total expenses	2,301,088

Net Investment Income	2,151,110

Net Realized And Unrealized Gain (Loss) On Investments And Foreign Currency
Net realized gain (loss) on:
Investment transactions	5,753,159
Options written transactions	572,326
Foreign currency transactions	(160,708)
Futures transactions	1,351,120
Swap agreement transactions	371,706
Short sale transactions	(297,682)

7,589,921

Net change in unrealized appreciation (depreciation) on:
Investments	6,148,596
Options written	(141,845)
Foreign currencies	(139,898)
Futures	(647,697)
Swaps	(287,951)
Short Sales	30,367

4,961,572

Net gain on investments	12,551,493

Net Increase In Net Assets Resulting From Operations	$14,702,603

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31,
	2010	2009
Increase (Decrease) In Net Assets
Operations
Net investment income	$2,151,110	$3,117,710
Net realized gain (loss) on investments and foreign currency transactions	7,589,921	(20,752,107)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	4,961,572	4,268,353

Net increase (decrease) in net assets resulting from operations	14,702,603	(13,366,044)

Dividends and distributions (Note 1)
Dividends from net investment income:
Class A	(207,106)	(2,566,779)
Class B	(55,007)	(1,631,692)
Class C	(39,956)	(946,194)
Class M	(828)	(29,382)
Class R	(1,964)	(40,708)
Class X	(1,787)	(56,837)
Class Z	(10,604)	(210,523)

	(317,252)	(5,482,115)

Distributions from net realized gains:
Class A	—	(1,826,262)
Class B	—	(1,168,700)
Class C	—	(701,143)
Class M	—	(20,383)
Class R	—	(27,725)
Class X	—	(36,500)
Class Z	—	(139,433)

	—	(3,920,146)

Tax Return of Capital
Class A	—	(369,683)
Class B	—	(242,877)
Class C	—	(143,511)
Class M	—	(4,065)
Class R	—	(7,801)
Class X	—	(8,341)
Class Z	—	(23,675)

	—	(799,953)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	16,410,476	15,100,836
Net asset value of shares issued in reinvestment of dividends and distributions	307,143	9,495,837
Cost of shares reacquired	(30,874,243)	(45,287,010)

Net decrease in net assets resulting from Fund share transactions	(14,156,624)	(20,690,337)

Total increase (decrease)	228,727	(44,258,595)
Net Assets
Beginning of year	123,211,204	167,469,799

End of year (a)	$123,439,931	$123,211,204

(a) Includes undistributed net income of:	$2,182,547	$52,790

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	59

Notes to Financial Statements

Target Asset Allocation Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three portfolios: Target Moderate Allocation Fund, Target Conservative Allocation Fund (the “Fund”) and Target Growth Allocation Fund. These financial statements relate only to Target Conservative Allocation Fund. The financial statements of the other portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

The Fund uses investment managers (“Subadvisors”), each managing a portion of the Fund’s assets. The following lists the Subadvisors and their respective segment during the year ended July 31, 2010.

Fund Segment	Subadvisors

Large-cap value stocks	Hotchkis and Wiley Capital Management LLC Eaton Vance Management NFJ Investment Group L.P.

Large-cap growth stocks	Marsico Capital Management, LLC Massachusetts Financial Services Company

Core fixed income bonds	Pacific Investment Management Company LLC

Small-cap value stocks	EARNEST Partners, LLC Vaughan Nelson Investment Management, L.P.

Small-cap growth stocks	Eagle Asset Management, Inc.

The investment objective of the Fund is to provide current income and a reasonable level of capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of debt obligations and equity securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of

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an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the Subadvisers, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available, pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued at amortized cost, which approximates fair value. The amortized cost

Target Asset Allocation Funds/Target Conservative Allocation Fund	61

Notes to Financial Statements

continued

method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at fair value.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

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Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities as in unrealized appreciation and/or depreciation on forward foreign currency contracts. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense.

Options: The Fund purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates, with respect to securities or currencies which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. When the Fund purchases an option, it pays a

Target Asset Allocation Funds/Target Conservative Allocation Fund	63

Notes to Financial Statements

continued

premium and an amount equal to that premium is recorded as an asset. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written transactions.

The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Fund writes an option on a swap contract, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps, is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund

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each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

With exchange-traded futures and option contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options and guarantees the futures and options against default.

A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively the proceeds originally received.

Swap Agreements: The Fund may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at reporting date, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund used interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments using interest

Target Asset Allocation Funds/Target Conservative Allocation Fund	65

Notes to Financial Statements

continued

rate swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund purchased credit default swaps to provide a measure of protection against defaults of the issuers. The Fund used credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively increase investment risk to its portfolio because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

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The maximum amount of the payment that the Fund as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	67

Notes to Financial Statements

continued

As of July 31, 2010, the Fund has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Warrants and Rights: The Fund may hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dare. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy on the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment and distributions of net realized capital and currency gains, if any, annually.

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Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadvisers’ performance of all investment advisory services. Pursuant to the advisory agreement, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. The management fee paid to PI is computed daily and payable monthly at an annual rate of 0.75 % of average daily net assets up to $500 million, 0.70% of average daily net assets for the next $500 million and 0.65% of average daily net assets in excess of $1 billion. The effective management fee rate was 0.75% for the year ended July 31, 2010.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class M, Class R and Class X shares, pursuant to plans of distribution (the Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Target Asset Allocation Funds/Target Conservative Allocation Fund	69

Notes to Financial Statements

continued

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 1%, 1%, 0.75% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively. Such expenses under the plans were 0.25%, 1%, 1%, 1%, 0.50% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively, for the year ended July 31, 2010.

PIMS has advised the Fund that it has received $75,795 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2010. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs. PIMS has advised the Fund that for the year ended July 31, 2010, it has received $31,915, $1,261, $249, and $272, in contingent deferred sales charges imposed upon certain redemptions by Class B, Class C, Class M and Class X shareholders, respectively.

PIMS and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees related to the services of First Clearing, LLC (“First Clearing”) and Wells Fargo Advisors, LLC (“Wells Fargo”), affiliates of PI through December 31, 2009. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. For year ended July 31, 2010, the Fund incurred approximately $35,200 in total networking fees, of which $3,800 and $6,700 was paid to First Clearing and Wells Fargo, respectively, through December 31, 2009. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Portfolio”), a portfolio of the Prudential Investment Portfolios 2. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

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Earnings from the Portfolio are disclosed on the Statement of Operations as affiliated dividends.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and U.S. Government investments, for the year ended July 31, 2010, aggregated $105,237,289 and $129,630,207, respectively.

Transactions in options written during the year ended July 31, 2010, were as follows:

	Number of Contracts/ Notional Amount	Premiums Received
Options outstanding at July 31, 2009	20,800,000	$116,810
Written options	96,270,000	427,989
Expired options	(63,070,000)	(386,583)
Closed options	(6,000,000)	(61,725)

Options outstanding at July 31, 2010	48,000,000	$96,491

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions. For the tax year ended July 31, 2010, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investments and foreign currency transactions by $295,899 due to differences in the treatment for books and tax purposes of certain transactions involving foreign securities and currencies, reclasses on swaps and reclasses on paydown losses. Net investment income, net realized gain and net assets were not affected by this change.

For the year ended July 31, 2010 the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $317,252 of ordinary income. For the year ended July 31, 2009, the tax character of dividends paid as reflected in the Statement of Charges in Net Assets were $7,365,887 of ordinary income, $2,036,374 of long-term capital gains and $799,953 return of capital.

Target Asset Allocation Funds/Target Conservative Allocation Fund	71

Notes to Financial Statements

continued

As of July 31, 2010, the accumulated undistributed earnings on a tax basis was $2,036,815 from ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2010 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation on Investments	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation of Investments
$118,715,617	$11,316,282	$(6,350,370)	$4,965,912	$608,558	$5,574,470

The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales and straddles. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark to market of receivable, payables, futures, forwards and options.

As of July 31, 2010, the capital loss carryforward for tax purposes was approximately $14,209,000 of which $3,716,000 expires in 2017 and $10,493,000 expires in 2018. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration dates.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2010, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%.

Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject

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to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years after purchase. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. As of July 31, 2010, Prudential owned 245 shares of Class R shares.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2010:
Shares sold	1,441,775	$13,350,819
Shares issued in reinvestment of dividends and distributions	22,489	202,178
Shares reacquired	(1,748,409)	(16,153,001)

Net increase (decrease) in shares outstanding before conversion	(284,145)	(2,600,004)
Shares issued, upon conversion from Class B, Class M, and Class X	694,166	6,375,105

Net increase (decrease) in shares outstanding	410,021	$3,775,101

Year ended July 31, 2009:
Shares sold	1,004,567	$8,293,256
Shares issued in reinvestment of dividends and distributions	571,932	4,492,654
Shares reacquired	(2,070,471)	(16,902,749)

Net increase (decrease) in shares outstanding before conversion	(493,972)	(4,116,839)
Shares issued, upon conversion from Class B, Class M, and Class X	1,027,189	8,521,510

Net increase (decrease) in shares outstanding	533,217	$4,404,671

Target Asset Allocation Funds/Target Conservative Allocation Fund	73

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended July 31, 2010:
Shares sold	114,212	$1,043,806
Shares issued in reinvestment of dividends and distributions	5,958	53,207
Shares reacquired	(870,033)	(7,949,057)

Net increase (decrease) in shares outstanding before conversion	(749,863)	(6,852,044)
Shares reaquired upon conversion into Class A	(651,996)	(5,931,165)

Net increase (decrease) in shares outstanding	(1,401,859)	$(12,783,209)

Year ended July 31, 2009:
Shares sold	219,532	$1,806,727
Shares issued in reinvestment of dividends and distributions	365,773	2,873,275
Shares reacquired	(1,519,010)	(12,521,462)

Net increase (decrease) in shares outstanding before conversion	(933,705)	(7,841,460)
Shares reaquired upon conversion into Class A	(989,021)	(8,171,323)

Net increase (decrease) in shares outstanding	(1,922,726)	$(16,012,783)

Class C
Year ended July 31, 2010:
Shares sold	151,455	$1,371,921
Shares issued in reinvestment of dividends and distributions	4,171	37,245
Shares reacquired	(560,891)	(5,132,891)

Net increase (decrease) in shares outstanding	(405,265)	$(3,723,725)

Year ended July 31, 2009:
Shares sold	257,160	$2,131,461
Shares issued in reinvestment of dividends and distributions	200,023	1,569,339
Shares reacquired	(870,283)	(7,035,186)

Net increase (decrease) in shares outstanding	(413,100)	$(3,334,386)

Class M
Year ended July 31, 2010:
Shares sold	2,923	$26,032
Shares issued in reinvestment of dividends and distributions	83	743
Shares reacquired	(20,408)	(184,048)

Net increase (decrease) in shares outstanding before conversion	(17,402)	(157,273)
Shares reaquired upon conversion into Class A	(21,555)	(197,717)

Net increase (decrease) in shares outstanding	(38,957)	$(354,990)

74	Visit our website at www.prudential.com

Class M	Shares	Amount
Year ended July 31, 2009:
Shares sold	28,078	$231,841
Shares issued in reinvestment of dividends and distributions	6,589	51,861
Shares reacquired	(68,035)	(558,594)

Net increase (decrease) in shares outstanding before conversion	(33,368)	(274,892)
Shares reaquired upon conversion into Class A	(16,389)	(136,303)

Net increase (decrease) in shares outstanding	(49,757)	$(411,195)

Class R
Year ended July 31, 2010:
Shares sold	8,218	$75,051
Shares issued in reinvestment of dividends and distributions	219	1,964
Shares reacquired	(21,130)	(191,904)

Net increase (decrease) in shares outstanding	(12,693)	$(114,889)

Year ended July 31, 2009:
Shares sold	29,683	$243,314
Shares issued in reinvestment of dividends and distributions	9,651	79,191
Shares reacquired	(361,994)	(3,282,075)

Net increase (decrease) in shares outstanding	(322,660)	$(2,959,570)

Class X
Year ended July 31, 2010:
Shares sold	23,721	$216,877
Shares issued in reinvestment of dividends and distributions	199	1,780
Shares reacquired	(31,416)	(286,957)

Net increase (decrease) in shares outstanding before conversion	(7,496)	(68,300)
Shares reaquired upon conversion into Class A	(26,736)	(246,223)

Net increase (decrease) in shares outstanding	(34,232)	$(314,523)

Year ended July 31, 2009:
Shares sold	47,964	$353,169
Shares issued in reinvestment of dividends and distributions	12,793	100,792
Shares reacquired	(134,886)	(1,065,141)

Net increase (decrease) in shares outstanding before conversion	(74,129)	(611,180)
Shares reaquired upon conversion into Class A	(25,880)	(213,884)

Net increase (decrease) in shares outstanding	(100,009)	$(825,064)

Class Z
Year ended July 31, 2010:
Shares sold	34,597	$325,970
Shares issued in reinvestment of dividends and distributions	1,113	10,026
Shares reacquired	(106,335)	(976,385)

Net increase (decrease) in shares outstanding	(70,625)	$(640,389)

Target Asset Allocation Funds/Target Conservative Allocation Fund	75

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended July 31, 2009:
Shares sold	236,643	$2,041,068
Shares issued in reinvestment of dividends and distributions	42,146	331,725
Shares reacquired	(477,331)	(3,921,803)

Net increase (decrease) in shares outstanding	(198,542)	$(1,549,010)

Note 7. Borrowings

The Trust, along with other affiliated registered investment companies (the “Companies”), are a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009, the Companies renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Companies pay a commitment fee of 0.15% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 20, 2010. For the period from October 24, 2008 through October 21, 2009, the Companies paid a commitment fee of 0.13% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Trust did not utilize the line of credit during the year ended July 31, 2010.

Note 8. New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value

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measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Target Asset Allocation Funds/Target Conservative Allocation Fund	77

Financial Highlights

Class A Shares
	Year Ended July 31,
Per Share Operating Performance:	2010(c)	2009(c)	2008(c)	2007	2006(c)
Net Asset Value, Beginning Of Year	$8.48	$9.84	$10.66	$10.33	$11.36
Income (loss) from investment operations:
Net investment income	.18	.23	.27	.25	.28
Net realized and unrealized gain (loss) on investments	.90	(.92)	(.32)	.56	(.05)
Total from investment operations	1.08	(.69)	(.05)	.81	.23
Less Dividends and Distributions:
Dividends from net investment income	(.03)	(.37)	(.27)	(.27)	(.30)
Tax return of capital	-	(.05)	-	-	-
Distributions from net realized gains on investments	-	(.25)	(.50)	(.21)	(.96)
Total dividends and distributions	(.03)	(.67)	(.77)	(.48)	(1.26)
Net asset value, end of year	$9.53	$8.48	$9.84	$10.66	$10.33
Total Return(a):	12.72%	(6.36)%	(0.75)%	7.93%	2.20%

Ratios/Supplemental Data:
Net assets, end of year (000)	$75,228	$63,491	$68,408	$60,657	$58,130
Average net assets (000)	$70,865	$59,479	$65,817	$61,106	$51,963
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(b)	1.52%	1.64% (e)	1.43%	1.35%	1.41%
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.39% (e)	1.18%	1.10%	1.16%
Net investment income	2.00%	2.76%	2.59%	2.34%	2.57%
For Class A, B, C, M, R, X and Z shares:
Portfolio turnover rate	200%	356%	353%	395%	481%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily assets of the Class A shares.

(c) Calculated based upon the average shares outstanding during the year.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Includes interest expense of .06%.

See Notes to Financial Statements.

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Class B Shares
	Year Ended July 31,
Per Share Operating Performance:	2010(b)	2009(b)	2008(b)	2007	2006(b)
Net Asset Value, Beginning Of Year	$8.43	$9.82	$10.64	$10.31	$11.34
Income (loss) from investment operations:
Net investment income	.11	.17	.19	.17	.18
Net realized and unrealized gain (loss) on investments	.89	(.92)	(.32)	.56	(.03)
Total from investment operations	1.00	(.75)	(.13)	.73	.15
Less Dividends and Distributions:
Dividends from net investment income	(.02)	(.34)	(.19)	(.19)	(.22)
Tax return of capital	-	(.05)	-	-	-
Distributions from net realized gains on investments	-	(.25)	(.50)	(.21)	(.96)
Total dividends and distributions	(.02)	(.64)	(.69)	(.40)	(1.18)
Net asset value, end of year	$9.41	$8.43	$9.82	$10.64	$10.31
Total Return(a)	11.82%	(7.05)%	(1.49)%	7.12%	1.40%

Ratios/Supplemental Data:
Net assets, end of year (000)	$23,212	$32,609	$56,853	$78,305	$94,011
Average net assets (000)	$28,746	$39,077	$70,345	$87,224	$106,189
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.27%	2.39% (d)	2.18%	2.10%	2.16%
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.39% (d)	1.18%	1.10%	1.16%
Net investment income	1.26%	2.08%	1.82%	1.60%	1.68%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon the average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .06%.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	79

Financial Highlights

continued

Class C Shares
	Year Ended July 31,
Per Share Operating Performance:	2010(b)	2009(b)	2008(b)	2007	2006(b)
Net Asset Value, Beginning Of Year	$8.43	$9.82	$10.64	$10.31	$11.34
Income (loss) from investment operations:
Net investment income	.11	.17	.19	.17	.20
Net realized and unrealized gain (loss) on investments	.89	(.92)	(.32)	.56	(.05)
Total from investment operations	1.00	(.75)	(.13)	.73	.15
Less Dividends and Distributions:
Dividends from net investment income	(.02)	(.34)	(.19)	(.19)	(.22)
Tax return of capital	-	(.05)	-	-	-
Distributions from net realized gains on investments	-	(.25)	(.50)	(.21)	(.96)
Total dividends and distributions	(.02)	(.64)	(.69)	(.40)	(1.18)
Net asset value, end of year	$9.41	$8.43	$9.82	$10.64	$10.31
Total Return(a)	11.82%	(7.05)%	(1.49)%	7.12%	1.40%

Ratios/Supplemental Data:
Net assets, end of year (000)	$20,499	$21,777	$29,417	$32,800	$35,591
Average net assets (000)	$21,746	$23,090	$32,068	$34,907	$39,175
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.27%	2.39% (d)	2.18%	2.10%	2.16%
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.39% (d)	1.18%	1.10%	1.16%
Net investment income	1.26%	2.04%	1.83%	1.60%	1.83%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon the average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .06%.

See Notes to Financial Statements.

80	Visit our website at www.prudential.com

Class M Shares
	Year Ended July 31,
Per Share Operating Performance:	2010(b)	2009(b)	2008(b)	2007	2006(b)
Net Asset Value, Beginning Of Year	$8.43	$9.82	$10.64	$10.31	$11.34
Income (loss) from investment operations:
Net investment income	.12	.17	.19	.17	.19
Net realized and unrealized gain (loss) on investments	.88	(.92)	(.32)	.56	(.04)
Total from investment operations	1.00	(.75)	(.13)	.73	.15
Less Dividends and Distributions:
Dividends from net investment income	(.02)	(.34)	(.19)	(.19)	(.22)
Tax return of capital	-	(.05)	-	-	-
Distributions from net realized gains on investments	-	(.25)	(.50)	(.21)	(.96)
Total dividends and distributions	(.02)	(.64)	(.69)	(.40)	(1.18)
Net asset value, end of year	$9.41	$8.43	$9.82	$10.64	$10.31
Total Return(a)	11.82%	(7.06)%	(1.49)%	7.12%	1.41%

Ratios/Supplemental Data:
Net assets, end of year (000)	$168	$479	$1,047	$2,936	$3,439
Average net assets (000)	$339	$654	$2,357	$3,219	$2,579
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.27%	2.39% (d)	2.18%	2.10%	2.16%
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.39% (d)	1.18%	1.10%	1.16%
Net investment income	1.28%	2.09%	1.81%	1.60%	1.84%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon the average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .06%.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	81

Financial Highlights

continued

Class R Shares
	Year Ended July 31,
Per Share Operating Performance:	2010(c)	2009(c)	2008(c)	2007	2006(c)
Net Asset Value, Beginning Of Year	$8.48	$9.85	$10.67	$10.34	$11.37
Income (loss) from investment operations:
Net investment income	.16	.24	.24	.23	.25
Net realized and unrealized gain (loss) on investments	.89	(.95)	(.31)	.55	(.05)
Total from investment operations	1.05	(.71)	(.07)	.78	.20
Less Dividends and Distributions:
Dividends from net investment income	(.02)	(.36)	(.25)	(.24)	(.27)
Tax return of capital	-	(.05)	-	-	-
Distributions from net realized gains on investments	-	(.25)	(.50)	(.21)	(.96)
Total dividends and distributions	(.02)	(.66)	(.75)	(.45)	(1.23)
Net asset value, end of year	$9.51	$8.48	$9.85	$10.67	$10.34
Total Return(a)	12.44%	(6.59)%	(0.99)%	7.64%	1.93%

Ratios/Supplemental Data:
Net assets, end of year (000)	$687	$721	$4,015	$8,751	$7,419
Average net assets (000)	$686	$1,255	$4,787	$8,273	$4,498
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(b)	1.77%	1.89% (e)	1.68%	1.60%	1.66%
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.39% (e)	1.18%	1.10%	1.16%
Net investment income	1.76%	2.70%	2.33%	2.09%	2.31%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily assets of the Class R shares.

(c) Calculated based upon the average shares outstanding during the year.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Includes interest expense of .06%.

See Notes to Financial Statements.

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Class X Shares
	Year Ended July 31,
Per Share Operating Performance:	2010(b)	2009(b)	2008(b)	2007	2006(b)
Net Asset Value, Beginning Of Year	$8.43	$9.82	$10.63	$10.31	$11.33
Income (loss) from investment operations:
Net investment income	.12	.18	.21	.17	.19
Net realized and unrealized gain (loss) on investments	.88	(.93)	(.31)	.55	(.03)
Total from investment operations	1.00	(.75)	(.10)	.72	.16
Less Dividends and Distributions:
Dividends from net investment income	(.02)	(.34)	(.21)	(.19)	(.22)
Tax return of capital	-	(.05)	-	-	-
Distributions from net realized gains on investments	-	(.25)	(.50)	(.21)	(.96)
Total dividends and distributions	(.02)	(.64)	(.71)	(.40)	(1.18)
Net asset value, end of year	$9.41	$8.43	$9.82	$10.63	$10.31
Total Return(a)	11.82%	(7.05)%	(1.22)%	7.13%	1.41%

Ratios/Supplemental Data:
Net assets, end of year (000)	$769	$977	$2,120	$2,601	$2,607
Average net assets (000)	$863	$1,342	$2,441	$2,463	$1,892
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.27%	2.37% (d)	1.99%	2.10%	2.16%
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.39% (d)	1.18%	1.10%	1.16%
Net investment income	1.26%	2.13%	2.02%	1.60%	1.86%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon the average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .06%.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	83

Financial Highlights

continued

Class Z Shares
	Year Ended July 31,
Per Share Operating Performance:	2010(b)	2009(b)	2008(b)	2007	2006(b)
Net Asset Value, Beginning Of Year	$8.50	$9.85	$10.67	$10.34	$11.37
Income (loss) from investment operations:
Net investment income	.21	.26	.30	.28	.30
Net realized and unrealized gain (loss) on investments	.89	(.93)	(.32)	.56	(.04)
Total from investment operations	1.10	(.67)	(.02)	.84	.26
Less Dividends and Distributions:
Dividends from net investment income	(.03)	(.38)	(.30)	(.30)	(.33)
Tax return of capital	-	(.05)	-	-	-
Distributions from net realized gains on investments	-	(.25)	(.50)	(.21)	(.96)
Total dividends and distributions	(.03)	(.68)	(.80)	(.51)	(1.29)
Net asset value, end of year	$9.57	$8.50	$9.85	$10.67	$10.34
Total Return(a)	12.97%	(6.14)%	(0.50)%	8.20%	2.47%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,877	$3,156	$5,610	$5,397	$4,471
Average net assets (000)	$3,031	$3,809	$5,771	$4,521	$4,587
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.27%	1.39% (d)	1.18%	1.10%	1.16%
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.39% (d)	1.18%	1.10%	1.16%
Net investment income	2.26%	3.10%	2.85%	2.59%	2.83%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon the average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .06%.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Target Asset Allocation Funds—Target Conservative Allocation Fund:

We have audited the accompanying statement of assets and liabilities of the Target Conservative Allocation Fund (hereafter referred to as the “Fund”), a portfolio of the Target Asset Allocation Funds, including the portfolio of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2010, and the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 21, 2010

Target Asset Allocation Funds/Target Conservative Allocation Fund	85

Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”) to advise you within 60 days of the Fund’s fiscal year end (July 31, 2010) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended July 31, 2010, the Fund paid ordinary income dividends of $0.027 per share for Class A shares, $0.016 per share for Class B, C, M and X shares respectively, $0.023 per share for Class R shares and $0.031 per share for Class Z shares, which are taxable as such.

For the year ended July 31, 2010, the Fund designates the maximum amount allowable but not less than the following percentages of ordinary income distributions paid as: 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (QDI); 2) eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code (DRD); and 3) interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code (IRD):

	QDI	DRD	IRD
Target Conservative Allocation Fund	35.37%	32.53%	100.00%

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 9.28% of the ordinary income dividends paid qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

In January 2011, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends received by you in calendar year 2010.

86	Visit our website at www.prudential.com

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (58) Board Member Portfolios Overseen: 55

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (58) Board Member Portfolios Overseen: 55

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989- February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006), CitiStreet Funds, Inc. (mutual funds) (May 1993-February 2005), AM- CH, Inc. (restaurant holding company) (November 2004-February 2005).

Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 55

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.

Target Asset Allocation Funds/Target Conservative Allocation Fund

Douglas H. McCorkindale (71) Board Member Portfolios Overseen: 55	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (68) Board Member Portfolios Overseen: 55	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (67) Board Member Portfolios Overseen: 55

Retired Mutual Fund Senior Executive (42 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 55	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (67) Board Member Portfolios Overseen: 55

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

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Interested Board Members (1)
Judy A. Rice (62) Board Member & President Portfolios Overseen: 55

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer- In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (37) Board Member & Vice President Portfolios Overseen: 55

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)	The year that each Board Member joined the Funds’ Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 1998; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Judy A. Rice, Board Member and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Target Asset Allocation Funds/Target Conservative Allocation Fund

Fund Officers (a)(1)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (57) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (52) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (52) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (47) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Noreen M. Fierro (46) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) wi thin Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

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(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year that each individual became an Officer of the Funds is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Target Asset Allocation Funds/Target Conservative Allocation Fund

Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of the Target Conservative Allocation Fund (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Target Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with various subadvisers. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 21-23, 2010 and approved the renewal of the agreements through July 31, 2011, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and each subadviser. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five- and 10-year periods ending December 31, 2009, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadvisers, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees,

Target Asset Allocation Funds/Target Conservative Allocation Fund

[1]	Target Conservative Allocation Fund is one of three series which, together, comprise the Target Asset Allocation Funds.

Approval of Advisory Agreements (continued)

and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 21-23, 2010.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement with Target Asset Allocation Funds, and between PI and each subadviser,2 each of which serve as subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and each subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by each subadviser, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisers, as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and each subadviser, and also

[2]

The Fund’s subadvisers are: Eagle Asset Management, Eaton Vance Management, Marsico Capital Management LLC, Massachusetts Financial Services Company, Hotchkis and Wiley Capital Management LLC, NFJ Investment Group LLC, EARNEST Partners LLC, Vaughan Nelson Investment Management, and Pacific Investment Management Company LLC.

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reviewed the qualifications, backgrounds and responsibilities of the subadvisers’ portfolio managers who are responsible for the day-to-day management of the Fund. The Board was provided with information pertaining to PI’s and each subadviser’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadviser. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and each subadviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each subadviser, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and each subadviser under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board noted that the Fund’s gross performance in relation to its Peer Universe (the Lipper Mixed-Asset Target Allocation Conservative Funds Performance Universe) was in the first quartile for the 10-year period, in the second quartile over the three- and five-year periods, and in the third quartile over the one-year period. The Board also noted that the Fund outperformed its benchmark index over all periods. The Board also noted that the Fund ranked in the first quartile during the first quarter of 2010. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s second quartile, and that total expenses ranked in the Expense Group’s fourth quartile. The Board also considered PI’s explanation that the Fund’s fourth quartile total expense ranking was largely due to the custodial fees incurred by the Fund, which were attributable to the “sleeve” nature of the Fund.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of

Target Asset Allocation Funds/Target Conservative Allocation Fund

Approval of Advisory Agreements (continued)

profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board noted that none of the subadvisers was affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and the Subadvisers

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by the subadvisers included the ability to use soft dollar credits, brokerage commissions received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudential.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Eagle Asset Management, Inc.	880 Carillon Parkway St. Petersburg, Fl 33716

	EARNEST Partners, LLC	1180 Peachtree Street Suite 2300 Atlanta, GA 30309

	Eaton Vance Management	Two International Place Boston, MA 02110

	Hotchkis and Wiley Capital Management	725 South Figueroa Street Suite 3900 Los Angeles, CA 90017

	Marsico Capital Management, LLC	1200 17th Street Suite 1600 Denver, CO 80202

	Massachusetts Financial Services Company	500 Boylston Street Boston, MA 02116

	NFJ Investment Group L.P.	2100 Ross Avenue Dallas, TX 75201

	Pacific Investment Management Company LLC	840 Newport Center Drive Newport Beach, CA 92660

	Vaughan Nelson Investment Management, L.P.	600 Travis Street Suite 6300 Houston, TX 77002

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	301 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudential.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudential.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Target Asset Allocation Funds, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Target Conservative Allocation Fund
Share Class	A	B	C	M	R	X	Z
NASDAQ	PCGAX	PBCFX	PCCFX	N/A	PCLRX	N/A	PDCZX
CUSIP	87612A104	87612A203	87612A302	87612A609	87612A401	87612A708	87612A500

MFSP504E    0186757-00001-00

ANNUAL REPORT	JULY 31, 2010

Target

Moderate Allocation Fund

Objective Seeks capital appreciation and a reasonable level of current income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Target Funds, Prudential Investments, Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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September 15, 2010

Dear Shareholder:

On the following pages, you’ll find your annual report for the Target Moderate Allocation Fund.

Target Asset Allocation Funds are managed by institutional-quality asset managers selected, matched, and monitored by a research team from Prudential Investments LLC. Portions of the Funds’ assets are assigned to carefully chosen asset managers, with the allocations actively managed on the basis of our projections for the financial markets and the managers’ individual strengths.

We believe our Target Moderate Allocation Fund will help you to achieve broad, actively managed diversification at a targeted risk/return balance with a single investment purchase. We appreciate your continued confidence in us. Keep in mind that diversification and asset allocation do not assure a profit or protect against a loss in a declining market.

Sincerely,

Judy A. Rice, President

Target Asset Allocation Funds

Target Asset Allocation Funds/Target Moderate Allocation Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.46%; Class B, 2.16%; Class C, 2.16%; Class M, 2.16%; Class R, 1.91%; Class X, 2.16%; Class Z, 1.16%. Net operating expenses apply to: Class A, 1.41%; Class B, 2.16%; Class C, 2.16%; Class M, 2.16%; Class R, 1.66%; Class X, 1.77%; Class Z, 1.16%, after contractual reduction through 11/30/2011 for Class A and Class R shares.

Cumulative Total Returns (Without Sales Charges) as of 7/31/10
	One Year	Five Years	Ten Years	Since Inception
Class A	11.67%	8.01%	28.95%	—
Class B	10.82	4.02	19.66	—
Class C	10.82	4.02	19.66	—
Class M	10.74	4.02	N/A	15.42% (10/04/04)
Class R	11.43	6.77	N/A	18.93 (10/04/04)
Class X	11.28	4.46	N/A	16.19 (10/04/04)
Class Z	11.90	9.34	32.16	—
Customized Blend	12.03	14.63	31.64	—
S&P 500 Index	13.84	–0.85	–7.35	—
Lipper Mixed-Asset Target Allocation Growth Funds Avg.	12.01	8.07	23.16	—

Average Annual Total Returns (With Sales Charges) as of 6/30/10
	One Year	Five Years	Ten Years	Since Inception
Class A	6.18%	–0.10%	1.52%	—
Class B	6.55	0.13	1.34	—
Class C	10.55	0.27	1.34	—
Class M	5.57	–0.02	N/A	1.37% (10/04/04)
Class R	12.08	0.79	N/A	2.16 (10/04/04)
Class X	6.02	–0.09	N/A	1.48 (10/04/04)
Class Z	12.61	1.27	2.34	—
Customized Blend	12.65	2.17	2.15	—
S&P 500 Index	14.43	–0.79	–1.59	—
Lipper Mixed-Asset Target Allocation Growth Funds Avg.	12.80	0.95	1.30	—

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Average Annual Total Returns (With Sales Charges) as of 7/31/10
	One Year	Five Years	Ten Years	Since Inception
Class A	5.53%	0.41%	2.00%	—
Class B	5.82	0.64	1.81	—
Class C	9.82	0.79	1.81	—
Class M	4.74	0.48	N/A	2.23% (10/04/04)
Class R	11.43	1.32	N/A	3.02 (10/04/04)
Class X	5.28	0.41	N/A	2.34 (10/04/04)
Class Z	11.90	1.80	2.83	—

Average Annual Total Returns (Without Sales Charges) as of 7/31/10
	One Year	Five Years	Ten Years	Since Inception
Class A	11.67%	1.55%	2.58%	—
Class B	10.82	0.79	1.81	—
Class C	10.82	0.79	1.81	—
Class M	10.74	0.79	N/A	2.49% (10/04/04)
Class R	11.43	1.32	N/A	3.02 (10/04/04)
Class X	11.28	0.88	N/A	2.61 (10/04/04)
Class Z	11.90	1.80	2.83	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Target Moderate Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Customized Benchmark for the Target Moderate Allocation Fund (Customized Blend) by portraying the initial

Target Asset Allocation Funds/Target Moderate Allocation Fund	3

Your Fund’s Performance (continued)

account values at the beginning of the 10-year period for Class A shares (July 31, 2000) and the account values at the end of the current fiscal year (July 31, 2010) as measured on a quarterly basis. The S&P 500 Index and the Customized Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class M, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2010, the returns shown in the graph and for Class A shares in the tables would have been lower.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and to 1% in the seventh year, and a 12b-1 fee of 1% annually. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and to 1% in the eighth year, and a 12b-1 fee of 1% annually. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years after purchase. Class R and Z shares are not subject to a sales charge. Class R shares are subject to a 12b-1 fee of up to 0.75% annually. Class Z shares are not subject to a 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

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Benchmark Definitions

Customized Blend

The Customized Benchmark for Target Moderate Allocation Fund (Customized Blend) is a model portfolio consisting of the Russell 3000® Index (52%), Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index) (13%), and the Barclays Capital U.S. Aggregate Bond Index (35%). Each component of the Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than based on amounts allocated to various Fund segments. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE ND Index is an unmanaged weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed. The Fund utilizes the net dividends (ND) version of the MSCI EAFE Index. The net dividends and gross dividends versions of the MSCI EAFE Index differ in that net dividends version does not reflect the impact of the maximum withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. Customized Blend Closest Month-End to Inception cumulative total return as of 7/31/10 is 26.97% for Classes M, R, and X. Customized Blend Closest Month-End to Inception average annual total return as of 6/30/10 is 3.32% for Classes M, R, and X.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives an indication of how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total return as of 7/31/10 is 11.42% for Classes M, R, and X. S&P 500 Index Closest Month-End to Inception average annual total return as of 6/30/10 is 0.71% for Classes M, R, and X.

Lipper Mixed-Asset Target Allocation Growth Funds Average

The Lipper Mixed-Asset Target Allocation Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mixed-Equity Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Mixed-Asset Funds are funds that, by portfolio practice, maintain a mix of between 60% and 80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Average Closest Month-End to Inception cumulative total return as of 7/31/10 is 19.94% for Classes M, R, and X. Lipper Average Closest Month-End to Inception average annual total return as of 6/30/10 is 2.19% for Classes M, R, and X.

Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

Target Asset Allocation Funds/Target Moderate Allocation Fund	5

Your Fund’s Performance (continued)

Russell 1000 Value Index

The Russell 1000 Value Index is an unmanaged index which measures the performance of the large-cap value segment of the U.S equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

Investors cannot invest directly in an index or average. The returns for the S&P 500 Index and the Customized Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P 500 Index, the Customized Blend, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

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Source: Lipper Inc.

The chart above shows the total returns for 12 months ended July 31, 2010, of various securities indexes that are generally considered representative of broad market sectors. It does not reflect a mutual fund’s expenses. The performance cited does not represent the performance of the Target Moderate Allocation Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index) is an unmanaged weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed. The Fund utilizes the net dividends (ND) version of the MSCI EAFE Index. The net dividends and gross dividends versions of the MSCI EAFE Index differ in that net dividends returns reflect the impact of the maximum withholding taxes on reinvested dividends, while the gross dividends version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

Target Asset Allocation Funds/Target Moderate Allocation Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Target Moderate Allocation Fund’s Class A shares gained 11.67% for the year ended July 31, 2010, underperforming the 12.03% gain of the Customized Blend, a model portfolio described on page 5 that includes the Russell 3000 Index (52%), the Barclays Capital U.S. Aggregate Bond Index (35%), and the MSCI EAFE ND Index (13%). The Fund’s Class A shares also lagged the Lipper Mixed-Asset Target Allocation Growth Funds Average, which gained 12.01% for the reporting period.

How did the U.S. stock market perform?

The U.S. stock market returned 14.82% for the reporting period as tracked by the Russell 3000 Index, but the road higher was not smooth. When the reporting period began on August 1, 2009, business activity in the United States appeared to be leveling out after the economy had contracted for four consecutive calendar quarters during the “Great Recession.” The economy got back on track then picked up steam in late 2009, aided by a tax cut for first-time home buyers, a program that allowed consumers to trade in their old cars for a credit toward the purchase of a new auto, and other aggressive measures employed by the U.S. government or the Federal Reserve (the Fed). Their efforts, along with the massive fiscal and monetary stimulus packages of other nations, helped initiate a global recovery led by economically developing nations.

Improving economic conditions helped the U.S. stock market post gains for August, September, November, and December of 2009, but equity market performance turned more volatile during the remainder of the reporting period. For example, the stock market scored gains for February, March, and April of 2010, reflecting upbeat data such as increased consumer spending and improved corporate earnings, albeit amid signs that growth had already begun to slow. In May, however, the equity market suffered a significant setback.

The U.S. stock market plunged in a computer-driven “flash crash” on May 6, then staged a partial rebound to close the day moderately lower. Stock prices slid further as a European sovereign-debt crisis, which had begun late in 2009, worsened in May. In addition to fear that Greece was on the verge of bankruptcy, there was concern about the economic health of other euro zone members such as Portugal and Spain. The market initially had a positive reaction to news of a nearly $1 trillion bailout package from the European Union and the International Monetary Fund, but the stock market resumed its trek lower as the month continued.

June was another down month. Signs of slower growth in China, anemic private-sector hiring in the United States, and other developments stoked fears that the global

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economic recovery might founder. Nevertheless, the U.S. stock market ended July, the final month of the reporting period, with a sharp gain. Once again, positive corporate earnings reports, upbeat U.S. home sales data, and other bullish news took center stage.

For the reporting period, all sectors of the Russell 3000 Index finished in the black. Eight posted double-digit gains. Industrials led followed by consumer discretionary, materials, financials, information technology, consumer staples, utilities, and telecommunications services. The energy and healthcare sectors scored single-digit gains for the 12-month period.

How did international equity markets perform?

International equity markets gained 6.26% for the reporting period overall, according to the MSCI EAFE ND Index as expressed in U.S. dollar terms. Here, too, gains in four of the first five months were followed by more volatile performance for the remainder of the reporting period. May, again, was the toughest month, as the European sovereign-debt crisis went from bad to worse. Its impact on the performance of the various equity markets was evident, with the largest losses for the reporting period suffered by Portugal, Ireland, Italy, Greece, and Spain. The largest gains were posted by the markets of nations such as Singapore, Denmark, and Sweden, none of which uses the euro.

How did fixed-income markets perform?

The investment-grade bond market in the United States gained 8.91% for the reporting period as tracked by the Barclays Capital U.S. Aggregate Bond Index. The market generally benefited from the Fed’s decision to keep its target for the overnight bank lending rate near zero to boost economic growth. In the low-rate environment, the types of bonds that performed best provided relatively higher yields to compensate for their greater credit risk, though at times their prices fell amid bearish developments such as the flare-up of the European sovereign-debt crisis.

All sectors of the U.S. investment-grade bond market ended the reporting period in the black. The market was led by a 23.83% gain in commercial mortgage-backed securities, which are bundles of mortgages on properties such as hotels and malls sold to many investors. In addition to the search for attractive yields, this sector benefited from the Term Asset Backed Securities Loan Facility (TALF), a program operated for most of the reporting period by the Fed and the U.S. Department of the Treasury. TALF provided loans on favorable terms to investors to buy high-quality commercial mortgage-backed securities and asset-backed securities. The latter, bonds created from bundles of auto loans or certain other types of consumer or business loans, returned 12.14% for the reporting period.

Target Asset Allocation Funds/Target Moderate Allocation Fund	9

Strategy and Performance Overview (continued)

Another sector that posted a double-digit gain for the reporting period was investment-grade corporate bonds. Many companies took advantage of the low rates by issuing new bonds and reducing debt and capital expenditures to preserve cash flow. The sector was led by financial institutions followed by utilities and industrials.

During part of the reporting period, the Fed purchased U.S. Treasury securities, residential mortgage-backed securities with government backing, and federal agency securities. These purchases were intended to put further downward pressure on market interest rates to support the housing industry, mortgage lending, and overall conditions in private credit markets. Treasury securities also benefited from a flight to quality at times of heightened risk aversion. All three sectors finished the reporting period with single-digit gains.

The keen appetite for bonds with attractive yields in the low-rate environment also encouraged investment in two types of debt securities not included in the Barclays Capital U.S. Aggregate Bond Index. High yield corporate bonds, commonly called “junk” bonds because they are rated below investment grade, and emerging market bonds, debt securities of issuers from economically developing nations, both posted double-digit returns for the reporting period.

How is the Fund managed?

Prudential Investments LLC has contracted with several highly regarded asset managers, each of which runs a portion of the Fund focusing on a particular type and style of investing. Prudential Investments monitors the performance of each asset manager and allocates the assets of the Fund among them. It believes its asset allocation strategy and multi-manager approach will enhance the Fund’s performance and reduce volatility relative to the price movements of a single type of investment.

How did asset allocation affect performance?

Asset allocation decisions modestly detracted from the relative performance of the Fund. Specifically, the Fund’s performance was hurt by the poorly timed decisions to overweight stocks versus bonds. Additionally, an overweight to cash versus fixed income, held for both defensive and liquidity purposes, was another drag on its performance, as the Barclays Capital U.S. Aggregate Bond Index outperformed cash by a large margin for the reporting period.

On the other hand, the Fund’s overweight exposure to growth stocks versus value stocks proved beneficial as did its dynamic allocation between large-cap and small-caps stocks. The Fund began the period underweight in large-cap shares relative to small-cap shares, moving to a modest overweight position by the end of the reporting

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period. Large-cap stocks consistently underperformed small-cap stocks during the reporting period until June and July of 2010, when the former began to perform better than the latter.

Which asset management decisions contributed most to performance?

Overall, manager selection had a moderately beneficial impact on the Fund’s performance. The largest positive contributor to the Fund was its allocation to Pacific Investment Management Co. (PIMCO) as the manager of the Fixed Income strategy. The PIMCO portion benefited from an overweight interest-rate exposure to fixed income markets in the United States and the euro zone for the entire reporting period. This strategy worked well as yields on U.S. Treasury securities and German bunds (government bonds) declined when their prices rose, as bond yields move inversely to their prices. An emphasis on bonds with short- to intermediate-term maturities also added to the Fund’s return as the slope of the U.S. Treasury yield curve steepened. A yield curve shows the relationship between yields of bonds of the same credit quality from the shortest to the longest maturities.

The PIMCO portion had a modest underweight exposure to investment-grade corporate bonds versus U.S. Treasury securities that detracted from performance as investment-grade corporate bonds outperformed U.S. Treasury securities with similar maturities. However, the negative impact of this strategy was more than offset by an emphasis on corporate bonds of financial institutions, as this segment outperformed the investment-grade corporate bond sector overall for the reporting period.

Another strategy that made a positive contribution was PIMCO’s modest allocation to high yield corporate bonds and exposure to emerging market bonds. Both types of bonds outperformed U.S. Treasury securities with similar maturities.

The Fund also benefited from allocations to strategies managed by Marsico Capital Management (Large Cap Growth) and Hotchkis and Wiley Capital Management (Large Cap Value). The Marsico portion outperformed, driven by stock selection within the technology and financials sectors, while the Hotchkis and Wiley portion outperformed based on risk factors, sector positioning, and asset selection. Specifically, Hotchkis and Wiley’s value approach benefited the Fund early in the reporting period when riskier investments were performing particularly well.

Which asset management decisions subtracted most from performance?

The largest detractors from the Fund’s relative performance were its allocation to strategies managed by MFS Investment Management (Large Cap Growth) and Eaton Vance Management (Large Cap Value).

Target Asset Allocation Funds/Target Moderate Allocation Fund	11

Strategy and Performance Overview (continued)

Security selection in financial services shares hurt the MFS portion’s performance versus its internal benchmark, the Russell 1000 Growth Index. Specifically, the timing of investments in shares of poorly performing asset management firm Affiliated Managers Group and investment banking firm Goldman Sachs held back relative performance. Exposure to global financial services company JPMorgan Chase, which lagged the benchmark over the reporting period, also detracted from performance.

Another negative for the MFS Large Cap Growth portion was its stock selection in the healthcare sector. The timing of its exposure to life sciences supply company Thermo Fisher Scientific was a top detractor from its relative results, as was exposure to the poorly performing generic drug manufacturer Teva Pharmaceutical Industries and the cardiovascular medical device maker St. Jude Medical.

The MFS Large Cap Growth portion’s relative performance was also held back by exposure to stocks in other sectors, including its overweight positions in slot machine manufacturer International Game Technology and publishing software company Adobe Systems. The timing of its exposure to shares of weak-performing drug store operator Walgreens was another detractor from relative performance.

The MFS Large Cap Growth portion held cash that it used to purchase new positions and to meet its liquidity needs. However, holding cash as the stock market rallied hurt its performance because stocks outperformed cash.

During the reporting period, the Eaton Vance Large Cap Value portion had a higher exposure than the Russell 1000 Value Index to stocks with larger market capitalizations. This hurt relative performance because small- and mid-cap stocks consistently outperformed large-cap stocks for most of the reporting period. Another strategy that detracted from its returns was its larger exposure to momentum stocks. These are generally shares that recently performed well mainly in terms of near-term stock price behavior but also in terms of their historical excess return versus their peers and/or an index.

Compared to the Russell 1000 Value Index, the Eaton Vance Large Cap Value portion had an underweight exposure to yield, which is the anticipated annual dividends a company will pay shareholders divided by the company’s market price. It also had an underweight exposure to value, defined as the book value of a company’s common stock divided by its market capitalization. Both strategies hurt the relative performance of the Eaton Vance portion because value investing (as measured by value indexes) outperformed the growth style of investing across small-, mid-, and large-cap markets for the reporting period.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2010, at the beginning of the period, and held through the six-month period ended July 31, 2010. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments Funds, including the Target Asset Allocation Funds, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

Target Asset Allocation Funds/Target Moderate Allocation Fund	13

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Target Moderate Allocation Fund		Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,036.70	1.39%	$7.02
	Hypothetical	$1,000.00	$1,017.90	1.39%	$6.95

Class B	Actual	$1,000.00	$1,032.50	2.14%	$10.78
	Hypothetical	$1,000.00	$1,014.18	2.14%	$10.69

Class C	Actual	$1,000.00	$1,032.50	2.14%	$10.78
	Hypothetical	$1,000.00	$1,014.18	2.14%	$10.69

Class M	Actual	$1,000.00	$1,031.50	2.14%	$10.78
	Hypothetical	$1,000.00	$1,014.18	2.14%	$10.69

Class R	Actual	$1,000.00	$1,035.70	1.64%	$8.28
	Hypothetical	$1,000.00	$1,016.66	1.64%	$8.20

Class X	Actual	$1,000.00	$1,036.70	1.39%	$7.02
	Hypothetical	$1,000.00	$1,017.90	1.39%	$6.95

Class Z	Actual	$1,000.00	$1,037.70	1.14%	$5.76
	Hypothetical	$1,000.00	$1,019.14	1.14%	$5.71

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2010, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2010 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of July 31, 2010

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 91.7%
COMMON STOCKS 63.9%

Advertising
2,100	Publicis Groupe SA (France)	$94,646

Aerospace & Defense 2.2%
1,800	AAR Corp.*	30,240
29,200	BAE Systems PLC (United Kingdom)	143,139
6,264	Boeing Co. (The)	426,829
1,900	Elbit Systems Ltd. (Israel)	105,518
14,700	Embraer-Empresa Brasileira de Aeronautica SA, ADR (Brazil)	387,639
5,400	Finmeccanica SpA (Italy)	59,322
24,088	General Dynamics Corp.	1,475,390
3,860	Goodrich Corp.	281,278
5,650	Hexcel Corp.*	105,599
6,570	Honeywell International, Inc.	281,590
6,900	Lockheed Martin Corp.	518,535
1,275	Moog, Inc. (Class A Stock)*	45,658
1,300	MTU Aero Engines Holding AG (Germany)	75,489
14,200	Northrop Grumman Corp.	832,688
2,300	Safran SA (France)	62,073
900	Teledyne Technologies, Inc.*	36,927
1,800	Thales SA (France)	60,741
525	TransDigm Group, Inc.	28,439
866	Triumph Group, Inc.	65,729
18,217	United Technologies Corp.	1,295,229

		6,318,052

Air Freight & Couriers 0.1%
4,900	United Parcel Service, Inc. (Class B Stock)	318,500

Air Freight & Logistics 0.3%
8,980	FedEx Corp.	741,299

Airlines
75,500	Air New Zealand Ltd. (New Zealand)	60,813

Apparel & Textile
1,400	Wolverine World Wide, Inc.	40,026

Auto Components 0.1%
6,800	Johnson Controls, Inc.	195,908

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	15

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Auto Parts & Equipment 0.2%
8,380	American Axle & Manufacturing Holdings, Inc.*	$78,018
5,800	ArvinMeritor, Inc.*	95,178
6,200	Keihin Corp. (Japan)	112,166
1,650	Tenneco, Inc.*	45,540
2,704	WABCO Holdings, Inc.*	104,591

		435,493

Automobile Manufacturers 0.3%
8,500	Harley-Davidson, Inc.	231,455
14,000	Nissan Shatai Co. Ltd. (Japan)	99,497
1,589	Tesla Motors, Inc.*	31,685
7,900	Toyota Motor Corp. (Japan)	278,893
3,454	Volkswagen AG (PRFC Shares) (Germany)	365,983

		1,007,513

Automotive Parts
200	Georg Fischer AG (Switzerland)*	78,909

Banks 0.5%
7,600	Banco Espanol de Credito SA (Spain)	77,350
23,000	Fukuoka Financial Group, Inc. (Japan)	95,839
4,851	Julius Baer Group Ltd. (Switzerland)	169,741
105,900	Mizuho Financial Group, Inc. (Japan)	172,833
26,000	Nishi-Nippon City Bank Ltd. (The) (Japan)	75,837
30,500	Sapporo Hokuyo Holdings, Inc. (Japan)	144,742
14,528	Standard Chartered PLC (United Kingdom)	419,912
7,700	Sumitomo Mitsui Financial Group, Inc. (Japan)	238,500

		1,394,754

Beverages 0.5%
3,670	Dr. Pepper Snapple Group, Inc.	137,809
6,570	Heineken NV (Netherlands)	297,348
3,000	Molson Coors Brewing Co. (Class B Stock)	135,030
11,368	PepsiCo, Inc.	737,897
8,628	SABMiller PLC (United Kingdom)	261,836

		1,569,920

Biotechnology 0.4%
1,660	Alexion Pharmaceuticals, Inc.*	90,238
2,064	BioMarin Pharmaceutical, Inc.*	45,098

See Notes to Financial Statements.

16	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Biotechnology (cont’d.)
6,590	Celgene Corp.*	$363,439
6,200	Genzyme Corp.*	431,272
8,340	Human Genome Sciences, Inc.*	216,340
1,395	Regeneron Pharmaceuticals, Inc.*	33,745
1,630	Seattle Genetics, Inc.*	19,853

		1,199,985

Broadcasting 0.1%
20,244	British Sky Broadcasting Group PLC (United Kingdom)	225,855

Building Materials 0.2%
500	Ciments Francais SA (France)	40,300
76,403	Kingfisher PLC (United Kingdom)	258,117
11,000	Kurabo Industries Ltd. (Japan)	17,571
3,802	Lafarge SA (France)	207,102
7,000	Sanwa Holdings Corp. (Japan)	22,524

		545,614

Business Services
831	FTI Consulting, Inc.*	29,376

Capital Goods
1,500	Harsco Corp.	34,740

Capital Markets 0.9%
4,900	Apollo Investment Corp.	49,490
3,650	Ares Capital Corp.	51,137
2,700	Fifth Street Finance Corp.	29,322
11,098	Goldman Sachs Group, Inc. (The)	1,673,800
12,600	Morgan Stanley	340,074
1,150	Prosperity Bancshares, Inc.	38,962
2,600	Raymond James Financial, Inc.	69,368
9,400	State Street Corp.	365,848

		2,618,001

Chemicals 2.8%
3,162	Air Products & Chemicals, Inc.	229,498
3,400	BASF SE (Germany)	198,540
12,400	Celanese Corp. (Class A Stock)	348,316
5,100	Clariant AG (Switzerland)*	67,563
50,299	Dow Chemical Co. (The)	1,374,672

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	17

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Chemicals (cont’d.)
5,420	Ecolab, Inc.	$265,092
13,735	Huntsman Corp.	143,805
28,000	Kingboard Chemical Holdings Ltd. (Cayman Islands)	129,591
4,400	Koninklijke DSM NV (Netherlands)	208,799
1,475	Kraton Performance Polymers, Inc.*	34,604
20,594	Monsanto Co.	1,191,157
10,000	Nippon Shokubai Co. Ltd. (Japan)	103,825
2,145	Potash Corp. of Saskatchewan, Inc. (Canada)	224,946
18,591	PPG Industries, Inc.	1,291,517
20,334	Praxair, Inc.	1,765,398
2,500	Scotts Miracle-Gro Co. (The) (Class A Stock)	120,625
1,750	Sensient Technologies Corp.	51,555
2,280	Sherwin-Williams Co. (The)	157,662
26,000	Toagosei Co. Ltd. (Japan)	115,261
1,900	Valspar Corp. (The)	59,679

		8,082,105

Clothing & Apparel 0.6%
22,794	NIKE, Inc. (Class B Stock)	1,678,550
1,786	Steven Madden Ltd.*	68,993

		1,747,543

Commercial Banks 2.5%
4,500	Allied Irish Banks PLC (Ireland)*	5,506
4,800	Alpha Bank A.E. (Greece)*	36,467
3,575	Associated Banc-Corp.	48,584
8,300	Banco Espirito Santo SA (Portugal)	39,739
15,000	Bank of Ireland (Ireland)*	16,674
18,300	Barclays PLC (United Kingdom)	95,565
5,000	Chiba Bank Ltd. (The) (Japan)	30,557
1,125	Danvers Bancorp, Inc.	18,450
21,082	Fifth Third Bancorp	267,952
4,659	First Commonwealth Financial Corp.	24,693
1,536	FirstMerit Corp.	30,275
14,000	Industrial & Commercial Bank of China Asia Ltd. (Hong Kong)	41,681
36,893	KeyCorp	312,115
4,216	Northern Trust Corp.	198,110
35,314	PNC Financial Services Group, Inc.	2,097,298
20,300	Regions Financial Corp.	148,799
550	Territorial Bancorp, Inc.	10,015

See Notes to Financial Statements.

18	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
1,800	Trustmark Corp.	$39,600
33,900	Turkiye Garanti Bankasi A/S (Turkey)	175,438
895	UMB Financial Corp.	33,670
1,300	United Bankshares, Inc.	33,189
825	United Financial Bancorp, Inc.	12,284
120,753	Wells Fargo & Co.	3,348,481

		7,065,142

Commercial Services & Supplies 0.4%
1,835	Coinstar, Inc.*	83,493
1,975	Corrections Corp. of America*	38,651
5,290	GEO Group, Inc. (The)*	114,158
2,546	Sotheby’s	69,073
2,942	SuccessFactors, Inc.*	59,752
3,470	Visa, Inc. (Class A Stock)	254,524
4,842	Waste Connections, Inc.*	184,819
10,539	Waste Management, Inc.	357,799

		1,162,269

Communication Equipment 0.1%
4,800	Arris Group, Inc.*	44,736
4,235	EMS Technologies, Inc.*	70,470
8,050	Juniper Networks, Inc.*	223,629

		338,835

Computer Hardware 1.6%
17,482	Apple, Inc.*	4,497,244
8,689	Logitech International SA (Switzerland)*	136,545

		4,633,789

Computer Services & Software 1.5%
12,737	Accenture PLC (Class A Stock) (Ireland)	504,895
5,230	Allscripts-Misys Healthcare Solutions, Inc.*	87,289
1,863	ArcSight, Inc.*	46,594
5,590	Autodesk, Inc.*	165,129
85,348	EMC Corp.*	1,689,037
1,700	Global Payments, Inc.	64,141
3,986	Informatica Corp.*	120,098
11,940	Intuit, Inc.*	474,615
3,100	Itochu Techno-Solutions Corp. (Japan)	113,027

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	19

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Computer Services & Software (cont’d.)
4,800	MSCI, Inc. (Class A Stock)*	$154,896
1,952	Radiant Systems, Inc.*	27,738
2,471	Riverbed Technology, Inc.*	91,649
1,950	salesforce.com, Inc.*	192,952
9,106	SAP AG (Germany)	415,802
6,700	Tieto Oyj (Finland)	117,870

		4,265,732

Computers & Peripherals 0.7%
5,040	Cognizant Technology Solutions Corp. (Class A Stock)*	274,982
31,867	Hewlett-Packard Co.	1,467,157
3,630	NetApp, Inc.*	153,549
4,276	Netezza Corp.*	66,278
2,075	QLogic Corp.*	33,034

		1,995,000

Conglomerates 0.1%
37,300	Marubeni Corp. (Japan)	200,326

Construction & Engineering 0.2%
8,800	COMSYS Holdings Corp. (Japan)	84,440
4,800	Fluor Corp.	231,792
14,000	Kyowa Exeo Corp. (Japan)	129,961
1,200	MYR Group, Inc.*	20,172
9,000	NCC AB (Class B Stock) (Sweden)	159,440
2,490	Northwest Pipe Co.*	45,243
1,100	URS Corp.*	44,429

		715,477

Consumer Finance 0.4%
19,646	American Express Co.	876,997
5,100	Capital One Financial Corp.	215,883
4,728	Cash America International, Inc.	158,388
1,825	First Cash Financial Services, Inc.*	43,764

		1,295,032

Consumer Products & Services 0.6%
7,610	Avon Products, Inc.	236,899
1,520	Church & Dwight Co., Inc.	100,730
2,630	Colgate-Palmolive Co.	207,718

See Notes to Financial Statements.

20	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Consumer Products & Services (cont’d.)
4,143	Lauder, (Estee) Cos., Inc. (The) (Class A Stock)	$257,902
55,000	Pacific Brands Ltd. (Australia)*	45,031
1,660	Procter & Gamble Co. (The)	101,526
6,548	Reckitt Benckiser Group PLC (United Kingdom)	321,086
500	SEB SA (France)	37,283
1,200	Toro Co. (The)	62,460
4,384	Vitamin Shoppe, Inc.*	119,771

2,006	Whirlpool Corp.	167,100

		1,657,506

Containers & Packaging
2,575	Packaging Corp. of America	61,800
2,425	Silgan Holdings, Inc.	68,918

		130,718

Cosmetics & Toiletries 0.1%
10,900	Natura Cosmeticos SA (Brazil)	285,081

Distribution/Wholesale 0.1%
24,200	Sumitomo Corp. (Japan)	257,140

Distributors
1,625	WESCO International, Inc.*	58,386

Diversified Financial Services 2.1%
119,553	Bank of America Corp.	1,678,524
35,450	BM&F BOVESPA SA (Brazil)	262,025
45,900	Challenger Financial Services Group Ltd. (Australia)	146,171
132,261	Citigroup, Inc.*	542,270
4,200	Fuyo General Lease Co. Ltd. (Japan)	96,499
76,886	JPMorgan Chase & Co.	3,096,968
16,100	Tullett Prebon PLC (United Kingdom)	85,996

		5,908,453

Diversified Manufacturing 0.1%
9,300	AGFA-Gevaert NV (Belgium)*	56,234
5,470	Textron, Inc.	113,557

		169,791

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	21

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Operations 0.2%
10,800	Davis Service Group PLC (United Kingdom)	$63,381
3,328	LVMH Moet Hennessy Louis Vuitton SA (France)	406,020

		469,401

Diversified Telecommunication Services 0.7%
33,730	AT&T, Inc.	874,956
10,500	CenturyLink, Inc.	374,010
2,856	Frontier Communications Corp.	21,820
7,700	Koninklijke KPN NV (Netherlands)	107,166
24,022	Verizon Communications, Inc.	698,079

		2,076,031

Education 0.1%
3,870	DeVry, Inc.	208,206

Electric Utilities 1.1%
24,357	American Electric Power Co., Inc.	876,365
1,675	Cleco Corp.	47,821
22,400	Edison International	742,560
2,300	El Paso Electric Co.*	49,450
48,500	Enel SpA (Italy)	238,117
16,600	Exelon Corp.	694,378
5,400	NextEra Energy, Inc.	282,420
10,541	Public Service Enterprise Group, Inc.	346,799

		3,277,910

Electrical Equipment 0.2%
700	A.O. Smith Corp.	38,276
6,600	Emerson Electric Co.	326,964
9,817	GrafTech International Ltd.*	153,931
700	Vossloh AG (Germany)	70,112

		589,283

Electronic Components 0.2%
5,800	Alpine Electronics, Inc. (Japan)*	69,617
2,901	DTS, Inc.*	103,624
1,604	Fanuc Ltd. (Japan)	189,558
3,200	FLIR Systems, Inc.*	95,232
863	Itron, Inc.*	56,155
14,100	TT Electronics PLC (United Kingdom)*	23,563

		537,749

See Notes to Financial Statements.

22	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electronic Equipment & Instruments 0.2%
2,632	Coherent, Inc.*	$97,437
16,050	Tyco Electronics Ltd. (Switzerland)	433,350

		530,787

Energy Equipment & Services 0.6%
1,000	Core Laboratories NV (Netherlands)	77,250
8,400	Diamond Offshore Drilling, Inc.	499,716
20,220	Halliburton Co.	604,174
4,809	Lufkin Industries, Inc.	197,698
975	Oil States International, Inc.*	44,791
1,916	OYO Geospace Corp.*	102,544
1,500	Unit Corp.*	61,350
3,995	Vestas Wind Systems A/S (Denmark)*	194,229

		1,781,752

Entertainment & Leisure 0.6%
6,852	Carnival Corp. (Panama)	237,627
9,848	Carnival PLC (United Kingdom)	355,418
8,830	Hasbro, Inc.	372,185
11,404	Hennes & Mauritz AB (Class B Stock) (Sweden)	359,196
1,700	Life Time Fitness, Inc.*	61,812
5,219	Pinnacle Entertainment, Inc.*	56,626
2,300	Sankyo Co. Ltd. (Japan)	112,611
26,700	Tabcorp Holdings Ltd. (Australia)	165,706
36,200	Thomas Cook Group PLC (United Kingdom)	103,268

		1,824,449

Equipment Services 0.1%
23,600	Downer EDI Ltd. (Australia)	106,114
5,900	Kyoei Steel Ltd. (Japan)	99,227

		205,341

Exchange Traded Fund 0.1%
2,525	iShares Russell 2000 Value Index Fund	153,419

Farming & Agriculture 0.1%
49,200	AWB Ltd. (Australia)*	44,066
118,000	Chaoda Modern Agriculture Holdings Ltd. (Cayman Islands)	126,849

		170,915

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	23

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Financial—Bank & Trust 1.4%
3,650	Astoria Financial Corp.	$48,326
12,396	Banco Bilbao Vizcaya Argentaria SA (Spain)	166,950
31,100	Banco Santander SA (Spain)	404,024
650	Bank of Hawaii Corp.	32,377
7,848	BNP Paribas (France)	539,073
14,810	Charles Schwab Corp. (The)	219,040
127,381	China Merchants Bank Co. Ltd. (Class H Stock) (China)	340,284
9,500	Credit Agricole SA (France)	130,113
6,600	Credit Saison Co. Ltd. (Japan)	83,880
5,400	Credit Suisse Group AG (Switzerland)	245,921
3,100	Danske Bank A/S (Denmark)*	73,027
6,700	Deutsche Bank AG (Germany)	467,988
5,552	Dexia NV/SA (Belgium)*	27,218
1,170	IntercontinentalExchange, Inc.*	123,575
48,281	Intesa Sanpaolo SpA (Italy)	159,811
61,700	Mitsubishi UFJ Financial Group, Inc. (Japan)	306,375
10,500	National Australia Bank Ltd. (Australia)	238,718
3,450	Northwest Bancshares, Inc.	41,849
2,300	Societe Generale (France)	132,583
11,000	Sumitomo Trust & Banking Co. Ltd. (The) (Japan)	61,242
400	Verwaltungs-und Privat-Bank AG (Liechtenstein)	52,030

		3,894,404

Financial Services 1.4%
870	CME Group, Inc.	242,556
7,090	Discover Financial Services	108,264
7,800	DnB NOR ASA (Norway)	96,867
2,000	Eaton Vance Corp.	59,920
3,800	Franklin Resources, Inc.	382,204
4,500	Gleacher & Company, Inc.*	9,000
20,295	Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	333,656
441,084	Industrial & Commercial Bank of China Ltd. (Class H Stock) (China)	336,740
7,400	Irish Life & Permanent Group Holdings PLC (Ireland)*	16,876
33,600	Itau Unibanco Holding SA, ADR (Brazil)	752,304
2,400	Jefferies Group, Inc.	59,256
4,250	MF Global Holdings Ltd.*	27,327
15,727	Noble Group Ltd. (Bermuda)	19,083
1,763	optionsXpress Holdings, Inc.*	27,503
69,683	U.S. Bancorp	1,665,424

		4,136,980

See Notes to Financial Statements.

24	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Food & Beverage 0.3%
10,580	Coca-Cola Co. (The)	$583,064
12,400	Dairy Crest Group PLC (United Kingdom)	75,047
48,600	Northern Foods PLC (United Kingdom)	33,364
10,500	Tate & Lyle PLC (United Kingdom)	74,043

		765,518

Food & Staples Retailing 0.8%
26,475	CVS Caremark Corp.	812,518
27,900	Safeway, Inc.	573,066
19,429	Wal-Mart Stores, Inc.	994,570

		2,380,154

Foods 1.3%
2,200	Casino Guichard Perrachon SA (France)	191,597
13,100	ConAgra Foods, Inc.	307,588
6,180	CSM NV (Netherlands)	179,270
4,936	Dean Foods Co.*	56,567
3,100	Delhaize Group SA (Belgium)	228,934
100,700	Goodman Fielder Ltd. (Australia)	121,623
5,770	Kellogg Co.	288,789
8,300	Koninklijke Ahold NV (Netherlands)	106,539
5,520	Kraft Foods, Inc. (Class A Stock)	161,239
36,500	Metcash Ltd. (Australia)	146,946
20,822	Nestle SA (Switzerland)	1,029,407
30,000	Nichirei Corp. (Japan)	129,521
22,000	Nisshin Oillio Group Ltd. (The) (Japan)	110,006
1,600	Nutreco NV (Netherlands)	96,673
3,800	Suedzucker AG (Germany)	73,314
65,914	Tesco PLC (United Kingdom)	404,044

		3,632,057

Hand/Machine Tools
1,690	Stanley Black & Decker, Inc.	98,054

Healthcare Equipment & Supplies 0.3%
5,173	American Medical Systems Holdings, Inc.*	115,669
2,888	Cutera, Inc.*	22,584
9,060	Medtronic, Inc.	334,948
900	Teleflex, Inc.	51,003
4,341	Thoratec Corp.*	159,662

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	25

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Equipment & Supplies (cont’d.)
600	Varian Medical Systems, Inc.*	$33,120
550	West Pharmaceutical Services, Inc.	19,987

		736,973

Healthcare Products 0.2%
2,361	Bruker Corp.*	31,094
1,100	Cantel Medical Corp.	17,468
12,981	Covidien PLC (Ireland)	484,451
330	Hospira, Inc.*	17,193

		550,206

Healthcare Providers & Services 0.3%
1,300	Amedisys, Inc.*	34,151
9,100	Cardinal Health, Inc.	293,657
2,519	Centene Corp.*	53,680
6,300	CIGNA Corp.	193,788
2,948	Lincare Holdings, Inc.	70,045
6,325	UnitedHealth Group, Inc.	192,596

		837,917

Healthcare Services 0.1%
1,700	AMERIGROUP Corp.*	60,792
4,200	Astellas Pharma, Inc. (Japan)	142,488
1,000	Covance, Inc.*	38,760
1,958	Genoptix, Inc.*	33,834
2,000	Healthways, Inc.*	28,480
1,100	MEDNAX, Inc.*	51,865

		356,219

Healthcare Technology 0.1%
6,459	Eclipsys Corp.*	127,307
1,739	Vital Images, Inc.*	25,546

		152,853

Hotels, Restaurants & Leisure 1.5%
2,894	Bally Technologies, Inc.*	93,476
4,505	BJ’s Restaurants, Inc.*	114,877
1,326	Choice Hotels International, Inc.	43,771
4,190	International Game Technology	63,856
11,100	Las Vegas Sands Corp.*	298,146

See Notes to Financial Statements.

26	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
2,260	Marriott International, Inc. (Class A Stock)	$76,637
43,122	McDonald’s Corp.	3,006,897
9,176	Shuffle Master, Inc.*	80,657
2,025	Sonic Corp.*	17,820
6,076	Wynn Resorts Ltd.	532,744

		4,328,881

Household Durables 0.1%
2,000	Fortune Brands, Inc.	87,760
4,062	Universal Electronics, Inc.*	71,329

		159,089

Household Products 0.2%
11,054	Kimberly-Clark Corp.	708,782

Independent Power Producers & Energy Traders 0.1%
24,800	Drax Group PLC (United Kingdom)	149,433

Industrial Conglomerates 0.6%
8,420	3M Co.	720,247
35,837	General Electric Co.	577,692
14,829	Tyco International Ltd. (Switzerland)	567,654

		1,865,593

Insurance 2.8%
7,600	Aegon NV (Netherlands)*	45,717
12,302	Aflac, Inc.	605,135
2,900	Allianz SE (Germany)	336,721
25,000	Allstate Corp. (The)	706,000
1,375	Aspen Insurance Holdings Ltd. (Bermuda)	37,606
29,500	Aviva PLC (United Kingdom)	165,440
4,600	AXA SA (France)	84,792
2,100	Baloise Holding AG (Switzerland)	168,230
47,647	Beazley PLC (United Kingdom)	89,718
6,425	Brit Insurance Holdings NV (Netherlands)	100,818
37,000	China Life Insurance Co. Ltd. (Class H Stock) (China)	164,339
9,250	CNO Financial Group, Inc.*	49,672
130	Dai-ichi Life Insurance Co. Ltd. (The) (Japan)	184,478
1,700	Delphi Financial Group, Inc. (Class A Stock)	44,115
81,000	Fuji Fire & Marine Insurance Co. Ltd. (The) (Japan)*	110,631

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	27

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Insurance (cont’d.)
20,100	Genworth Financial, Inc. (Class A Stock)*	$272,958
1,825	Hanover Insurance Group, Inc. (The)	79,990
2,362	HCC Insurance Holdings, Inc.	61,695
30,400	ING Groep NV, CVA (Netherlands)*	292,365
121,100	Legal & General Group PLC (United Kingdom)	170,166
20,924	Lincoln National Corp.	544,861
4,600	Loews Corp.	170,890
7,200	Marsh & McLennan Cos., Inc.	169,344
31,368	MetLife, Inc.	1,319,338
7,143	MGIC Investment Corp.*	61,358
1,500	Muenchener Rueckversicherungs-Gesellschaft AG (Germany)	207,788
50,900	Old Mutual PLC (United Kingdom)	96,482
2,600	Protective Life Corp.	58,474
1,400	Reinsurance Group of America, Inc.	67,172
4,400	SCOR SE (France)	96,530
1,400	State Auto Financial Corp.	22,022
3,600	Swiss Reinsurance Co. Ltd. (Switzerland)	165,814
1,725	Tower Group, Inc.	37,174
11,389	Travelers Cos., Inc. (The)	574,575
1,300	United Fire & Casualty Co.	27,872
3,800	Unum Group	86,716
17,900	XL Group PLC (Ireland)	317,367
1,100	Zurich Financial Services AG (Switzerland)	256,811

		8,051,174

Internet Services 1.5%
10,803	Amazon.com, Inc.*	1,273,566
1,700	Digital River, Inc.*	44,693
4,220	eBay, Inc.*	88,240
4,490	Google, Inc. (Class A Stock)*	2,176,977
3,468	priceline.com, Inc.*	778,219

		4,361,695

Internet Software & Services 1.1%
18,560	Baidu, Inc., ADR (Cayman Islands)*	1,510,970
57,254	Oracle Corp.	1,353,485
13,690	VeriSign, Inc.*	385,373

		3,249,828

See Notes to Financial Statements.

28	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

IT Services 0.8%
1,050	CACI International, Inc. (Class A Stock)*	$49,371
15,320	International Business Machines Corp.	1,967,088
67,600	Logica PLC (United Kingdom)	114,984
3,700	SRA International, Inc. (Class A Stock)*	82,214

		2,213,657

Life Science Tools & Services 0.2%
3,119	ICON PLC, ADR (Ireland)*	73,608
9,925	Thermo Fisher Scientific, Inc.*	445,236

		518,844

Machinery 0.8%
2,625	Actuant Corp. (Class A Stock)	54,127
28,000	BlueScope Steel Ltd. (Australia)*	60,036
2,000	Bucyrus International, Inc.	124,440
4,235	Caterpillar, Inc.	295,391
7,160	Cummins, Inc.	570,008
700	Kaydon Corp.	26,593
575	Lincoln Electric Holdings, Inc.	31,752
44,000	Mitsui Engineering & Shipbuilding Co. Ltd. (Japan)	91,672
14,953	PACCAR, Inc.	685,146
1,642	Regal-Beloit Corp.	99,883
1,100	Rheinmetall AG (Germany)	65,839
1,100	Snap-on, Inc.	49,137
625	Valmont Industries, Inc.	44,406

		2,198,430

Machinery—Construction & Mining 0.1%
16,963	Komatsu Ltd. (Japan)	356,558

Manufacturing 0.5%
34,920	Danaher Corp.	1,341,277

Media 1.9%
10,900	CBS Corp. (Class B Stock)	161,102
34,390	Comcast Corp. (Special Class A Stock)	634,839
31,773	DIRECTV (Class A Stock)*	1,180,685
5,490	Discovery Communications, Inc. (Class A Stock)*	211,969
2,200	Lagardere SCA (France)	81,034
13,896	Pearson PLC (United Kingdom)	215,759

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	29

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Media (cont’d.)
3,300	Thomson Reuters Corp. (Canada)	$123,391
7,240	Time Warner Cable, Inc.	413,911
17,700	Time Warner, Inc.	556,842
11,500	Vivendi (France)	276,421
50,632	Walt Disney Co. (The)	1,705,792
1,100	Wiley, (John) & Sons, Inc. (Class A Stock)	43,318

		5,605,063

Medical Supplies & Equipment 0.3%
5,300	Fresenius Medical Care AG & Co. KGaA (Germany)	290,807
3,730	Henry Schein, Inc.*	195,788
19,600	Smith & Nephew PLC (United Kingdom)	170,538
7,510	St. Jude Medical, Inc.*	276,142

		933,275

Metals & Mining 1.9%
9,542	BHP Billiton Ltd. (Australia)	346,341
10,213	BHP Billiton Ltd., ADR (Australia)	737,685
19,124	BHP Billiton PLC, ADR (United Kingdom)	1,176,891
14,700	Boliden AB (Sweden)	174,800
8,525	Freeport-McMoRan Copper & Gold, Inc.	609,879
33,800	Mincor Resources NL (Australia)	60,546
4,000	Nucor Corp.	156,560
50,900	OneSteel Ltd. (Australia)	137,687
12,154	Peabody Energy Corp.	548,753
5,468	Precision Castparts Corp.	668,135
5,290	Southern Copper Corp.	166,159
3,575	Thompson Creek Metals Co., Inc. (Canada)*	33,248
4,900	ThyssenKrupp AG (Germany)	145,397
2,000	Timken Co.	67,240
2,995	Titanium Metals Corp.*	66,309
6,325	United States Steel Corp.	280,387

		5,376,017

Multi-Line Retail 0.2%
18,800	JC Penney Co., Inc.	463,044

Multi-Utilities 0.1%
5,200	Dominion Resources, Inc.	218,348
3,000	RWE AG (Germany)	211,853

		430,201

See Notes to Financial Statements.

30	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Office Electronics 0.2%
5,600	Canon, Inc. (Japan)	$244,042
36,300	Xerox Corp.	353,562

		597,604

Oil, Gas & Consumable Fuels 4.9%
2,079	Air Liquide SA (France)	233,998
7,378	Anadarko Petroleum Corp.	362,702
13,156	Apache Corp.	1,257,450
7,618	BG Group PLC (United Kingdom)	122,107
63,000	BP PLC (United Kingdom)	401,306
3,625	Brigham Exploration Co.*	62,568
2,300	Cabot Oil & Gas Corp.	70,081
21,660	Cairn Energy PLC (United Kingdom)*	158,654
6,460	Canadian Natural Resources Ltd. (Canada)	222,444
15,400	Chesapeake Energy Corp.	323,862
9,000	Chevron Corp.	685,890
212,799	CNOOC Ltd. (Hong Kong)	358,341
525	Comstock Resources, Inc.*	13,288
400	Concho Resources, Inc.*	23,992
36,971	ConocoPhillips	2,041,539
963	Cosmo Oil Co. Ltd. (Japan)	2,296
11,700	ENI SpA (Italy)	239,224
10,507	EOG Resources, Inc.	1,024,432
11,226	Exxon Mobil Corp.	669,968
12,341	Hess Corp.	661,354
16,980	JX Holdings, Inc. (Japan)*	91,980
10,400	Marathon Oil Corp.	347,880
1,300	Noble Energy, Inc.	87,178
6,162	Oasis Petroleum, Inc.*	105,986
9,931	Occidental Petroleum Corp.	773,923
1,200	ONEOK, Inc.	55,836
6,525	Petroleo Brasileiro SA, ADR (Brazil)	237,510
9,400	Repsol YPF SA (Spain)	221,780
2,225	Resolute Energy Corp.*	26,478
20,400	Royal Dutch Shell PLC (Class B Stock) (United Kingdom)	537,617
15,400	Royal Dutch Shell PLC (Class B Stock), ADR (United Kingdom)	822,668
11,293	Schlumberger Ltd. (Netherlands)	673,740
7,557	Sempra Energy	375,961
1,300	South Jersey Industries, Inc.	60,736
3,390	Southwestern Energy Co.*	123,566

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	31

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
3,900	Statoil ASA (Norway)	$78,829
1,700	Swift Energy Co.*	44,081
6,900	Total SA (France)	348,071
9,600	Valero Energy Corp.	163,104
1,700	WGL Holdings, Inc.	61,336

		14,173,756

Paper & Forest Products
1,350	Louisiana-Pacific Corp.*	9,828

Pharmaceuticals 4.2%
22,166	Abbott Laboratories	1,087,907
5,510	Allergan, Inc.	336,441
8,696	Amgen, Inc.*	474,193
7,800	AstraZeneca PLC (United Kingdom)	396,309
8,600	Bristol-Myers Squibb Co.	214,312
23,400	Eli Lilly & Co.	833,040
6,600	Express Scripts, Inc.*	298,188
16,700	GlaxoSmithKline PLC (United Kingdom)	291,134
6,600	H. Lundbeck A/S (Denmark)	100,419
1,106	Herbalife Ltd. (Cayman Islands)	54,902
23,878	Johnson & Johnson	1,387,073
8,000	Kyorin Co. Ltd. (Japan)	111,858
4,328	Mead Johnson Nutrition Co.	229,990
46,188	Merck & Co., Inc.	1,591,638
2,329	NBTY, Inc.*	125,510
14,409	Novartis AG (Switzerland)	699,218
5,142	Novo Nordisk A/S (Class B Stock) (Denmark)	439,827
711	Onyx Pharmaceuticals, Inc.*	18,486
110,626	Pfizer, Inc.	1,659,390
2,400	Pharmaceutical Product Development, Inc.	58,224
1,879	Roche Holding AG (Switzerland)	244,412
784	Salix Pharmaceuticals Ltd.*	33,249
5,800	Sanofi-Aventis SA (France)	336,873
800	Shire PLC, ADR (United Kingdom)	55,096
52,399	Sinopharm Group Co. (Class H Stock) (China)	195,969
6,900	Takeda Pharmaceutical Co. Ltd. (Japan)	316,668
11,843	Teva Pharmaceutical Industries Ltd., ADR (Israel)	578,531

		12,168,857

See Notes to Financial Statements.

32	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Printing & Publishing
450	Consolidated Graphics, Inc.*	$19,337

Professional Services 0.1%
3,076	Duff & Phelps Corp. (Class A Stock)	33,344
3,395	Monster Worldwide, Inc.*	46,579
900	School Specialty, Inc.*	17,253
1,325	Towers Watson & Co. (Class A Stock)	58,976

		156,152

Real Estate
1,100	Meritage Homes Corp.*	19,338

Real Estate Investment Trusts 0.7%
27,400	Annaly Capital Management, Inc.	476,760
4,216	AvalonBay Communities, Inc.	443,059
2,741	Boston Properties, Inc.	224,488
2,726	DiamondRock Hospitality Co.*	25,297
1,900	First Potomac Realty Trust	29,450
1,400	Government Properties Income Trust	38,906
725	Kilroy Realty Corp.	24,346
1,275	LaSalle Hotel Properties	30,243
5,400	Medical Properties Trust, Inc.	53,676
325	Mid-America Apartment Communities, Inc.	18,356
2,625	Redwood Trust, Inc.	41,081
2,000	Simon Property Group, Inc.	178,440
3,900	Vornado Realty Trust	322,842

		1,906,944

Retail 0.2%
35,200	Home Retail Group PLC (United Kingdom)	132,009
3,400	NEXT PLC (United Kingdom)	114,705
3,300	Rallye SA (France)	116,906
4,600	Shimachu Co. Ltd. (Japan)	84,072
110,700	Wal-Mart de Mexico SAB de CV (Class V Stock) (Mexico)	260,640

		708,332

Retail & Merchandising 1.6%
5,740	Abercrombie & Fitch Co. (Class A Stock)	212,036
6,100	Aoyama Trading Co. Ltd. (Japan)	96,377
10,153	Best Buy Co., Inc.	351,903

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	33

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Retail & Merchandising (cont’d.)
1,600	Brinker International, Inc.	$25,152
4,749	Chico’s FAS, Inc.	44,498
5,300	Circle K Sunkus Co. Ltd. (Japan)	71,039
3,640	Kohl’s Corp.*	173,592
12,943	Nordstrom, Inc.	440,062
28,727	Staples, Inc.	584,020
15,525	Target Corp.	796,743
12,007	Tiffany & Co.	505,134
25,005	TJX Cos., Inc. (The)	1,038,208
5,510	Walgreen Co.	157,310
4,350	Yum! Brands, Inc.	179,655

		4,675,729

Road & Rail
2,748	Landstar System, Inc.	111,404

Savings & Loan
1,500	Capitol Federal Financial	47,145

Semiconductor Components 0.1%
31,200	ARM Holdings PLC (United Kingdom)	160,678

Semiconductors 0.3%
2,320	Broadcom Corp. (Class A Stock)	83,590
1,900	Checkpoint Systems, Inc.*	37,943
2,381	FormFactor, Inc.*	23,048
5,050	Microchip Technology, Inc.	153,773
12,061	ON Semiconductor Corp.*	81,412
4,145	Rovi Corp.*	184,452
2,229	Rubicon Technology, Inc.*	67,427
2,100	Skyworks Solutions, Inc.*	36,813
17,100	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	172,710
4,783	Teradyne, Inc.*	51,465
4,875	TriQuint Semiconductor, Inc.*	33,784

		926,417

Semiconductors & Semiconductor Equipment 0.3%
26,451	Intel Corp.	544,891
650	Silicon Laboratories, Inc.*	26,032
2,523	Varian Semiconductor Equipment Associates, Inc.*	71,300
1,952	Veeco Instruments, Inc.*	84,522

		726,745

See Notes to Financial Statements.

34	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Software 1.2%
6,980	Adobe Systems, Inc.*	$200,466
2,702	ANSYS, Inc.*	121,455
1,200	Blackboard, Inc.*	45,564
33,305	CA, Inc.	651,446
1,620	Cerner Corp.*	125,469
600	Konami Corp. (Japan)	9,250
2,701	MasterCard, Inc. (Class A Stock)	567,318
3,240	MedAssets, Inc.*	75,848
57,314	Microsoft Corp.	1,479,274
1,730	Quality Systems, Inc.	95,012
9,800	TIBCO Software, Inc.*	132,888
1,175	Tyler Technologies, Inc.*	19,305

		3,523,295

Specialty Retail 0.5%
4,520	Aaron’s, Inc.	82,083
24,700	Gap, Inc. (The)	447,317
5,255	Genesco, Inc.*	143,409
575	Gymboree Corp.*	24,898
10,394	Home Depot, Inc. (The)	296,333
12,630	Limited Brands, Inc.	323,833

		1,317,873

Steel Producers/Products
2,200	Voestalpine AG (Austria)	70,383

Telecommunications 2.2%
7,980	Amdocs Ltd. (Guernsey)*	218,093
4,910	America Movil SAB de CV (Class L Stock), ADR (Mexico)	243,585
57,200	BT Group PLC (United Kingdom)	127,632
101,649	Cisco Systems, Inc.*	2,345,042
6,079	Crown Castle International Corp.*	240,181
21,240	Ericsson, L.M. Telefonaktiebolaget, ADR (Sweden)	233,640
6,000	France Telecom SA (France)	125,650
500	GeoEye, Inc.*	17,260
40	KDDI Corp. (Japan)	194,687
67,170	M1 Ltd. (Singapore)	104,722
5,000	Nippon Telegraph & Telephone Corp. (Japan)	207,767
10,600	Nokia Oyj (Finland)	98,006
130	NTT DoCoMo, Inc. (Japan)	206,899

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	35

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Telecommunications (cont’d.)
11,380	QUALCOMM, Inc.	$433,350
11,541	Rogers Communications, Inc. (Class B Stock) (Canada)	400,704
1,300	SBA Communications Corp. (Class A Stock)*	47,034
500	Swisscom AG (Switzerland)	187,194
127,800	Telecom Italia SpA (Italy)	162,796
20,300	Telefonica SA (Spain)	460,829
42,000	Telstra Corp. Ltd. (Australia)	122,351
108,800	Vodafone Group PLC (United Kingdom)	253,950

		6,431,372

Textiles, Apparel & Luxury Goods 0.1%
5,000	Jones Apparel Group, Inc.	87,200
2,400	Phillips-Van Heusen Corp.	124,536
41,000	Yue Yuen Industrial Holdings Ltd. (Bermuda)	133,016

		344,752

Thrifts & Mortgage Finance
3,000	Washington Federal, Inc.	52,200

Tobacco 0.6%
16,900	Altria Group, Inc.	374,504
10,908	British American Tobacco PLC (United Kingdom)	375,530
18,240	Philip Morris International, Inc.	930,970

		1,681,004

Trading Companies & Distributors
700	Watsco, Inc.	38,997

Transportation 1.1%
4,970	Canadian National Railway Co. (Canada)	312,641
2,760	CSX Corp.	145,507
3,600	Go-Ahead Group PLC (United Kingdom)	63,042
74	Orient Overseas International Ltd. (Bermuda)*	578
26,000	Sankyu, Inc. (Japan)	109,844
32,358	Union Pacific Corp.	2,416,172

		3,047,784

Utilities 0.2%
8,800	E.ON AG (Germany)	262,554
8,506	PG&E Corp.	377,666

		640,220

See Notes to Financial Statements.

36	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Wireless Telecommunication Services 0.6%
24,417	American Tower Corp. (Class A Stock)*	$1,129,042
1,325	Syniverse Holdings, Inc.*	29,587
23,000	Vodafone Group PLC, ADR (United Kingdom)	540,040

		1,698,669

	TOTAL COMMON STOCKS (cost $159,866,294)	183,809,963

PREFERRED STOCK 0.1%

Financial—Bank & Trust
7,950	Wells Fargo & Co., Series J, 8.00%, CVT (cost $151,657)	215,843

Units
WARRANTS*

Chemicals
2,800	Kingboard Chemical Holdings Ltd., expiring 10/31/12 (Hong Kong) (cost $0)	1,114

Moody’s Ratings† (Unaudited)	Principal Amount (000)#

ASSET-BACKED SECURITIES 1.1%
Aaa		$400	Chase Issuance Trust, Series 2009-A8, Class A8 0.741%(a), 09/17/12	400,148
Aaa	EUR	620	Magnolia Funding Ltd., Series 2010-1A, Class A1, 144A 3.00%, 04/20/17	800,124
Aaa		1,722	SLM Student Loan Trust, Series 2008-9, Class A 1.998%(a), 04/25/23	1,781,508

			TOTAL ASSET-BACKED SECURITIES (cost $2,946,986)	2,981,780

BANK LOANS(a)(c) 0.5%
BA+(b)		24	Ford Motor Corp., Term B 3.35%, 12/15/13	23,517

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	37

Portfolio of Investments

as of July 31, 2010 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

BANK LOANS(a)(c) (Continued)
BA+(b)	$455	3.35%, 12/15/13	$442,052
BAA(b)	500	International Lease Finance Corp., Term 1 6.75%, 03/17/15	502,187
B+(b)	679	TXU Corp., Term B3 3.845%, 10/10/14	523,744
B+(b)	4	4.033%, 10/10/14	2,707

		TOTAL BANK LOANS (cost $1,619,701)	1,494,207

COMMERCIAL MORTGAGE-BACKED SECURITIES 0.2%
Aaa	340	Bear Stearns Commercial Mortgage Securities, Series 2006-BBA7, Class A1, 144A 0.45%(a), 03/15/19	318,496
Aaa	292	Federal National Mortgage Assoc., Series 1998-73, Class MZ 6.30%, 10/17/38	333,262

		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $629,155)	651,758

CONVERTIBLE BOND 0.3%

Oil & Gas
Baa2	700	Transocean, Inc., Sr. Unsec’d. Notes (Cayman Islands) (cost $696,205) 1.625%, 12/15/37	684,250

CORPORATE BONDS 10.3%

Automobile Manufacturers
A3	100	Daimler Finance North America LLC, Gtd. Notes, MTN 5.75%, 09/08/11	104,551

Capital Markets 0.8%
A2	200	Goldman Sachs Group, Inc. (The), Sub. Notes 6.75%, 10/01/37	203,743
A2	1,300	Morgan Stanley, Sr. Unsec’d. Notes, MTN 5.75%, 10/18/16	1,388,964
A2	700	6.00%, 04/28/15	754,094

			2,346,801

See Notes to Financial Statements.

38	Visit our website at www.prudential.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Commercial Banks 0.5%
Baa1	$1,120	Barclays Bank PLC, Sub. Notes, 144A (United Kingdom) 10.179%, 06/12/21	$1,472,352

Consumer Finance 0.2%
A3	600	American Express Co., Sr. Unsec’d. Notes 7.00%, 03/19/18	708,383

Diversified Financial Services 1.9%
A2	1,000	Bank of America Corp., Sr. Unsec’d. Notes 6.00%, 09/01/17	1,079,760
Aa3	900	Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes 6.40%, 10/02/17	1,022,298
A3	2,100	Citigroup, Inc., Sr. Unsec’d. Notes 5.50%, 04/11/13	2,231,198
Aa2	900	JPMorgan Chase Bank NA, Sub. Notes 6.00%, 10/01/17	1,011,520

			5,344,776

Financial—Bank & Trust 1.9%
A2	400	American Express Bank FSB, Sr. Unsec’d. Notes 5.50%, 04/16/13	434,465
A3	1,100	American International Group, Inc., Sr. Unsec’d. Notes 8.25%, 08/15/18	1,179,750
Aa3	600	Lloyds TSB Bank PLC (United Kingdom), Bank Gtd. Notes, 144A 4.375%, 01/12/15	607,908
Ba1	1,000	Jr. Sub. Notes, 144A 12.00%(a), 12/29/49	1,050,040
Aaa	2,000	Swedbank AB, Gov’t. Liquid Gtd. Notes, 144A (Sweden) 2.80%, 02/10/12	2,050,876

			5,323,039

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	39

Portfolio of Investments

as of July 31, 2010 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

CORPORATE BONDS (Continued)

Financial Services 1.5%
B3		$100	Ally Financial, Inc., Sr. Unsec’d. Notes 8.00%, 11/01/31	$97,299
NR		500	Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(e) 6.875%, 05/02/18	108,750
A2		2,800	Merrill Lynch & Co., Inc., Notes, MTN 6.875%, 04/25/18	3,123,893
Aa3		500	UBS AG, (Switzerland) Sr. Unsec’d. Notes 4.875%, 08/04/20	504,101
Aa3		500	Sr. Unsec’d. Notes, MTN 1.584%(a), 02/23/12	502,548

				4,336,591

Food Products 0.3%
Baa2		900	WM Wrigley Jr. Co., Gtd. Notes, 144A 2.45%, 06/28/12	906,486

Industrial Conglomerates 1.0%
Aa2		2,200	General Electric Capital Corp., Notes, MTN 5.625%, 09/15/17	2,384,127
Aa2		400	Sr. Unsec’d. Notes, MTN 5.875%, 01/14/38	400,254
Aa3	GBP	100	Sub. Notes, 144A 6.50%(a), 09/15/67	141,223

				2,925,604

Investment Company 0.5%
Aaa		1,500	FIH Erhvervsbank A/S, Gov’t. Liquid Gtd. Notes, 144A (Denmark) 2.00%, 06/12/13	1,516,041

Lodging 0.3%
Baa2		900	Hyatt Hotels Corp., Sr. Unsec’d. Notes, 144A 5.75%, 08/15/15	947,364

See Notes to Financial Statements.

40	Visit our website at www.prudential.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

CORPORATE BONDS (Continued)

Medical Supplies & Equipment 0.2%
B2		$600	HCA, Inc., Sec’d. Notes 9.25%, 11/15/16	$648,000

Paper & Forest Products 0.3%
Ba2		300	Georgia-Pacific LLC, Gtd. Notes, 144A 7.00%, 01/15/15	311,625
Ba2		400	7.125%, 01/15/17	416,500

				728,125

Real Estate Investment Trust 0.1%
Baa2		200	Nationwide Health Properties, Inc., Sr. Unsec’d. Notes 6.50%, 07/15/11	208,671

Telecommunications 0.4%
Baa3		1,000	Embarq Corp., Sr. Unsec’d. Notes 7.082%, 06/01/16	1,083,161

Tobacco 0.4%
Baa1		800	Altria Group, Inc., Gtd. Notes 9.25%, 08/06/19	1,029,302

			TOTAL CORPORATE BONDS (cost $28,192,707)	29,629,247

FOREIGN GOVERNMENT BONDS 0.9%
Aaa	EUR	300	Bundesschatzanweisungen, Bonds (Germany) 4.00%, 09/10/10	392,271
Aaa	CAD	200	Canadian Government, Bonds (Canada) 1.50%, 03/01/12	195,138
Aa1		900	Province of Ontario Canada, Sr. Unsec’d. Notes (Canada) 2.70%, 06/16/15	927,963
Baa3	BRL	1,800	Republic of Brazil, Sr. Unsec’d. Notes (Brazil) 12.50%, 01/05/22	1,167,984

			TOTAL FOREIGN GOVERNMENT BONDS (cost $2,512,702)	2,683,356

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	41

Portfolio of Investments

as of July 31, 2010 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

MUNICIPAL BONDS 1.4%

California 0.7%
Aa3	$500	California State Public Works Board Lease Revenue, Revenue Bonds 7.804%, 03/01/35	$515,875
A1	400	State of California, General Obligation Unlimited 5.00%, 06/01/37	391,868
A1	800	5.00%, 11/01/37	783,608
A1	200	5.00%, 12/01/37	195,900

			1,887,251

Illinois 0.7%
Aa3	1,100	Chicago Transit Authority, Series A, Revenue Bonds 6.899%, 12/01/40	1,169,993
Aa3	800	Chicago Transit Authority, Series B, Revenue Bonds 6.899%, 12/01/40	856,424

			2,026,417

Texas
Aaa	100	Texas State Transportation Commission, Revenue Bonds 5.178%, 04/01/30	102,378

		TOTAL MUNICIPAL BONDS (cost $3,898,000)	4,016,046

RESIDENTIAL MORTGAGE-BACKED SECURITIES 1.5%
AAA(b)	42	Bank Trust Mortgage Trust, Series 1, Class G 5.70%, 12/01/23	42,113
Caa1	170	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-4, Class 23A2 2.765%(a), 05/25/35	136,436
CCC(b)	499	Countrywide Alternative Loan Trust, Series 2006-HY13, Class 4A1 5.784%(a), 02/25/37	359,763
Caa2	500	Series 2006-OA11, Class A1B 0.519%(a), 09/25/46	281,088
Aaa	23	Federal Home Loan Mortgage Corp., Series 119, Class H 7.50%, 01/15/21	26,851

See Notes to Financial Statements.

42	Visit our website at www.prudential.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Aaa	$107	FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1 1.813%(a), 07/25/44	$106,433
Aaa	8	Federal National Mortgage Assoc., Series 2000-32, Class FM 0.791%(a), 10/18/30	7,539
		Series 2006-5, Class 3A2
Aaa	553	2.741%(a), 05/25/35	584,760
Aaa	4	Series 2266, Class F 0.791%(a), 11/15/30	4,047
Aaa	22	Government National Mortgage Assoc., Series 2000-9, Class FH 0.841%(a), 02/16/30	22,188
AAA(b)	276	GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1 2.943%(a), 09/25/35	260,308
CCC(b)	581	Series 2005-AR7, Class 4A1 5.336%(a), 11/25/35	478,227
Caa1	536	Harborview Mortgage Loan Trust, Series 2006-5, Class 2A1A 0.521%(a), 07/19/46	315,245
Ca	449	Series 2006-12, Class 2A2B 0.591%(a), 01/19/38	120,256
Caa3	475	Indymac Index Mortgage Loan Trust, Series 2007-FLX2, Class A2 0.519%(a), 04/25/37	108,750
Aaa	618	Washington Mutual Mortgage Pass-Through Certificates, IO, Series 2003-R1, Class X, 144A 20.00%(h), 12/25/27	4,632
Aaa	601	Washington Mutual Mortgage Pass-Through Certificates, Series 2003-R1, Class A1 0.869%(a), 12/25/27	540,746
CCC(b)	475	Series 2007-HY1, Class 2A3 5.78%(a), 02/25/37	338,930
CCC(b)	500	Series 2007-HY2, Class 1A1 5.477%(a), 12/25/36	367,048
B3	508	Series 2007-OA3, Class 2A1A 1.162%(a), 04/25/47	308,601

		TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $4,962,333)	4,413,961

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	43

Portfolio of Investments

as of July 31, 2010 continued

Principal Amount (000)#	Description	Value (Note 1)

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS 3.7%
$137	Federal Home Loan Mortgage Corp. 3.498%(a), 09/01/35	$141,027
132	5.50%, 12/01/36	142,314
122	6.00%, 04/01/16-07/01/17	131,571
170	Federal National Mortgage Assoc. 1.62%(a), 06/01/43	171,507
149	2.652%(a), 12/01/34	152,952
1,000	4.00%, TBA	1,020,781
53	4.126%(a), 05/01/36	53,917
1,719	4.50%, 02/01/23-09/01/24	1,823,919
3,000	4.50%, TBA	3,136,875
2,000	4.50%, TBA	2,083,750
74	4.892%(a), 09/01/34	76,496
1,617	5.50%, 07/01/14 - 06/01/36	1,744,452
15	Government National Mortgage Assoc. 3.125%, 10/20/27 - 11/20/29	15,179
5	3.625%(a), 09/20/22	5,097
39	4.50%, 08/15/33	41,542
6	8.50%, 05/20/30 - 04/20/31	7,202

	TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (cost $10,578,951)	10,748,581

U.S. TREASURY OBLIGATIONS 7.8%
700	U.S. Treasury Bonds 4.375%, 02/15/38 - 11/15/39	749,031
200	4.50%, 02/15/36	219,281
500	6.25%, 08/15/23	651,719
400	7.25%, 08/15/22	560,000
100	7.50%, 11/15/24	145,812
900	7.625%, 11/15/22 - 02/15/25	1,301,703
100	7.875%, 02/15/21	143,906
900	8.00%, 11/15/21	1,315,547
1,600	8.125%, 08/15/19 - 05/15/21	2,338,640
600	8.50%, 02/15/20	884,765
400	8.75%, 05/15/20 - 08/15/20	602,141
2,500	U.S. Treasury Inflationary Indexed Bonds, TIPS 1.25%, 07/15/20	2,528,602
653	U.S. Treasury Notes 1.00%, 07/31/11(f)	657,234
200	2.50%, 04/30/15	209,266
3,500	2.75%, 05/31/17 - 02/15/19	3,544,875

See Notes to Financial Statements.

44	Visit our website at www.prudential.com

Principal Amount (000)#	Description	Value (Note 1)

U.S. TREASURY OBLIGATIONS (Continued)
$1,800	3.125%, 05/15/19	$1,854,562
2,400	3.625%, 08/15/19(f)	2,558,251
400	3.75%, 11/15/18	435,594
1,600	3.875%, 05/15/18	1,767,626

	TOTAL U.S. TREASURY OBLIGATIONS (cost $21,653,127)	22,468,555

	TOTAL LONG-TERM INVESTMENTS (cost $237,707,818)	263,798,661

SHORT-TERM INVESTMENTS 9.3%

U.S. TREASURY OBLIGATIONS(g) 5.2%
100	U.S. Treasury Bills 0.077%, 09/16/10	99,980
1,000	0.10%, 09/16/10	999,812
2,900	0.178%, 08/26/10	2,899,698
3,300	0.18%, 08/26/10	3,299,656
500	0.18%, 08/26/10	499,948
7,000	0.184%, 08/26/10	6,999,261

	TOTAL U.S. TREASURY OBLIGATIONS (cost $14,798,460)	14,798,355

Shares
AFFILIATED MONEY MARKET MUTUAL FUND 3.7%
10,670,137	Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $10,670,137)(i)	10,670,137

Principal Amount (000)#
U.S. GOVERNMENT AGENCY OBLIGATION(g) 0.4%
$1,000	Federal Home Loan Mortgage Corp., (cost $999,493) 0.25%, 10/13/10	999,700

	TOTAL SHORT-TERM INVESTMENTS (cost $26,468,090)	26,468,192

	TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN AND SECURITY SOLD SHORT(d) 101.0% (cost $264,175,908; Note 5)	290,266,853

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	45

Portfolio of Investments

as of July 31, 2010 continued

Notional Amount (000)#		Description	Counterparty	Value (Note 1)

	OPTIONS WRITTEN* (0.1)%

	Call Options
	$3,400	Interest Rate Swap Options, Pay a fixed rate of 3.25% and receive a floating rate based on 3-month LIBOR, expiring 08/31/10	Barclays Capital Group	$(103,243)
	1,100	Pay a fixed rate of 3.50% and receive a floating rate based on 3-month LIBOR, expiring 08/31/10	Morgan Stanley	(56,623)

				(159,866)

	Put Options
EUR	49,000	5 Year Euro-Bobl Futures, expiring 09/10/10, Strike Price $97.38		(306)
	1,500	Interest Rate Swap Options, Receive a fixed rate of 4.50% and pay a floating rate based on 3-month LIBOR, expiring 08/31/10	Barclays Capital Group	—
	1,100	Received a fixed rate of 4.50% and pay a floating rate based on 3-month LIBOR, expiring 08/31/10	Morgan Stanley	—
	1,900	Receive a fixed rate of 4.75% and pay a floating rate based on 3-month LIBOR, expiring 08/31/10	Barclays Capital Group	—
	1,900	Receive a fixed rate of 4.75% and pay a floating rate based on 3-month LIBOR, expiring 08/31/10	Citigroup Global Markets	—
	1,500	Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Barclays Capital Group	(13,881)
	1,100	Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Citigroup Global Markets	(10,180)

See Notes to Financial Statements.

46	Visit our website at www.prudential.com

Notional Amount (000)#	Description	Counterparty	Value (Note 1)

OPTIONS WRITTEN (Continued)

Put Options (cont’d.)
$1,600	Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR, expiring 07/10/12	Morgan Stanley	$(426)

			(24,793)

	TOTAL OPTIONS WRITTEN (premiums received $114,802)		(184,659)

Principal Amount (000)#
SECURITY SOLD SHORT (0.4)%

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
	Federal National Mortgage Assoc. (proceeds received $1,072,773)
1,000	5.50%, TBA		(1,074,375)

	TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN AND SECURITY SOLD SHORT 100.5% (cost $262,988,333)		289,007,819
	Other liabilities in excess of other assets (j) (0.5)%		(1,322,968)

	NET ASSETS 100%		$287,684,851

The following abbreviations are used in the Portfolio descriptions:

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

CVA—Certificate Van Aandelen

CVT—Convertible Security

FHLMC—Federal Home Loan Mortgage Corporation

FSB—Federal Savings Bank

IO—Interest Only

MTN—Medium Term Note

NR—Not Rated by Moody’s or Standard & Poor’s

PRFC—Preference Shares

TBA—To Be Announced

TIPS—Treasury Inflation Protected Securities

BRL—Brazilian Real

CAD—Canadian Dollar

CNY—Chinese Yuan

EUR—Euro

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	47

Portfolio of Investments

as of July 31, 2010 continued

GBP—British Pound

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

TWD—New Taiwanese Dollar

#	Principal and notional amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
†	The ratings reflected are as of July 31, 2010. Ratings of certain bonds may have changed subsequent to that date.
(a)	Indicates a variable rate security.
(b)	Standard & Poor’s rating.
(c)	Indicates a security or securities that have been deemed illiquid.
(d)	As of July 31, 2010, 2 securities representing $46,745 and 0.0% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(e)	Represents issuer in default on interest payments. Non-income producing security.
(f)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(g)	Rate shown is effective yield at purchase date.
(h)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at July 31, 2010.
(i)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.
(j)	Other liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts and interest rate and credit default swap agreements as follows:

Futures contracts open at July 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at July 31, 2010	Unrealized Appreciation
	Long Positions:
13	90 Day Euro Dollar	Sep. 10	$3,224,000	$3,236,675	$12,675
29	90 Day Euro EURIBOR	Dec. 10	9,328,811	9,352,431	23,620
1	90 Day Euro EURIBOR	Jun. 11	320,184	321,911	1,727
18	5 Year Euro-Bobl	Sep. 10	2,815,382	2,815,512	130
14	10 Year Euro-Bund	Sep. 10	2,325,762	2,345,283	19,521

					$57,673

See Notes to Financial Statements.

48	Visit our website at www.prudential.com

Forward foreign currency exchange contracts outstanding at July 31, 2010:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 11/18/10	Morgan Stanley	GBP	424	$652,894	$664,164	$11,270
Chinese Yuan,
Expiring 11/17/10	Deutsche Bank	CNY	5,504	829,338	813,321	(16,017)
Expiring 11/17/10	Goldman Sachs & Co.	CNY	2,480	374,000	366,500	(7,500)
Expiring 11/23/10	Bank of America	CNY	5,811	873,946	858,763	(15,183)
Expiring 11/23/10	Barclays Capital Group	CNY	404	61,000	59,764	(1,236)
Expiring 01/10/11	JPMorgan Chase	CNY	347	52,000	51,405	(595)
Expiring 04/07/11	JPMorgan Chase	CNY	40	6,000	5,907	(93)
Expiring 04/28/11	Citigroup Global Markets	CNY	205	31,000	30,461	(539)
Expiring 04/28/11	JPMorgan Chase	CNY	251	38,000	37,345	(655)
Expiring 06/15/11	Hong Kong & Shanghai Bank	CNY	1,064	160,000	158,348	(1,652)
Expiring 11/04/11	Deutsche Bank	CNY	441	69,000	66,052	(2,948)
Expiring 02/13/12	Barclays Capital Group	CNY	3,295	512,131	496,792	(15,339)
Expiring 02/13/12	Barclays Capital Group	CNY	895	138,833	134,989	(3,844)
Expiring 02/13/12	Citigroup Global Markets	CNY	2,705	420,875	407,825	(13,050)
Expiring 02/13/12	Citigroup Global Markets	CNY	1,904	295,697	287,041	(8,656)
Expiring 02/13/12	Citigroup Global Markets	CNY	853	132,296	128,613	(3,683)
Expiring 02/13/12	Deutsche Bank	CNY	848	131,673	127,928	(3,745)
Expiring 02/13/12	Deutsche Bank	CNY	816	126,631	123,039	(3,592)
Expiring 02/13/12	JPMorgan Chase	CNY	1,035	161,000	156,129	(4,871)
Expiring 02/13/12	JPMorgan Chase	CNY	863	133,950	130,150	(3,800)
Expiring 02/13/12	UBS Securities	CNY	681	105,806	102,740	(3,066)
Euro,
Expiring 08/24/10	Deutsche Bank	EUR	614	791,782	800,128	8,346
Malaysian Ringgit,
Expiring 10/12/10	Citigroup Global Markets	MYR	9	2,627	2,814	187
Mexican Peso,
Expiring 09/24/10	Hong Kong & Shanghai Bank	MXN	415	32,181	32,571	390
New Taiwanese Dollar,
Expiring 01/14/11	Deutsche Bank	TWD	2,788	90,124	87,895	(2,229)
Expiring 01/14/11	Deutsche Bank	TWD	849	26,973	26,769	(204)
Expiring 01/14/11	JPMorgan Chase	TWD	2,227	70,519	70,208	(311)
Expiring 01/14/11	Morgan Stanley	TWD	3,428	109,085	108,071	(1,014)
Expiring 01/14/11	UBS Securities	TWD	1,857	58,590	58,544	(46)
South Korean Won,
Expiring 11/12/10	Barclays Capital Group	KRW	117,994	95,712	99,294	3,582
Expiring 11/12/10	Barclays Capital Group	KRW	102,430	86,271	86,197	(74)
Expiring 11/12/10	Citigroup Global Markets	KRW	217,170	180,494	182,753	2,259

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	49

Portfolio of Investments

as of July 31, 2010 continued

Forward foreign currency exchange contracts outstanding at July 31, 2010 (cont’d.):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
South Korean Won (cont’d.)
Expiring 11/12/10	Citigroup Global Markets	KRW	58,463	$50,000	$49,197	$(803)
Expiring 11/12/10	Citigroup Global Markets	KRW	58,380	50,000	49,128	(872)
Expiring 11/12/10	Citigroup Global Markets	KRW	58,095	50,000	48,888	(1,112)
Expiring 11/12/10	Citigroup Global Markets	KRW	57,735	50,000	48,585	(1,415)
Expiring 11/12/10	Citigroup Global Markets	KRW	23,356	20,000	19,655	(345)
Expiring 11/12/10	Citigroup Global Markets	KRW	23,180	20,000	19,506	(494)
Expiring 11/12/10	Deutsche Bank	KRW	46,504	40,000	39,134	(866)
Expiring 11/12/10	Goldman Sachs & Co.	KRW	23,460	20,000	19,742	(258)
Expiring 11/12/10	JPMorgan Chase	KRW	116,545	98,625	98,075	(550)
Expiring 11/12/10	JPMorgan Chase	KRW	103,118	90,000	86,776	(3,224)
Expiring 11/12/10	JPMorgan Chase	KRW	58,493	50,000	49,223	(777)
Expiring 11/12/10	Morgan Stanley	KRW	103,599	90,000	87,181	(2,819)
Expiring 11/12/10	Royal Bank of Scotland	KRW	98,900	81,222	83,226	2,004
Expiring 11/12/10	UBS Securities	KRW	301,857	266,000	254,019	(11,981)

				$7,826,275	$7,714,855	$(111,420)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 10/04/10	Hong Kong & Shanghai Bank	BRL	339	$188,382	$189,884	$(1,502)
Expiring 10/04/10	JPMorgan Chase	BRL	1,477	822,087	827,536	(5,449)
British Pound,
Expiring 09/23/10	Royal Bank of Scotland	GBP	246	363,942	385,911	(21,969)
Expiring 11/18/10	Morgan Stanley	GBP	225	327,086	352,862	(25,776)
Expiring 11/18/10	Morgan Stanley	GBP	199	286,606	311,302	(24,696)
Canadian Dollar,
Expiring 08/16/10	Goldman Sachs & Co.	CAD	202	189,798	196,447	(6,649)
Chinese Yuan,
Expiring 11/17/10	Barclays Capital Group	CNY	3,295	491,575	486,803	4,772
Expiring 11/17/10	Barclays Capital Group	CNY	1,986	295,697	293,394	2,303
Expiring 11/17/10	Citigroup Global Markets	CNY	2,705	403,904	399,624	4,280
Expiring 11/23/10	Barclays Capital Group	CNY	932	138,833	137,794	1,039
Expiring 11/23/10	Citigroup Global Markets	CNY	888	132,296	131,288	1,008
Expiring 11/23/10	Deutsche Bank	CNY	884	131,673	130,670	1,003

See Notes to Financial Statements.

50	Visit our website at www.prudential.com

Forward foreign currency exchange contracts outstanding at July 31, 2010 (cont’d.):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan (cont’d.)
Expiring 11/23/10	Deutsche Bank	CNY	851	$126,631	$125,722	$909
Expiring 11/23/10	JPMorgan Chase	CNY	1,079	161,000	159,393	1,607
Expiring 11/23/10	JPMorgan Chase	CNY	900	133,950	132,969	981
Expiring 11/23/10	UBS Securities	CNY	681	101,321	100,691	630
Euro,
Expiring 01/25/11	State Street Bank	EUR	712	916,179	927,725	(11,546)
Expiring 08/24/10	Citigroup Global Markets	EUR	2,308	2,849,318	3,007,646	(158,328)
Indian Rupee,
Expiring 03/09/11	Barclays Capital Group	INR	139	3,000	2,913	87
Expiring 03/09/11	UBS Securities	INR	473	10,216	9,918	298
Japanese Yen,
Expiring 08/23/10	Hong Kong & Shanghai Bank	JPY	25,157	284,388	291,245	(6,857)
Mexican Peso,
Expiring 11/30/10	State Street Bank	MXN	6,050	456,549	471,504	(14,955)
South Korean Won,
Expiring 11/12/10	Barclays Capital Group	KRW	104,109	87,930	87,610	320
Expiring 11/12/10	Citigroup Global Markets	KRW	101,613	85,876	85,510	366
Expiring 11/12/10	Royal Bank of Scotland	KRW	101,754	86,064	85,628	436
Expiring 11/12/10	Royal Bank of Scotland	KRW	76,616	65,000	64,474	526
Expiring 11/12/10	Royal Bank of Scotland	KRW	76,603	65,000	64,463	537

				$9,204,301	$9,460,926	$(256,625)

Interest rate swap agreements outstanding at July 31, 2010:

Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.(1)	01/02/14	BRL	2,800	11.99%	Brazilian interbank lending rate	$13,782	$823	$12,959
Merrill Lynch & Co. (1)	01/02/14	BRL	4,000	11.86	Brazilian interbank lending rate	1,146	6,466	(5,320)
Goldman Sachs & Co. (1)	01/02/14	BRL	5,900	11.96	Brazilian interbank lending rate	27,005	(8,253)	35,258

						$41,933	$(964)	$42,897

(1)	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	51

Portfolio of Investments

as of July 31, 2010 continued

Credit default swap agreements outstanding at July 31, 2010:

Counterparty	Termination Date	Notional Amount (000)(4)#	Fixed Rate	Reference Entity/ Obligation	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Depreciation
Credit Default Swaps on Credit Indices—Sell Protection(1):
Morgan Stanley & Co.	12/20/15	$530	0.46%	Dow Jones CDX IG5 10Y Index	$(66,981)	$—	$(66,981)
Morgan Stanley & Co.	12/20/15	1,900	0.46	Dow Jones CDX IG5 10Y Index	(239,619)	—	(239,619)

					$(306,600)	$—	$(306,600)

Counterparty	Termination Date	Notional Amount (000)(4)#	Fixed Rate	Reference Entity/ Obligation	Implied Credit Spread at July 31, 2010(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Credit Default Swaps on Corporate and/or Sovereign Issues—Sell Protection(1):
Bank of America Securities LLC	09/20/15	$100	1.00%	Japan Gov’t Series 55, 2.00%, due 03/21/22	0.702%	$1,562	$460	$1,102
Barclays Capital, Inc.	09/20/15	100	1.00	Japan Gov’t Series 55, 2.00%, due 03/21/22	0.702	1,562	472	1,090
Goldman Sachs & Co.	09/20/15	100	1.00	Japan Gov’t Series 55, 2.00%, due 03/21/22	0.702	1,562	472	1,090
Goldman Sachs & Co.	12/20/10	400	1.00	Sprint Nextel Corp., 6.00%, due 12/01/16	1.166	191	(1,481)	1,672

						$4,877	$(77)	$4,954

The Fund entered into credit default swap agreements on corporate issues, sovereign issues, asset-backed securities and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

See Notes to Financial Statements.

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Counterparty	Termination Date	Notional Amount (000)(4)#	Fixed Rate	Reference Entity/ Obligation	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps—Buy Protection(2):
Barclays Capital, Inc.	09/20/11	$100	0.54%	DaimlerChrysler N.A., 5.75%, due 09/08/11	$(2)	$—	$(2)
Citigroup, Inc.	06/20/15	200	5.00	Dow Jones CDX HY14 Index	3,348	15,732	(12,384)
Deutsche Bank	06/20/15	100	5.00	Dow Jones CDX HY14 Index	1,674	7,384	(5,710)
Merrill Lynch & Co.	12/20/11	272	0.00	Dow Jones CDX HY7 Index	94,194	28,001	66,193
Deutsche Bank	06/20/18	1,839	1.50	Dow Jones CDX IG10 10Y Index	(17,676)	(23,799)	6,123
Goldman Sachs & Co.	06/20/18	2,226	1.50	Dow Jones CDX IG10 10Y Index	(21,397)	(63,492)	42,095
Morgan Stanley & Co.	06/20/18	5,227	1.50	Dow Jones CDX IG10 10Y Index	(50,238)	(120,388)	70,150
Deutsche Bank	06/20/13	2,226	1.55	Dow Jones CDX IG10 5Y Index	(27,383)	(5,509)	(21,874)
Morgan Stanley & Co.	12/20/12	700	0.14	Dow Jones CDX IG5 Index	23,505	—	23,505
Morgan Stanley & Co.	12/20/12	2,700	0.14	Dow Jones CDX IG5 Index	90,660	—	90,660
Barclays Capital, Inc.	12/20/17	968	0.80	Dow Jones CDX IG9 10Y Index	36,385	9,710	26,675
Goldman Sachs & Co.	12/20/17	3,872	0.80	Dow Jones CDX IG9 10Y Index	145,455	25,173	120,282
Merrill Lynch & Co.	12/20/17	1,936	0.80	Dow Jones CDX IG9 10Y Index	72,770	30,537	42,233
Morgan Stanley & Co.	12/20/17	4,066	0.80	Dow Jones CDX IG9 10Y Index	152,818	76,402	76,416
Deutsche Bank	03/20/14	300	1.25	Embarq Corp., 7.08%, due 06/01/16	1,813	—	1,813
Deutsche Bank	03/20/14	200	1.27	Embarq Corp., 7.08%, due 06/01/16	1,060	—	1,060
Deutsche Bank	03/20/14	200	1.43	Embarq Corp., 7.08%, due 06/01/16	(63)	23	(86)
Morgan Stanley & Co.	03/20/14	100	1.30	Embarq Corp., 7.08%, due 06/01/16	421	10	411
Citigroup, Inc.	06/20/18	900	1.00	Merrill Lynch & Co., 5.00%, due 01/15/15	39,787	36,589	3,198
Deutsche Bank	09/20/11	200	0.62	Nationwide Health, 6.50%, due 07/15/11	435	—	435

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	53

Portfolio of Investments

as of July 31, 2010 continued

Counterparty	Termination Date	Notional Amount (000)(4)#	Fixed Rate	Reference Entity/ Obligation	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps—Buy Protection(2) (continued):
Barclays Capital, Inc.	06/20/11	$100	1.00%	Transocean, Inc., 7.375%, due 04/15/18	$3,957	$543	$3,414
Goldman Sachs & Co.	03/20/11	600	1.00	Transocean, Inc., 7.375%, due 04/15/18	16,877	9,289	7,588

					$568,400	$26,205	$542,195

(1)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

See Notes to Financial Statements.

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Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of July 31, 2010 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$183,768,282	$—	$41,681
Preferred Stock	215,843	—	—
Warrants	1,114	—	—
Asset-Backed Securities	—	2,981,780	—
Bank Loans	—	1,494,207	—
Commercial Mortgage-Backed Securities	—	651,758	—
Convertible Bond	—	684,250	—
Corporate Bonds	—	29,629,247	—
Foreign Government Bonds	—	2,683,356	—
Municipal Bonds	—	4,016,046	—
Residential Mortgage-Backed Securities	—	4,367,216	46,745
U.S. Government Mortgage-Backed Obligations	—	10,748,581	—
U.S. Treasury Obligations	—	37,266,910	—
Affiliated Money Market Mutual Fund	10,670,137	—	—
U.S. Government Agency Obligation	—	999,700	—
Options Written	(306)	(184,353)	—
Security Sold Short—U.S. Government Mortgage-Backed Obligation	—	(1,074,375)	—
Other Financial Instruments*
Futures	57,673	—	—
Forward foreign currency exchange contracts	—	(368,045)	—
Interest rate swap agreements	—	42,897	—
Credit default swap agreements	—	240,549	—

Total	$194,712,743	$94,179,724	$88,426

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	55

Portfolio of Investments

as of July 31, 2010 continued

The investment allocation of Portfolio holdings and other liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2010 were as follows:

U.S. Treasury Obligations	13.0%
Oil, Gas & Consumable Fuels	4.9
Pharmaceuticals	4.2
Diversified Financial Services	4.0
U.S. Government Mortgage-Backed Obligations	3.7
Affiliated Money Market Mutual Fund	3.7
Financial—Bank & Trust	3.4
Commercial Banks	3.0
Financial Services	2.9
Chemicals	2.8
Insurance	2.8
Telecommunications	2.6
Aerospace & Defense	2.2
Media	1.9
Metals & Mining	1.9
Capital Markets	1.7
Industrial Conglomerates	1.6
Retail & Merchandising	1.6
Computer Hardware	1.6
Residential Mortgage-Backed Securities	1.5
Internet Services	1.5
Hotels, Restaurants & Leisure	1.5
Computer Services & Software	1.5
Municipal Bonds	1.4
Foods	1.3
Software	1.2
Electric Utilities	1.1
Internet Software & Services	1.1
Transportation	1.1
Asset-Backed Securities	1.1
Tobacco	1.0
Foreign Government Bonds	0.9
Food & Staples Retailing	0.8
IT Services	0.8
Machinery	0.8
Real Estate Investment Trusts	0.8
Diversified Telecommunication Services	0.7
Computers & Peripherals	0.7
Consumer Finance	0.6
Entertainment & Leisure	0.6
Energy Equipment & Services	0.6
Clothing & Apparel	0.6
Wireless Telecommunication Services	0.6
Consumer Products & Services	0.6
Medical Supplies & Equipment	0.5

See Notes to Financial Statements.

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Industry (cont’d.)
Beverages	0.5%
Investment Companies	0.5
Bank Loans	0.5
Banks	0.5
Manufacturing	0.5
Specialty Retail	0.5
Biotechnology	0.4
Commercial Services & Supplies	0.4
U.S. Government Agency Obligation	0.4
Automobile Manufacturers	0.3
Lodging	0.3
Semiconductors	0.3
Food Products	0.3
Healthcare Providers & Services	0.3
Food & Beverage	0.3
Air Freight & Logistics	0.3
Paper & Forest Products	0.3
Healthcare Equipment & Supplies	0.3
Semiconductors & Semiconductor Equipment	0.3
Oil & Gas	0.3
Construction & Engineering	0.2
Household Products	0.2
Retail	0.2
Commercial Mortgage-Backed Securities	0.2
Utilities	0.2
Office Electronics	0.2
Electrical Equipment	0.2
Healthcare Products	0.2
Building Materials	0.2
Electronic Components	0.2
Electronic Equipment & Instruments	0.2
Life Science Tools & Services	0.2
Diversified Operations	0.2
Multi-Line Retail	0.2
Auto Parts & Equipment	0.2
Multi-Utilities	0.1
Machinery—Construction & Mining	0.1
Healthcare Services	0.1
Textiles, Apparel & Luxury Goods	0.1
Communication Equipment	0.1
Air Freight & Couriers	0.1
Cosmetics & Toiletries	0.1
Distribution/Wholesale	0.1
Broadcasting	0.1
Education	0.1
Equipment Services	0.1
Conglomerates	0.1
Auto Components	0.1

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	57

Portfolio of Investments

as of July 31, 2010 continued

Industry (cont’d.)
Farming & Agriculture	0.1%
Diversified Manufacturing	0.1
Semiconductor Components	0.1
Household Durables	0.1
Professional Services	0.1
Exchange Traded Funds	0.1
Healthcare Technology	0.1
Independent Power Producers & Energy Traders	0.1

101.0
Options Written and Securities Sold Short	(0.5)
Other liabilities in excess of other assets	(0.5)

100.0%

The Fund invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Receivable from broker—variation margin	$57,673	*	Outstanding options written, at value	$184,659
Interest rate contracts	Unrealized appreciation on swap agreements	48,217		Unrealized depreciation on swap agreements	5,320
Interest rate contracts	Premiums paid for swap agreements	7,289		Premiums received for swap agreements	8,253
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	49,140		Unrealized depreciation on foreign currency exchange contracts	417,185
Credit contracts	Unrealized appreciation on swap agreements	587,205		Unrealized depreciation on swap agreements	346,656
Credit contracts	Premiums paid for swap agreements	240,797		Premiums received for swap agreements	214,669

See Notes to Financial Statements.

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Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$1,114	—	$—

Total		$991,435		$1,176,742

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Futures	Purchased Options	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$826,745	$—	$272,878	$90,582	$956,710	$2,146,915
Foreign exchange contracts	—	—	—	9,550	—	—	9,550
Credit contracts	—	—	—	—	(1,423,551)	—	(1,423,551)
Equity contracts	(228,604)	6,060	(2,591)	—	—	—	(225,135)

Total	$(228,604)	$832,805	$(2,591)	$282,428	$(1,332,969)	$956,710	$507,779

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants	Futures	Purchased Options	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$(113,852)	$(103,984)	$(78,173)	$59,630	$—	$(236,379)
Foreign exchange contracts	—	—	—	—	—	(257,217)	(257,217)
Credit contracts	—	—	—	—	1,809,266	—	1,809,266
Equity contracts	1,114	—	—	—	—	—	1,114

Total	$1,114	$(113,852)	$(103,984)	$(78,173)	$1,868,896	$(257,217)	$1,316,784

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	59

Portfolio of Investments

as of July 31, 2010 continued

For the year ended July 31, 2010, the Fund’s average volume of derivative activities are as follows:

Purchased Options(1)	Written Options(2)	Futures Contracts- Long Positions(3)	Forward Foreign Currency Exchange Purchase Contracts(4)	Forward Foreign Currency Exchange Sale Contracts(5)	Interest Rate Swap Agreements(6)	Credit Default Swap Agreements -Buy Protection(6)	Credit Default Swap Agreements -Sell Protection(6)
$10,774	$116,705	$59,546,752	$7,043,217	$10,162,325	$4,185,582	$27,947,110	$6,672,077

(1)	Cost.
(2)	Premium Received.
(3)	Value at Trade Date.
(4)	Value at Settlement Date Payable.
(5)	Value at Settlement Date Receivable.
(6)	Notional Amount.

See Notes to Financial Statements.

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Financial Statements

JULY 31, 2010	ANNUAL REPORT

Target Moderate Allocation Fund

Statement of Assets and Liabilities

July 31, 2010

Assets
Investments at value:
Unaffiliated investments (cost $253,505,771)	$279,596,716
Affiliated investments (cost $10,670,137)	10,670,137
Foreign currency, at value (cost $398,484)	415,319
Receivable for investments sold	13,531,706
Dividends and interest receivable	1,262,577
Unrealized appreciation on swap agreements	635,422
Receivable for Fund shares sold	293,745
Premiums paid for swap agreements	248,086
Tax reclaim receivable	204,838
Unrealized appreciation on foreign currency exchange contracts	49,140
Receivable from broker-variation margin	21,279

Total assets	306,928,965

Liabilities
Payable for investments purchased	15,117,288
Securities sold short, at value (proceeds $1,072,773)	1,074,375
Payable for Fund shares reacquired	683,612
Unrealized depreciation on foreign currency exchange contracts	417,185
Payable to broker	390,000
Unrealized depreciation on swap agreements	351,976
Accrued expenses and other liabilities	303,400
Premiums received for swap agreements	222,922
Outstanding options written, at value (premiums received $114,802)	184,659
Management fee payable	180,008
Payable to custodian	143,843
Distribution fee payable	132,741
Affiliated transfer agent fee payable	34,868
Deferred trustees’ fees	7,237

Total liabilities	19,244,114

Net Assets	$287,684,851

Net assets were comprised of:
Shares of beneficial interest, at par	$29,165
Paid-in capital, in excess of par	326,486,171

326,515,336
Undistributed net investment income	2,076,492
Accumulated net realized loss on investment and foreign currency transactions	(66,891,309)
Net unrealized appreciation on investments and foreign currencies	25,984,332

Net assets, July 31, 2010	$287,684,851

See Notes to Financial Statements.

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Class A:
Net asset value and redemption price per share, ($164,925,377 ÷ 16,689,473 shares of common stock issued and outstanding)	$9.88
Maximum sales charge (5.5% of offering price)	0.58

Maximum offering price to public	$10.46

Class B:
Net asset value, offering price and redemption price per share, ($52,725,669 ÷ 5,358,709 shares of common stock issued and outstanding)	$9.84

Class C:
Net asset value, offering price and redemption price per share, ($63,077,397 ÷ 6,412,656 shares of common stock issued and outstanding)	$9.84

Class M:
Net asset value, offering price and redemption price per share, ($1,100,037 ÷ 112,079 shares of common stock issued and outstanding)	$9.81

Class R:
Net asset value, offering price and redemption price per share, ($578,478 ÷ 58,607 shares of common stock issued and outstanding)	$9.87

Class X:
Net asset value, offering price and redemption price per share, ($1,429,861 ÷ 144,702 shares of common stock issued and outstanding)	$9.88

Class Z:
Net asset value, offering price and redemption price per share, ($3,848,032 ÷ 388,656 shares of common stock issued and outstanding)	$9.90

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	63

Statement of Operations

Year Ended July 31, 2010

Net Investment Income
Income
Unaffiliated interest income	$4,280,167
Unaffiliated dividend income (net of foreign withholding taxes $122,662)	4,030,070
Affiliated dividend income	26,472

8,336,709

Expenses
Management fee	2,233,243
Distribution fee—Class A	397,517
Distribution fee—Class B	620,867
Distribution fee—Class C	680,513
Distribution fee—Class M	17,171
Distribution fee—Class R	3,159
Distribution fee—Class X	11,175
Transfer agent’s fees and expenses (including affiliated expense of $291,800)	443,000
Custodian’s fees and expenses	442,000
Reports to shareholders	88,000
Registration fees	73,000
Audit fee	73,000
Legal fees and expenses	23,000
Trustees’ fees	21,000
Insurance expense	7,000
Loan interest expense (Note 7)	13
Miscellaneous	41,655

Total expenses	5,175,313

Net investment income	3,161,396

Net Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	12,698,762
Options written transactions	282,428
Foreign currency transactions	24,159
Futures transactions	832,805
Swap agreement transactions	(1,332,969)
Short sale transactions	(628,997)

11,876,188

Net change in unrealized appreciation (depreciation) on:
Investments	15,552,248
Options written	(78,173)
Foreign currencies	(349,724)
Futures	(113,852)
Swaps	1,868,896
Short Sales	92,119

16,971,514

Net gain on investments	28,847,702

Net Increase In Net Assets Resulting From Operations	$32,009,098

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31,
	2010	2009
Increase (Decrease) In Net Assets
Operations
Net investment income	$3,161,396	$5,334,770
Net realized gain (loss) on investment and foreign currency transactions	11,876,188	(67,998,649)
Net change in unrealized appreciation on investments and foreign currencies	16,971,514	6,010,544

Net increase (decrease) in net assets resulting from operations	32,009,098	(56,653,335)

Dividends and Distributions (Note 1)
Dividends from net investment income:
Class A	(2,184,004)	(3,778,143)
Class B	(630,487)	(1,106,150)
Class C	(701,868)	(1,102,990)
Class M	(19,580)	(38,576)
Class R	(7,038)	(25,700)
Class X	(20,047)	(41,468)
Class Z	(67,255)	(228,045)

	(3,630,279)	(6,321,072)

Distributions from net realized gains:
Class A	—	(1,512,131)
Class B	—	(888,910)
Class C	—	(862,718)
Class M	—	(33,532)
Class R	—	(13,156)
Class X	—	(36,981)
Class Z	—	(104,679)

	—	(3,452,107)

Capital Contributions (Note 2)
Class X	70	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	39,603,319	28,140,552
Net asset value of shares issued in reinvestment of dividends and distributions	3,492,438	9,216,280
Cost of shares reacquired	(71,590,026)	(81,439,165)

Net decrease in net assets resulting from Fund share transactions	(28,494,269)	(44,082,333)

Total decrease	(115,380)	(110,508,847)

Net Assets
Beginning of year	287,800,231	398,309,078

End of year(a)	$287,684,851	$287,800,231

(a) Includes undistributed net income of:	$2,076,492	$2,167,856

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	65

Notes to Financial Statements

Target Asset Allocation Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three portfolios: Target Moderate Allocation Fund (the “Fund”), Target Conservative Allocation Fund and Target Growth Allocation Fund. These financial statements relate only to Target Moderate Allocation Fund. The financial statements of the other portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

The Fund uses investment managers (“Subadvisors”), each managing a portion of the Fund’s assets. The following lists the Subadvisors and their respective segment during the year ended July 31, 2010.

Subadvisors	Fund Segment

Eaton Vance Management Hotchkis and Wiley Capital Management LLC NFJ Investment Group L.P.	Large-cap value stocks

LSV Asset Management Thornburg Investment Management, Inc.	International stocks

Marsico Capital Management, LLC Massachusetts Financial Services Company	Large-cap growth stocks

EARNEST Partners, LLC Vaughan Nelson Investment Management, LP	Small-cap value stocks

Pacific Investment Management Company LLC	Core fixed income bonds

Eagle Asset Management	Small-cap growth stocks

The investment objective of the Fund is to provide capital appreciation and a reasonable level of current income. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity and fixed income securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

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Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the Subadvisor(s); to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available, pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset value.

Target Asset Allocation Funds/Target Moderate Allocation Fund	67

Notes to Financial Statements

continued

Investments in open end, non exchange traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at fair value.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation

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(depreciation) on foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults or the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may by delayed or limited.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities as unrealized appreciation and depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting agreement exists between the Fund and the counterparty which permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Target Asset Allocation Funds/Target Moderate Allocation Fund	69

Notes to Financial Statements

continued

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than respectively the proceeds originally received.

Options: The Fund purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund also purchased options to gain exposure to certain securities and foreign currencies. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written.

The Fund, as writer of an option, has no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

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When a Fund writes an option on a swap contract, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, and to manage yield curve and duration. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options, and guarantees the futures and options contracts against default.

Swap Agreements: The Fund entered into credit default and interest rate swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swap agreements

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Notes to Financial Statements

continued

are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at the reporting date, if any, are listed on the Portfolio of Investments.

Interest Rate Swaps: Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund used interest rate swaps to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. A master netting agreement exists between the Fund and the counterparty which permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund purchased credit default swaps to provide a measure of protection against defaults of the issuers. The Fund used credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. The Fund took an active short position with respect to the likelihood of a particular issue’s default by selling credit default swaps. The Fund’s maximum risk of loss from

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counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. A master netting agreement exists between the Fund and the counterparty which permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively increase investment risk to its portfolio because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date are disclosed in the footnotes to the Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees,

Target Asset Allocation Funds/Target Moderate Allocation Fund	73

Notes to Financial Statements

continued

elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements. As of July 31, 2010, the Fund has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Warrants and Rights: The Fund held warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a fund enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount, on debt securities as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

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Net investment income or loss (other than distribution fees, which are charged directly to its respective class), unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends from net investment income are declared and paid annually. Distributions of net realized capital and currency gains, if any, are declared and paid annually.

Dividends and distributions to shareholders which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadvisors’ performance of all investment advisory services. Pursuant to the advisory agreements, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of 0.75% of the average daily net assets up to $500 million, 0.70% of average daily net assets for the next $500 million and 0.65% of average daily net assets in

Target Asset Allocation Funds/Target Moderate Allocation Fund	75

Notes to Financial Statements

continued

excess of $1 billion. The effective management fee rate was 0.75% for the year ended July 31, 2010.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, B, C, M, R, X and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, B, C, M, R and X shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 1%, 1%, 0.75% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively.

Management has received the maximum allowable amount of sales charges for Class X in accordance with regulatory limits. As such, any contingent deferred sales charges received by the manager are contributed back into the Fund and included in the Statement of Changes and Financial Highlights as a contribution to capital.

PIMS has advised the Fund that it has received $128,535 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2010. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs. PIMS has advised the Fund that for the year ended July 31, 2010, it has received $75,153, $4,960, $682 and $107 in contingent deferred sales charges imposed upon certain redemptions by Class B, Class C, Class M and Class X shareholders, respectively.

PIMS and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

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The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees related to the services of First Clearing, LLC (“First Clearing”) and Wells Fargo Advisors, LLC (“Wells Fargo”) affiliates of PI through December 31, 2009. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended July 31, 2010, the Fund incurred approximately $129,600 in total networking fees, of which $18,900 and $21,500 was paid to First Clearing and Wells Fargo, respectively, through December 31, 2009. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Portfolio”), a portfolio of Prudential Investment Portfolios 2. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Portfolio are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and U.S. government securities, for the year ended July 31, 2010, aggregated $321,345,851 and $367,853,551 respectively.

Transactions in options written during the year ended July 31, 2010 were as follows:

	Swap Notional Amount (000)	Premiums Received
Options outstanding at July 31, 2009	1,000	$8,750
Written swap options	97,600	380,554
Expired swap options	(30,700)	(236,502)
Closed swap options	(3,800)	(38,000)

Options outstanding at July 31, 2010	64,100	$114,802

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized loss on investment and foreign

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Notes to Financial Statements

continued

currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the tax year ended July 31, 2010, the adjustments were to increase undistributed net investment income and to increase accumulated net realized loss on investment and foreign currency transactions by $377,519 due to differences in the treatment for books and tax purposes of certain transactions involving foreign securities and currencies, reclasses on swaps and reclass of paydown losses. Net investment income, net realized gain on investments and foreign currencies and net assets were not affected by this change.

For the year ended July 31, 2010, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $3,630,279 from ordinary income. For the year ended July 31, 2009, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $6,412,066 from ordinary income and $3,361,113 from long-term capital gain.

As of July 31, 2010, the accumulated undistributed earnings on a tax basis was $1,755,271 from ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2010 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation of Investments
$277,461,451	$34,278,455	$(21,473,053)	$12,805,402	$220,179	$13,025,581

The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales, straddles and investments in passive foreign investment companies. The other cost basis adjustments are primarily attributed to appreciation (depreciation) of foreign currencies, swaps, short sales, options, futures, forward currency transactions and mark-to-market of receivables and payables.

As of July 31, 2010, the capital loss carryforward for tax purposes was approximately $53,604,000 of which $12,407,000 expires in 2017 and $41,197,000 expires in 2018. Accordingly, no capital gains distribution is expected to be paid to

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shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration dates.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2010, no provisions for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years after purchase. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

As of July 31, 2010, Prudential owns 229 shares of Class R.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

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Notes to Financial Statements

continued

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2010:
Shares sold	3,374,480	$32,868,781
Shares issued in reinvestment of dividends and distributions	222,963	2,144,902
Shares reacquired	(3,827,068)	(37,383,484)

Net increase (decrease) in shares outstanding before conversion	(229,625)	(2,369,801)
Shares issued upon conversion from Class B, Class M, and Class X	1,012,487	9,799,286

Net increase (decrease) in shares outstanding	782,862	$7,429,485

Year ended July 31, 2009:
Shares sold	2,209,250	$18,813,249
Shares issued in reinvestment of dividends and distributions	620,214	5,101,572
Shares reacquired	(3,857,546)	(32,926,136)

Net increase (decrease) in shares outstanding before conversion	(1,028,082)	(9,011,315)
Shares issued upon conversion from Class B, Class M, and Class X	1,808,268	15,485,585

Net increase (decrease) in shares outstanding	780,186	$6,474,270

Class B
Year ended July 31, 2010:
Shares sold	334,168	$3,249,325
Shares issued in reinvestment of dividends and distributions	63,206	608,038
Shares reacquired	(1,614,630)	(15,695,227)

Net increase (decrease) in shares outstanding before conversion	(1,217,256)	(11,837,864)
Shares reaquired upon conversion into Class A	(896,282)	(8,648,311)

Net increase (decrease) in shares outstanding	(2,113,538)	$(20,486,175)

Year ended July 31, 2009:
Shares sold	436,580	$3,663,752
Shares issued in reinvestment of dividends and distributions	230,757	1,897,509
Shares reacquired	(1,920,709)	(16,304,318)

Net increase (decrease) in shares outstanding before conversion	(1,253,372)	(10,743,057)
Shares reaquired upon conversion into Class A	(1,668,912)	(14,253,544)

Net increase (decrease) in shares outstanding	(2,922,284)	$(24,996,601)

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Class C	Shares	Amount
Year ended July 31, 2010:
Shares sold	317,509	$3,080,285
Shares issued in reinvestment of dividends and distributions	65,738	632,403
Shares reacquired	(1,577,767)	(15,315,107)

Net increase (decrease) in shares outstanding	(1,194,520)	$(11,602,419)

Year ended July 31, 2009:
Shares sold	465,695	$3,958,950
Shares issued in reinvestment of dividends and distributions	209,775	1,725,059
Shares reacquired	(2,525,303)	(21,248,205)

Net increase (decrease) in shares outstanding	(1,849,833)	$(15,564,196)

Class M
Year ended July 31, 2010:
Shares sold	2,076	$19,376
Shares issued in reinvestment of dividends and distributions	2,021	19,403
Shares reacquired	(38,269)	(369,549)

Net increase (decrease) in shares outstanding before conversion	(34,172)	(330,770)
Shares reaquired upon conversion into Class A	(86,494)	(842,581)

Net increase (decrease) in shares outstanding	(120,666)	$(1,173,351)

Year ended July 31, 2009:
Shares sold	13,339	$109,876
Shares issued in reinvestment of dividends and distributions	8,720	71,581
Shares reacquired	(127,416)	(1,115,264)

Net increase (decrease) in shares outstanding before conversion	(105,357)	(933,807)
Shares reaquired upon conversion into Class A	(104,621)	(852,550)

Net increase (decrease) in shares outstanding	(209,978)	$(1,786,357)

Class R
Year ended July 31, 2010:
Shares sold	4,919	$47,230
Shares issued in reinvestment of dividends and distributions	732	7,038
Shares reacquired	(31,820)	(310,493)

Net increase (decrease) in shares outstanding	(26,169)	$(256,225)

Year ended July 31, 2009:
Shares sold	24,835	$220,580
Shares issued in reinvestment of dividends and distributions	4,727	38,856
Shares reacquired	(126,461)	(1,089,445)

Net increase (decrease) in shares outstanding	(96,899)	$(830,009)

Target Asset Allocation Funds/Target Moderate Allocation Fund	81

Notes to Financial Statements

continued

Class X	Shares	Amount
Year ended July 31, 2010:
Shares sold	12,342	$119,140
Shares issued in reinvestment of dividends and distributions	2,084	20,047
Shares reacquired	(86,753)	(842,026)

Net increase (decrease) in shares outstanding	(72,327)	$(702,839)
Shares reaquired upon conversion into Class A	(32,214)	(308,394)

Net increase (decrease) in shares outstanding	(104,541)	$(1,011,233)

Year ended July 31, 2009:
Shares sold	9,689	$81,214
Shares issued in reinvestment of dividends and distributions	9,531	78,357
Shares reacquired	(129,946)	(1,019,277)

Net increase (decrease) in shares outstanding	(110,726)	$(859,706)
Shares reaquired upon conversion into Class A	(43,435)	(379,491)

Net increase (decrease) in shares outstanding	(154,161)	$(1,239,197)

Class Z
Year ended July 31, 2010:
Shares sold	22,533	$219,182
Shares issued in reinvestment of dividends and distributions	6,300	60,607
Shares reacquired	(173,279)	(1,674,140)

Net increase (decrease) in shares outstanding	(144,446)	$(1,394,351)

Year ended July 31, 2009:
Shares sold	153,931	$1,292,931
Shares issued in reinvestment of dividends and distributions	36,872	303,346
Shares reacquired	(919,837)	(7,736,520)

Net increase (decrease) in shares outstanding	(729,034)	$(6,140,243)

Note 7. Borrowings

The Trust, along with other affiliated registered investment companies (the “Companies”), are a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009, the Companies renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Companies pay a commitment fee of 0.15% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 20, 2010. For the period from October 24, 2008 through

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October 21, 2009, the Companies paid a commitment fee of 0.13% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Fund utilized the SCA during the year ended July 31, 2010. The Fund had an outstanding balance of $344,000 for one day at an interest rate of 1.37%.

Note 8. New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Target Asset Allocation Funds/Target Moderate Allocation Fund	83

Financial Highlights

Class A Shares
	Year Ended July 31,
Per Share Operating Performance:	2010(b)	2009(b)	2008(b)	2007(b)	2006(b)
Net Asset Value, Beginning Of Year	$8.97	$10.72	$12.75	$11.92	$12.56
Income (loss) from investment operations:
Net investment income	.14	.19	.25	.22	.20
Net realized and unrealized gain (loss) on investment transactions	.90	(1.59)	(1.05)	1.31	.45
Total from investment operations	1.04	(1.40)	(.80)	1.53	.65
Less Dividends and Distributions:
Dividends from net investment income	(.13)	(.25)	(.24)	(.22)	(.22)
Distributions from net realized gains	-	(.10)	(.99)	(.48)	(1.07)
Total dividends and distributions	(.13)	(.35)	(1.23)	(.70)	(1.29)
Net asset value, end of year	$9.88	$8.97	$10.72	$12.75	$11.92
Total Return(a)	11.67%	(12.78)%	(7.02)%	13.03%	5.53%

Ratios/Supplemental Data:
Net assets, end of year (000)	$164,925	$142,715	$162,212	$165,073	$135,384
Average net assets (000)	$159,007	$131,169	$169,156	$154,791	$118,651
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.41%	1.48% (e)	1.39%	1.18%	1.33%
Expenses, excluding distribution and service (12b-1) fees	1.16%	1.23% (e)	1.14%	.93%	1.08%
Net investment income	1.39%	2.18%	2.05%	1.72%	1.67%
Portfolio turnover rate	140%	249%	213%	195%	324%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon average shares outstanding during the year.

(c) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to 0.25% of the average daily net assets of the Class A shares.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Includes interest expense of 0.03%.

See Notes to Financial Statements.

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Class B Shares
	Year Ended July 31,
Per Share Operating Performance:	2010(b)	2009(b)	2008(b)	2007(b)	2006(b)
Net Asset Value, Beginning Of Year	$8.97	$10.66	$12.70	$11.87	$12.52
Income (loss) from investment operations:
Net investment income	.06	.13	.16	.12	.11
Net realized and unrealized gain (loss) on investment transactions	.91	(1.58)	(1.04)	1.32	.44
Total from investment operations	.97	(1.45)	(.88)	1.44	.55
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.14)	(.17)	(.13)	(.13)
Distributions from net realized gains	-	(.10)	(.99)	(.48)	(1.07)
Total dividends and distributions	(.10)	(.24)	(1.16)	(.61)	(1.20)
Net asset value, end of year	$9.84	$8.97	$10.66	$12.70	$11.87
Total Return(a)	10.82%	(13.43)%	(7.72)%	12.27%	4.65%

Ratios/Supplemental Data:
Net assets, end of year (000)	$52,726	$67,013	$110,784	$156,676	$171,286
Average net assets (000)	$62,087	$76,425	$139,512	$167,764	$187,321
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.16%	2.23% (d)	2.14%	1.93%	2.08%
Expenses, excluding distribution and service (12b-1) fees	1.16%	1.23% (d)	1.14%	.93%	1.08%
Net investment income	.65%	1.46%	1.30%	.97%	.92%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of 0.03%.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	85

Financial Highlights

continued

Class C Shares
	Year Ended July 31,
Per Share Operating Performance:	2010(b)	2009(b)	2008(b)	2007(b)	2006(b)
Net Asset Value, Beginning Of Year	$8.97	$10.66	$12.70	$11.87	$12.52
Income (loss) from investment operations:
Net investment income	.06	.12	.16	.12	.11
Net realized and unrealized gain (loss) on investment transactions	.91	(1.57)	(1.04)	1.32	.44
Total from investment operations	.97	(1.45)	(.88)	1.44	.55
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.14)	(.17)	(.13)	(.13)
Distributions from net realized gains	-	(.10)	(.99)	(.48)	(1.07)
Total dividends and distributions	(.10)	(.24)	(1.16)	(.61)	(1.20)
Net asset value, end of year	$9.84	$8.97	$10.66	$12.70	$11.87
Total Return(a)	10.82%	(13.43)%	(7.72)%	12.27%	4.65%

Ratios/Supplemental Data:
Net assets, end of year (000)	$63,077	$68,208	$100,797	$128,243	$123,378
Average net assets (000)	$68,051	$72,815	$119,437	$129,699	$121,100
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.16%	2.23% (d)	2.14%	1.93%	2.08%
Expenses, excluding distribution and service (12b-1) fees	1.16%	1.23% (d)	1.14%	.93%	1.08%
Net investment income	.64%	1.45%	1.30%	.97%	.92%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of 0.03%.

See Notes to Financial Statements.

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Class M Shares
	Year Ended July 31,
Per Share Operating Performance:	2010(b)	2009(b)	2008(b)	2007(b)	2006(b)
Net Asset Value, Beginning Of Year	$8.95	$10.64	$12.66	$11.85	$12.49
Income (loss) from investment operations:
Net investment income	.06	.13	.16	.12	.11
Net realized and unrealized gain (loss) on investment transactions	.90	(1.58)	(1.02)	1.30	.45
Total from investment operations	.96	(1.45)	(.86)	1.42	.56
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.14)	(.17)	(.13)	(.13)
Distributions from net realized gains	-	(.10)	(.99)	(.48)	(1.07)
Total dividends and distributions	(.10)	(.24)	(1.16)	(.61)	(1.20)
Net asset value, end of year	$9.81	$8.95	$10.64	$12.66	$11.85
Total Return(a)	10.74%	(13.46)%	(7.58)%	12.21%	4.74%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,100	$2,083	$4,709	$8,277	$6,272
Average net assets (000)	$1,717	$2,764	$6,746	$8,529	$5,622
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.16%	2.23% (d)	2.14%	1.93%	2.08%
Expenses, excluding distribution and service (12b-1) fees	1.16%	1.23% (d)	1.14%	.93%	1.08%
Net investment income	.64%	1.47%	1.29%	.96%	.93%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of 0.03%.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	87

Financial Highlights

continued

Class R Shares
	Year Ended July 31,
Per Share Operating Performance:	2010(b)	2009(b)	2008(b)	2007(b)	2006(b)
Net Asset Value, Beginning Of Year	$8.97	$10.73	$12.76	$11.93	$12.56
Income (loss) from investment operations:
Net investment income	.11	.17	.22	.18	.18
Net realized and unrealized gain (loss) on investment transactions	.91	(1.60)	(1.05)	1.32	.46
Total from investment operations	1.02	(1.43)	(.83)	1.50	.64
Less Dividends and Distributions:
Dividends from net investment income	(.12)	(.23)	(.21)	(.19)	(.20)
Distributions from net realized gains	-	(.10)	(.99)	(.48)	(1.07)
Total dividends and distributions	(.12)	(.33)	(1.20)	(.67)	(1.27)
Net asset value, end of year	$9.87	$8.97	$10.73	$12.76	$11.93
Total Return(a)	11.43%	(13.03)%	(7.25)%	12.75%	5.35%

Ratios/Supplemental Data:
Net assets, end of year (000)	$578	$761	$1,950	$3,995	$3,438
Average net assets (000)	$632	$1,024	$3,358	$3,679	$2,872
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.66%	1.73% (e)	1.64%	1.43%	1.58%
Expenses, excluding distribution and service (12b-1) fees	1.16%	1.23% (e)	1.14%	.93%	1.08%
Net investment income	1.15%	1.97%	1.78%	1.46%	1.42%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon average shares outstanding during the year.

(c) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to 0.50% of the average daily net assets of the Class R shares.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Includes interest expense of 0.03%.

See Notes to Financial Statements.

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Class X Shares
	Year Ended July 31,
Per Share Operating Performance:	2010(b)	2009(b)	2008(b)	2007(b)	2006(b)
Net Asset Value, Beginning Of Year	$8.97	$10.66	$12.69	$11.87	$12.52
Income (loss) from investment operations:
Net investment income	.10	.13	.16	.12	.12
Net realized and unrealized gain (loss) on investment transactions	.91	(1.58)	(1.03)	1.31	.43
Total from investment operations	1.01	(1.45)	(.87)	1.43	.55
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.14)	(.17)	(.13)	(.13)
Distributions from net realized gains	-	(.10)	(.99)	(.48)	(1.07)
Total dividends and distributions	(.10)	(.24)	(1.16)	(.61)	(1.20)
Capital Contributions	- (e)	-	-	-	-
Net asset value, end of year	$9.88	$8.97	$10.66	$12.69	$11.87
Total Return(a)	11.28%	(13.43)%	(7.64)%	12.19%	4.65%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,430	$2,235	$4,299	$5,617	$4,773
Average net assets (000)	$1,847	$2,858	$5,199	$5,644	$3,571
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.77%	2.21% (d)	2.08%	1.93%	2.08%
Expenses, excluding distribution and service (12b-1) fees	1.16%	1.23% (d)	1.14%	.93%	1.08%
Net investment income	1.04%	1.48%	1.35%	.96%	.96%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of 0.03%.

(e) Less than $0.005.

Target Asset Allocation Funds/Target Moderate Allocation Fund	89

Financial Highlights

continued

Class Z Shares
	Year Ended July 31,
Per Share Operating Performance:	2010(b)	2009(b)	2008(b)	2007(b)	2006(b)
Net Asset Value, Beginning Of Year	$8.98	$10.74	$12.77	$11.94	$12.58
Income (loss) from investment operations:
Net investment income	.16	.21	.28	.25	.24
Net realized and unrealized gain (loss) on investment transactions	.90	(1.60)	(1.05)	1.31	.44
Total from investment operations	1.06	(1.39)	(.77)	1.56	.68
Less Dividends and Distributions:
Dividends from net investment income	(.14)	(.27)	(.27)	(.25)	(.25)
Distributions from net realized gains	-	(.10)	(.99)	(.48)	(1.07)
Total dividends and distributions	(.14)	(.37)	(1.26)	(.73)	(1.32)
Net asset value, end of year	$9.90	$8.98	$10.74	$12.77	$11.94
Total Return(a)	11.90%	(12.55)%	(6.78)%	13.30%	5.78%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,848	$4,786	$13,558	$14,902	$13,388
Average net assets (000)	$4,425	$8,208	$14,407	$14,168	$12,022
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.16%	1.23% (d)	1.14%	.93%	1.08%
Expenses, excluding distribution and service (12b-1) fees	1.16%	1.23% (d)	1.14%	.93%	1.08%
Net investment income	1.64%	2.47%	2.30%	1.97%	1.93%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of 0.03%.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Target Asset Allocation Funds—Target Moderate Allocation Fund:

We have audited the accompanying statement of assets and liabilities of the Target Moderate Allocation Fund (hereafter referred to as the “Fund”), a portfolio of the Target Asset Allocation Funds, including the portfolio of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2010, and the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 21, 2010

Target Asset Allocation Funds/Target Moderate Allocation Fund	91

Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”) to advise you within 60 days of the Fund’s fiscal year end (July 31, 2010) as to the federal income tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that during its fiscal year ended July 31, 2010, the Fund paid ordinary income dividends of $0.13 per share for Class A, $0.10 per share for Classes B, C, M and X, $0.12 per share for Class R, and $0.14 for Class Z, which are taxable as such.

For the year ended July 31, 2010, the Fund designates the maximum amount allowable but not less than the following percentages of ordinary income distributions paid as: 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (QDI); 2) eligible for the corporate dividend received deduction in accordance with Section 854 of the Internal Revenue Code (DRD); and 3) interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code (IRD):

	QDI	DRD	IRD
Moderate Allocation Fund	76.73%	57.51%	74.03%

In January 2011, you will be advised on IRS Form 1099-DIV or substituted 1099-DIV as to the federal tax status of dividends and distributions received by you in calendar year 2010.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 9.31% of the ordinary income dividends paid qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

92	Visit our website at www.prudential.com

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (58) Board Member Portfolios Overseen: 55

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (58) Board Member Portfolios Overseen: 55

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989- February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006), CitiStreet Funds, Inc. (mutual funds) (May 1993-February 2005), AM-CH, Inc. (restaurant holding company) (November 2004-February 2005).

Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 55

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.

Target Asset Allocation Funds/Target Moderate Allocation Fund

Douglas H. McCorkindale (71) Board Member Portfolios Overseen: 55

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (68) Board Member Portfolios Overseen: 55	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (67) Board Member Portfolios Overseen: 55

Retired Mutual Fund Senior Executive (42 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 55	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (67) Board Member Portfolios Overseen: 55

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

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Interested Board Members (1)
Judy A. Rice (62) Board Member & President Portfolios Overseen: 55

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (37) Board Member & Vice President Portfolios Overseen: 55

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)	The year that each Board Member joined the Funds’ Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 1998; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Judy A. Rice, Board Member and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Target Asset Allocation Funds/Target Moderate Allocation Fund

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (57) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (52) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (52) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (47) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Noreen M. Fierro (46) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1)	The year that each individual became an Officer of the Funds is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Target Asset Allocation Funds/Target Moderate Allocation Fund

Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of the Target Moderate Allocation Fund (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Target Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with various subadvisers. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 21-23, 2010 and approved the renewal of the agreements through July 31, 2011, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and each subadviser. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and 10-year periods ending December 31, 2009, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadvisers, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees,

[1]	Target Moderate Allocation Fund is one of three series which, together, comprise the Target Asset Allocation Funds.

Target Asset Allocation Funds/Target Moderate Allocation Fund

Approval of Advisory Agreements (continued)

and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 21-23, 2010.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement with Target Asset Allocation Funds, and between PI and each subadviser,2 each of which serve as subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements and to approve the new subadvisory agreement are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and each subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by each subadviser, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisers, as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

[2]

The Fund’s subadvisers are: Marsico Capital Management LLC, Massachusetts Financial Services Company, Hotchkis and Wiley Capital Management LLC, Eagle Asset Management, Eaton Vance Management, NFJ Investment Group LP, EARNEST Partners LLC, Vaughan Nelson Investment Management, LSV Asset Management, Thornburg Investment Management Inc. and Pacific Investment Management Company LLC.

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The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and each subadviser, and also reviewed the qualifications, backgrounds and responsibilities of the subadvisers’ portfolio managers who are responsible for the day-to-day management of the Fund. The Board was provided with information pertaining to PI’s and each subadviser’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadviser. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and each subadviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each subadviser, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and each subadviser under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Mixed-Asset Target Allocation Growth Funds Performance Universe) was in the second quartile for the three-, five-, and 10-year periods, and in the third quartile for the one-year period. The Board also noted that the Fund outperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s third quartile, and that total expenses ranked in the Expense Group’s fourth quartile. The Board considered PI’s explanation that the Fund’s fourth quartile total expense ranking was largely due to the custodial fees incurred by the Fund, which were attributable to the “sleeve” nature of the Fund.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative

Target Asset Allocation Funds/Target Moderate Allocation Fund

Approval of Advisory Agreements (continued)

information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board noted that none of the subadvisers was affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and the Subadvisers

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by the subadvisers included the ability to use soft dollar credits, brokerage commissions received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudential.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Eagle Asset Management, Inc.	880 Carillon Parkway St. Petersburg, FL 33716

	EARNEST Partners, LLC	1180 Peachtree Street Suite 2300 Atlanta, GA 30309

	Eaton Vance Management	Two International Place Boston, MA 02110

	Hotchkis and Wiley Capital Management	725 South Figueroa Street Suite 3900 Los Angeles, CA 90017

	LSV Asset Management	155 North Wacker Drive Suite 4600 Chicago, IL 60606

	Marsico Capital Management, LLC	1200 17th Street Suite 1600 Denver, CO 80202

	Massachusetts Financial Services Company	500 Boylston Street Boston, MA 02116

	NFJ Investment Group L.P.	2100 Ross Avenue Dallas, TX 75201

	Pacific Investment Management Company LLC	840 Newport Center Drive Newport Beach, CA 92660

	Thornburg Investment Management, Inc.	2300 North Ridgetop Road Santa Fe, NM 87506

	Vaughan Nelson Investment Management, L.P.	600 Travis Street Suite 6300 Houston, TX 77002

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	301 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudential.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudential.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Target Asset Allocation Funds, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Target Moderate Allocation Fund
Share Class	A	B	C	M	R	X	Z
NASDAQ	PAMGX	DMGBX	PIMGX	N/A	SPMRX	N/A	PDMZX
CUSIP	87612A807	87612A880	87612A872	87612A849	87612A864	87612A831	87612A856

MFSP504E3    0186760-00001-00

JULY 31, 2010	ANNUAL REPORT

Target Growth Allocation Fund

Objective Seeks long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Target Funds, Prudential Investments, Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

To enroll in e-delivery, go to www.prudential.com/edelivery/mutualfunds

September 15, 2010

Dear Shareholder:

On the following pages, you’ll find your annual report for the Target Growth Allocation Fund.

Target Asset Allocation Funds are managed by institutional-quality asset managers selected, matched, and monitored by a research team from Prudential Investments LLC. Portions of the Funds’ assets are assigned to carefully chosen asset managers, with the allocations actively managed on the basis of our projections for the financial markets and the managers’ individual strengths.

We believe our Target Growth Allocation Fund will help you to achieve broad, actively managed diversification at a targeted risk/return balance with a single investment purchase. We appreciate your continued confidence in us. Keep in mind that diversification and asset allocation do not assure a profit or protect against a loss in a declining market.

Sincerely,

Judy A. Rice, President

Target Asset Allocation Funds

Target Asset Allocation Funds/Target Growth Allocation Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.62%; Class B, 2.32%; Class C, 2.32%; Class M, 2.32%; Class R, 2.07%; Class X, 2.32%; Class Z, 1.32%. Net operating expenses apply to: Class A, 1.57%; Class B, 2.32%; Class C, 2.32%; Class M, 2.32%; Class R, 1.82%; Class X, 1.57%; Class Z, 1.32%, after contractual reduction through 11/30/2011 for Class A and Class R shares.

Cumulative Total Returns (Without Sales Charges) as of 7/31/10
	One Year	Five Years	Ten Years	Since Inception
Class A	11.69%	–5.42%	6.52%	—
Class B	10.80	–8.97	–1.23	—
Class C	10.80	–8.97	–1.23	—
Class M	10.77	–8.80	N/A	5.28% (10/04/04)
Class R	11.40	–6.56	N/A	8.29 (10/04/04)
Class X	11.71	–7.87	N/A	6.45 (10/04/04)
Class Z	11.98	–4.24	9.25	—
Customized Blend	13.14	2.65	3.03	—
S&P 500 Index	13.84	–0.85	–7.35	—
Lipper Large-Cap Core Funds Average	11.36	–1.90	–0.36	—

Average Annual Total Returns (With Sales Charges) as of 6/30/10
	One Year	Five Years	Ten Years	Since Inception
Class A	5.64%	–2.81%	–0.63%	—
Class B	5.94	–2.60	–0.81	—
Class C	9.94	–2.44	–0.81	—
Class M	4.92	–2.71	N/A	–0.61% (10/04/04)
Class R	11.48	–1.93	N/A	0.14 (10/04/04)
Class X	5.89	–2.68	N/A	–0.43 (10/04/04)
Class Z	12.11	–1.47	0.18	—
Customized Blend	13.77	–0.15	–0.65	—
S&P 500 Index	14.43	–0.79	–1.59	—
Lipper Large-Cap Core Funds Average	12.10	–1.10	–1.19	—

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Average Annual Total Returns (With Sales Charges) as of 7/31/10
	One Year	Five Years	Ten Years	Since Inception
Class A	5.55%	–2.22%	0.07%	—
Class B	5.80	–2.01	–0.12	—
Class C	9.80	–1.86	–0.12	—
Class M	4.77	–2.13	N/A	0.62% (10/04/04)
Class R	11.40	–1.35	N/A	1.38 (10/04/04)
Class X	5.71	–2.08	N/A	0.81 (10/04/04)
Class Z	11.98	–0.86	0.89	—

Average Annual Total Returns (Without Sales Charges) as of 7/31/10
	One Year	Five Years	Ten Years	Since Inception
Class A	11.69%	–1.11%	0.63%	—
Class B	10.80	–1.86	–0.12	—
Class C	10.80	–1.86	–0.12	—
Class M	10.77	–1.83	N/A	0.89% (10/04/04)
Class R	11.40	–1.35	N/A	1.38 (10/04/04)
Class X	11.71	–1.62	N/A	1.08 (10/04/04)
Class Z	11.98	–0.86	0.89	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Target Growth Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and a Customized Benchmark for the Target Growth Allocation Fund (Customized Blend) by portraying the initial account values at the beginning of the 10-year period for Class A shares (July 31, 2000) and the account values at the end of the

Target Asset Allocation Funds/Target Growth Allocation Fund	3

Your Fund’s Performance (continued)

current fiscal year (July 31, 2010) as measured on a quarterly basis. The S&P 500 Index and the Customized Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class M, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2010, the returns shown in the graph and for Class A shares in the tables would have been lower.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and to 1% in the seventh year, and a 12b-1 fee of 1% annually. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and to 1% in the eighth year, and a 12b-1 fee of 1% annually. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years after purchase. Class R and Z shares are not subject to a sales charge. Class Z shares are not subject to a 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Customized Blend

The Customized Benchmark for Target Growth Allocation Fund (Customized Blend) is a model portfolio consisting of the Russell 3000® Index (80%) and the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index) (20%). Each component of the Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE ND Index is an unmanaged weighted index that reflects stock price movements in Europe, Australasia, and the Far

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East. It gives a broad look at how foreign stock prices have performed. The Fund utilizes the net dividends (ND) version of the MSCI EAFE Index. The net dividends and gross dividends versions of the MSCI EAFE Index differ in that the net dividends version does not reflect the impact of the maximum withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in an index. Customized Blend Closest Month-End to Inception cumulative total return as of 7/31/10 is 18.30% for Classes M, R, and X. Customized Blend Closest Month-End to Inception average annual total return as of 6/30/10 is 1.69% for Classes M, R, and X.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives an indication of how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total return as of 7/31/10 is 11.42% for Classes M, R, and X. S&P 500 Index Closest Month-End to Inception average annual total return as of 6/30/10 is 0.71% for Classes M, R, and X.

Lipper Large-Cap Core Funds Average

The Lipper Large-Cap Core Funds Average (Lipper Average) represents funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. Lipper Average Closest Month-End to Inception cumulative total return as of 7/31/10 is 10.58% for Classes M, R, and X. Lipper Average Closest Month-End to Inception average annual total return as of 6/30/10 is 0.49% for Classes M, R, and X.

Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

Russell 1000 Value Index

The Russell 1000 Value Index is an unmanaged index which measures the performance of the large-cap value segment of the U.S equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

Investors cannot invest directly in an index or average. The returns for the S&P 500 Index and the Customized Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P 500 Index, Customized Blend, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Target Asset Allocation Funds/Target Growth Allocation Fund	5

Your Fund’s Performance (continued)

Source: Lipper Inc.

The chart above shows the total returns for 12 months ended July 31, 2010, of various securities indexes that are generally considered representative of broad market sectors. It does not reflect a mutual fund’s expenses. The

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performance cited does not represent the performance of the Target Growth Allocation Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index) is an unmanaged weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed. The Fund utilizes the net dividends (ND) version of the MSCI EAFE Index. The net dividends and gross dividends versions of the MSCI EAFE Index differ in that net dividends returns reflect the impact of the maximum withholding taxes on reinvested dividends, while the gross dividends version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

Target Asset Allocation Funds/Target Growth Allocation Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Target Growth Allocation Fund’s Class A shares gained 11.69% for the year ended July 31, 2010, underperforming the 13.14% gain of the Customized Blend, a model portfolio described on page 4 that includes the Russell 3000 Index (80%) and the MSCI EAFE ND Index (20%). The Fund’s Class A shares outperformed the Lipper Large-Cap Core Funds Average, which gained 11.36% for the reporting period.

How did the U.S. stock market perform?

The U.S. stock market returned 14.82% for the reporting period as tracked by the Russell 3000 Index, but the road higher was not smooth. When the reporting period began on August 1, 2009, business activity in the United States appeared to be leveling out after the economy had contracted for four consecutive calendar quarters during the “Great Recession.” The economy got back on track, then picked up steam in late 2009, aided by a tax cut for first-time home buyers, a program that allowed consumers to trade in their old cars for a credit toward the purchase of a new auto, and other measures employed by the U.S. government or the Federal Reserve. Their efforts, along with the fiscal and monetary stimulus packages of other nations, helped initiate a global recovery led by economically developing nations.

Improving economic conditions helped the U.S. stock market post gains for August, September, November, and December of 2009, but equity market performance turned more volatile during the remainder of the reporting period. For example, the stock market scored gains for February, March, and April of 2010, reflecting upbeat data such as increased consumer spending and improved corporate earnings, albeit amid signs that growth had already begun to slow. In May, however, the equity market suffered a significant setback.

The U.S. stock market plunged in a computer-driven “flash crash” on May 6, then staged a partial rebound to close the day moderately lower. Stock prices slid further as a European sovereign-debt crisis, which had begun late in 2009, worsened in May. In addition to fear that Greece was on the verge of bankruptcy, there was concern about the economic health of other euro zone members such as Portugal and Spain. The market initially had a positive reaction to news of a nearly $1 trillion bailout package from the European Union and the International Monetary Fund, but the stock market resumed its trek lower as the month continued.

June was another down month. Signs of slower growth in China, anemic private-sector hiring in the United States, and other developments stoked fears that the global economic recovery might founder. Nevertheless, the U.S. stock market ended July,

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the final month of the reporting period, with a sharp gain. Once again, positive corporate earnings reports, upbeat U.S. home sales data, and other bullish news took center stage.

For the reporting period, all sectors of the Russell 3000 Index finished in the black. Eight posted double-digit gains. Industrials led followed by consumer discretionary, materials, financials, information technology, consumer staples, utilities, and telecommunications services. The energy and healthcare sectors scored single-digit gains for the 12-month period.

How did international equity markets perform?

International equity markets gained 6.26% for the reporting period overall, according to the MSCI EAFE ND Index as expressed in U.S. dollar terms. Here, too, gains in four of the first five months were followed by more volatile performance for the remainder of the reporting period. May, again, was the toughest month, as the European sovereign-debt crisis went from bad to worse. Its impact on the performance of the various equity markets was evident, with the largest losses for the reporting period suffered by Portugal, Ireland, Italy, Greece, and Spain. The largest gains were posted by the markets of nations such as Singapore, Denmark, and Sweden, none of which uses the euro.

How is the Fund managed?

Prudential Investments LLC has contracted with several highly regarded asset managers, each of which runs a portion of the Fund focusing on a particular type and style of investing. Prudential Investments monitors the performance of each asset manager and allocates the assets of the Fund among them. It believes its asset allocation strategy and multi-manager approach will enhance the Fund’s performance and reduce volatility relative to the price movements of a single type of investment.

How did asset allocation affect performance?

Overall, asset allocation had a moderately negative impact on the relative performance of the Fund. The Fund had an overweight to cash for both defensive purposes and liquidity. This was a drag on its relative performance as cash in the low interest-rate environment underperformed the Russell 3000 Index and the MSCI EAFE ND Index by a large margin.

The Fund’s overweight exposure to growth stocks versus value stocks had a positive impact on its performance, while its dynamic weighting of U.S. stocks and international shares subtracted from its performance. For the first five months, the Fund was overweight in international stocks and underweight in U.S. stocks, but it

Target Asset Allocation Funds/Target Growth Allocation Fund	9

Strategy and Performance Overview (continued)

moved to an underweight in international stocks and an overweight in U.S. stocks later in the reporting period. This strategy hurt the Fund’s performance, particularly in June 2010.

Which asset management decisions contributed most to performance?

Manager selection overall had a neutral impact on the relative performance of the Fund, neither adding significantly nor subtracting significantly. The largest positive contributor to the Fund was its Hotchkis and Wiley Capital Management Large Cap Value portion, which benefited from favorable security selection in the financials, industrials, energy, and telecommunications sectors. Another positive was the Hotchkis and Wiley Large Cap Value portion’s overweight exposure to the technology sector compared to the Russell 1000 Value Index, as technology was among the better performing sectors of that index.

The Fund also benefited from its allocation to the Large Cap Growth strategy managed by Marsico Capital Management. The Marsico portion moderately outperformed, driven by stock selection within the technology and financials sectors. Specifically, positions in Baidu (the equivalent in China to Yahoo or Google) and Apple within technology, and McDonalds within consumer services, made the largest individual contributions to performance.

Which asset management decisions subtracted most from performance?

The largest detractors from the Fund’s relative performance were its allocation to strategies managed by MFS Investment Management (Large Cap Growth) and Eaton Vance Management (Large Cap Value). Security selection in financial services shares hurt the MFS portion’s performance versus its internal benchmark, the Russell 1000 Growth Index. Specifically, the timing of investments in shares of poorly performing asset management firm Affiliated Managers Group and investment banking firm Goldman Sachs held back relative performance. Exposure to global financial services company JPMorgan Chase, which lagged the benchmark over the reporting period, also detracted from performance.

Another negative for the MFS Large Cap Growth portion was its stock selection in the healthcare sector. The timing of its exposure to life sciences supply company Thermo Fisher Scientific was a top detractor from its results relative to the Russell 1000 Growth Index, as was exposure to the poorly performing generic drug manufacturer Teva Pharmaceutical Industries and the cardiovascular medical device maker St. Jude Medical.

The MFS Large Cap Growth portion’s relative performance was also held back by exposure to stocks in other sectors, including its overweight positions in slot machine manufacturer International Game Technology and publishing software company

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Adobe Systems. The timing of its exposure to shares of weak-performing drug store operator Walgreens was another detractor from relative performance.

The MFS Large Cap Growth portion held cash that it used to purchase new positions and to meet its liquidity needs. However, holding cash as the stock market rallied hurt its performance because stocks outperformed cash.

During the reporting period, the Eaton Vance Large Cap Value portion had a higher exposure than the Russell 1000 Value Index to stocks with larger market capitalizations. This hurt relative performance because small- and mid-cap stocks consistently outperformed large-cap stocks for most of the reporting period. Another strategy that detracted from its returns was its larger exposure to momentum stocks. These are generally shares that recently performed well mainly in terms of near-term stock price behavior but also in terms of their historical excess return versus their peers and/or the Russell 1000 Value Index.

Compared to the Russell 1000 Value Index, the Eaton Vance Large Cap Value portion had an underweight exposure to yield, which is the anticipated annual dividends a company will pay shareholders divided by the market price of a company. It also had an underweight exposure to value, defined as the book value of a company’s common stock divided by its market capitalization. Both strategies hurt the relative performance of the Eaton Vance portion because value investing (as measured by value indexes) outperformed the growth style of investing across small-, mid-, and large-cap markets for the reporting period.

Target Asset Allocation Funds/Target Growth Allocation Fund	11

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2010, at the beginning of the period, and held through the six-month period ended July 31, 2010. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments Funds, including the Target Asset Allocation Funds, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Target Growth Allocation Fund		Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,028.50	1.61%	$8.10
	Hypothetical	$1,000.00	$1,016.81	1.61%	$8.05

Class B	Actual	$1,000.00	$1,025.10	2.36%	$11.85
	Hypothetical	$1,000.00	$1,013.09	2.36%	$11.78

Class C	Actual	$1,000.00	$1,023.90	2.36%	$11.84
	Hypothetical	$1,000.00	$1,013.09	2.36%	$11.78

Class M	Actual	$1,000.00	$1,023.80	2.36%	$11.84
	Hypothetical	$1,000.00	$1,013.09	2.36%	$11.78

Class R	Actual	$1,000.00	$1,027.70	1.86%	$9.35
	Hypothetical	$1,000.00	$1,015.57	1.86%	$9.30

Class X	Actual	$1,000.00	$1,029.50	1.61%	$8.10
	Hypothetical	$1,000.00	$1,016.81	1.61%	$8.05

Class Z	Actual	$1,000.00	$1,029.90	1.36%	$6.84
	Hypothetical	$1,000.00	$1,018.05	1.36%	$6.80
* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2010, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2010 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Target Asset Allocation Funds/Target Growth Allocation Fund	13

Portfolio of Investments

as of July 31, 2010

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 95.9%
COMMON STOCKS 95.8%

Aerospace & Defense 3.3%
1,600	AAR Corp.*	$26,880
28,800	BAE Systems PLC (United Kingdom)	141,178
5,897	Boeing Co. (The)	401,822
1,700	Elbit Systems Ltd. (Israel)	94,411
12,910	Embraer-Empresa Brasileira de Aeronautica SA, ADR (Brazil)	340,437
6,200	Finmeccanica SpA (Italy)	68,111
22,930	General Dynamics Corp.	1,404,462
3,620	Goodrich Corp.	263,789
5,250	Hexcel Corp.*	98,123
6,140	Honeywell International, Inc.	263,160
6,500	Lockheed Martin Corp.	488,475
13,600	Meggitt PLC (United Kingdom)	63,850
1,225	Moog, Inc. (Class A Stock)*	43,867
12,700	Northrop Grumman Corp.	744,728
1,600	Safran SA (France)	43,181
900	Teledyne Technologies, Inc.*	36,927
1,800	Thales SA (France)	60,741
500	TransDigm Group, Inc.	27,085
871	Triumph Group, Inc.	66,109
16,883	United Technologies Corp.	1,200,381

		5,877,717

Air Freight & Logistics 0.4%
8,592	FedEx Corp.	709,270

Airlines 0.1%
119,300	Air New Zealand Ltd. (New Zealand)	96,093

Apparel & Textile 0.1%
1,275	Wolverine World Wide, Inc.	36,452
27,000	Yue Yuen Industrial Holdings Ltd. (Bermuda)	87,596

		124,048

Auto Components 0.1%
5,400	Johnson Controls, Inc.	155,574

Auto Parts & Equipment 0.2%
7,717	American Axle & Manufacturing Holdings, Inc.*	71,845
5,294	ArvinMeritor, Inc.*	86,875

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	15

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Auto Parts & Equipment (cont’d.)
4,400	Keihin Corp. (Japan)	$79,602
2,719	WABCO Holdings, Inc.*	105,171

		343,493

Auto Related
1,550	Tenneco, Inc.*	42,780

Automobile Manufacturers 0.5%
1,600	Hyundai Motor Co. (South Korea)	201,509
12,000	Nissan Shatai Co. Ltd. (Japan)	85,283
1,451	Tesla Motors, Inc.*	28,933
6,900	Toyota Motor Corp. (Japan)	243,590
3,256	Volkswagen AG (PRFC Shares)(Germany)	345,003

		904,318

Automobiles 0.1%
7,900	Harley-Davidson, Inc.	215,117

Automotive Parts 0.1%
200	Georg Fischer AG (Switzerland)	78,909
17,500	Yokohama Rubber Co. Ltd. (The)(Japan)	93,582

		172,491

Banks 1.1%
7,100	Banco Espanol de Credito SA (Spain)	72,261
1,409	FirstMerit Corp.	27,771
27,000	Fukuoka Financial Group, Inc. (Japan)	112,506
15,600	Itau Unibanco Holding SA, (PRFC Shares) ADR (Brazil)	349,284
4,166	Julius Baer Group Ltd. (Switzerland)	145,772
54,400	Mitsubishi UFJ Financial Group, Inc. (Japan)	270,127
51,000	Nishi-Nippon City Bank Ltd. (The)(Japan)	148,759
3,939	Northern Trust Corp.	185,094
12,987	Standard Chartered PLC (United Kingdom)	375,371
28,300	Turkiye Garanti Bankasi AS (Turkey)	146,457
564	UMB Financial Corp.	21,218
1,200	United Bankshares, Inc.	30,636

		1,885,256

Beverages 1.2%
9,810	Coca-Cola Co. (The)	540,629
3,390	Dr. Pepper Snapple Group, Inc.	127,294

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Beverages (cont’d.)
8,200	Greene King PLC (United Kingdom)	$57,001
6,340	Heineken NV (Netherlands)	286,939
4,600	Molson Coors Brewing Co. (Class B Stock)	207,046
10,506	PepsiCo, Inc.	681,944
7,328	SABMiller PLC (United Kingdom)	222,385

		2,123,238

Biotechnology 0.9%
1,530	Alexion Pharmaceuticals, Inc.*	83,171
7,990	Amgen, Inc.*	435,695
6,190	Celgene Corp.*	341,378
5,850	Genzyme Corp.*	406,926
7,720	Human Genome Sciences, Inc.*	200,257
1,401	Regeneron Pharmaceuticals, Inc.*	33,890
1,292	Seattle Genetics, Inc.*	15,737

		1,517,054

Broadcasting 0.1%
13,026	British Sky Broadcasting Group PLC (United Kingdom)	145,326

Building Materials & Construction 0.1%
3,001	Lafarge SA (France)	163,470

Business Services 0.3%
1,990	ICON PLC, ADR (Ireland)*	46,964
2,477	MasterCard, Inc. (Class A Stock)	520,269
1,200	URS Corp.*	48,468

		615,701

Capital Markets 1.4%
4,450	Apollo Investment Corp.	44,945
3,400	Ares Capital Corp.	47,634
2,450	Fifth Street Finance Corp.	26,607
10,802	Goldman Sachs Group, Inc. (The)	1,629,158
3,850	MF Global Holdings Ltd.*	24,755
10,900	Morgan Stanley	294,191
9,000	State Street Corp.	350,280

		2,417,570

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	17

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Chemicals 4.3%
2,954	Air Products & Chemicals, Inc.	$214,401
2,300	BASF SE (Germany)	134,307
11,700	Celanese Corp. (Class A Stock)	328,653
5,300	Clariant AG (Switzerland)*	70,212
47,404	Dow Chemical Co. (The)	1,295,551
5,060	Ecolab, Inc.	247,485
12,537	Huntsman Corp.	131,262
20,500	Kingboard Chemical Holdings Ltd. (Cayman Islands)	94,879
2,600	Koninklijke DSM NV (Netherlands)	123,381
1,350	Kraton Performance Polymers, Inc.*	31,671
19,249	Monsanto Co.	1,113,362
9,000	Nippon Shokubai Co. Ltd. (Japan)	93,443
1,730	Potash Corp. of Saskatchewan, Inc. (Canada)	181,425
17,590	PPG Industries, Inc.	1,221,977
21,300	Praxair, Inc.	1,849,266
2,325	Scotts Miracle-Gro Co. (The)(Class A Stock)	112,181
1,575	Sensient Technologies Corp.	46,400
2,090	Sherwin-Williams Co. (The)	144,524
19,000	Toagosei Co. Ltd. (Japan)	84,230
1,800	Valspar Corp. (The)	56,538

		7,575,148

Clothing & Apparel 0.9%
21,438	NIKE, Inc. (Class B Stock)	1,578,694

Commercial Banks 3.6%
22,600	Bank Hapoalim BM (Israel)*	92,109
14,600	Bank of Ireland (Ireland)*	16,229
1,025	Danvers Bancorp, Inc.	16,810
19,696	Fifth Third Bancorp	250,336
33,000	Industrial & Commercial Bank of China Asia Ltd. (Hong Kong)	98,247
44,161	Intesa Sanpaolo SpA (Italy)	146,173
34,665	KeyCorp	293,266
32,696	PNC Financial Services Group, Inc.	1,941,816
1,050	Prosperity Bancshares, Inc.	35,574
19,400	Regions Financial Corp.	142,202
2,000	Societe Generale (France)	115,290
500	Territorial Bancorp, Inc.	9,105
1,699	Trustmark Corp.	37,378
750	United Financial Bancorp, Inc.	11,168

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
500	Verwaltungs-und Privat-Bank AG (Liechtenstein)	$65,038
112,729	Wells Fargo & Co.	3,125,975

		6,396,716

Commercial Services 0.3%
400	Consolidated Graphics, Inc.*	17,188
1,850	Corrections Corp. of America*	36,204
12,900	Davis Service Group PLC (United Kingdom)	75,705
759	FTI Consulting, Inc.*	26,831
4,650	GEO Group, Inc. (The)*	100,347
2,410	Sotheby’s	65,383
2,419	SuccessFactors, Inc.*	49,130
4,575	Waste Connections, Inc.*	174,628

		545,416

Commercial Services & Supplies 0.3%
1,675	Coinstar, Inc.*	76,212
3,067	Monster Worldwide, Inc.*	42,079
9,848	Waste Management, Inc.	334,340

		452,631

Communication Equipment 0.1%
7,640	Juniper Networks, Inc.*	212,239

Computer Hardware 2.5%
16,483	Apple, Inc.*	4,240,252
6,671	Logitech International SA (Switzerland)*	104,833
1,793	Radiant Systems, Inc.*	25,478

		4,370,563

Computer Services & Software 2.1%
11,900	Accenture PLC (Class A Stock)(Ireland)	471,716
4,840	Allscripts-Misys Healthcare Solutions, Inc.*	80,780
1,803	ArcSight, Inc.*	45,093
5,170	Autodesk, Inc.*	152,722
4,700	Cognizant Technology Solutions Corp. (Class A Stock)*	256,432
77,151	EMC Corp.*	1,526,818
1,600	Global Payments, Inc.	60,368
4,015	Informatica Corp.*	120,972
3,100	Itochu Techno-Solutions Corp. (Japan)	113,027

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	19

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Computer Services & Software (cont’d.)
4,500	MSCI, Inc. (Class A Stock)*	$145,215
4,241	Netezza Corp.*	65,736
2,259	Riverbed Technology, Inc.*	83,786
1,840	salesforce.com, Inc.*	182,068
7,508	SAP AG (Germany)	342,834
4,400	Tieto Oyj (Finland)	77,407

		3,724,974

Computers & Peripherals 0.9%
29,367	Hewlett-Packard Co.	1,352,057
3,400	NetApp, Inc.*	143,820
1,925	QLogic Corp.*	30,646

		1,526,523

Conglomerates 0.1%
5,190	Textron, Inc.	107,744

Construction 0.2%
1,200	Ciments Francais SA (France)	96,720
10,700	COMSYS Holdings Corp. (Japan)	102,672
21,300	Downer EDI Ltd. (Australia)	95,772
1,000	Meritage Homes Corp.*	17,580

		312,744

Construction & Engineering 0.1%
1,100	MYR Group, Inc.*	18,491
42,000	SembCorp Industries Ltd. (Singapore)	130,343

		148,834

Consumer Finance 0.6%
18,130	American Express Co.	809,323
4,800	Capital One Financial Corp.	203,184
1,650	First Cash Financial Services, Inc.*	39,567

		1,052,074

Consumer Products & Services 0.8%
7,240	Avon Products, Inc.	225,381
2,510	Colgate-Palmolive Co.	198,240
3,843	Lauder, (Estee) Cos., Inc. (The)(Class A Stock)	239,227
59,700	Pacific Brands Ltd. (Australia)*	48,880

See Notes to Financial Statements.

20	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Consumer Products & Services (cont’d.)
1,570	Procter & Gamble Co. (The)	$96,021
5,562	Reckitt Benckiser Group PLC (United Kingdom)	272,737
1,000	Snap-on, Inc.	44,670
1,100	Toro Co. (The)	57,255
3,839	Vitamin Shoppe, Inc.*	104,881
1,877	Whirlpool Corp.	156,354

		1,443,646

Containers & Packaging 0.1%
2,400	Packaging Corp. of America	57,600
2,250	Silgan Holdings, Inc.	63,945

		121,545

Cosmetics & Toiletries 0.1%
9,600	Natura Cosmeticos SA (Brazil)	251,080

Distribution/Wholesale 0.2%
35,000	Marubeni Corp. (Japan)	187,974
17,800	Sumitomo Corp. (Japan)	189,136
700	Watsco, Inc.	38,997

		416,107

Diversified Financial Services 3.1%
111,393	Bank of America Corp.	1,563,958
30,820	BM&FBOVESPA SA (Brazil)	227,803
34,100	Challenger Financial Services Group Ltd. (Australia)	108,593
119,607	Citigroup, Inc.*	490,389
2,611	Duff & Phelps Corp. (Class A Stock)	28,303
4,100	Fuyo General Lease Co. Ltd. (Japan)	94,201
4,100	Gleacher & Co., Inc.*	8,200
72,244	JPMorgan Chase & Co.	2,909,988
1,757	optionsXpress Holdings, Inc.*	27,409
15,100	Tullett Prebon PLC (United Kingdom)	80,655

		5,539,499

Diversified Manufacturing
120	Tomkins PLC (United Kingdom)	610

Diversified Operations 0.2%
2,954	LVMH Moet Hennessy Louis Vuitton SA (France)	360,391

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	21

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Telecommunication Services 1.0%
31,295	AT&T, Inc.	$811,792
9,000	CenturyLink, Inc.	320,580
2,400	Frontier Communications Corp.	18,336
21,325	Verizon Communications, Inc.	619,705

		1,770,413

Education 0.1%
3,610	DeVry, Inc.	194,218

Electric 0.3%
1,525	Cleco Corp.	43,539
7,200	E.ON AG (Germany)	214,817
3,800	RWE AG (Germany)	268,347

		526,703

Electric Utilities 1.5%
22,587	American Electric Power Co., Inc.	812,680
20,000	Edison International	663,000
51,100	Enel SpA (Italy)	250,882
16,200	Exelon Corp.	677,646
5,000	NextEra Energy, Inc.	261,500

		2,665,708

Electrical Equipment 0.3%
675	A.O. Smith Corp.	36,909
6,300	Emerson Electric Co.	312,102
8,516	GrafTech International Ltd.*	133,531

		482,542

Electronic Components & Equipment 0.5%
2,130	Broadcom Corp. (Class A Stock)	76,744
1,700	Checkpoint Systems, Inc.*	33,949
2,533	Coherent, Inc.*	93,771
2,797	DTS, Inc.*	99,909
1,504	Fanuc Ltd. (Japan)	177,740
3,000	FLIR Systems, Inc.*	89,280
6,100	Spectris PLC (United Kingdom)	86,577
3,557	Universal Electronics, Inc.*	62,461
3,687	Vestas Wind Systems A/S (Denmark)*	179,254

		899,685

See Notes to Financial Statements.

22	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electronic Equipment & Instruments 0.3%
860	Itron, Inc.*	$55,960
15,075	Tyco Electronics Ltd. (Switzerland)	407,025

		462,985

Energy Equipment & Services 0.6%
6,000	Diamond Offshore Drilling, Inc.	356,940
19,070	Halliburton Co.	569,812
900	Oil States International, Inc.*	41,346
1,400	Unit Corp.*	57,260

		1,025,358

Engineering/Construction 0.1%
4,530	Fluor Corp.	218,754

Entertainment & Leisure 1.0%
2,715	Bally Technologies, Inc.*	87,695
6,401	Carnival Corp. (Panama)	221,987
8,506	Carnival PLC (United Kingdom)	306,984
8,200	Hasbro, Inc.	345,630
3,910	International Game Technology	59,588
10,420	Las Vegas Sands Corp.*	279,881
1,600	Life Time Fitness, Inc.*	58,176
4,765	Pinnacle Entertainment, Inc.*	51,700
8,823	Shuffle Master, Inc.*	77,554
22,500	Tabcorp Holdings Ltd. (Australia)	139,640
52,600	Tatts Group Ltd. (Australia)	116,589
24,000	Thomas Cook Group PLC (United Kingdom)	68,465

		1,813,889

Equipment Services
3,600	Kyoei Steel Ltd. (Japan)	60,545

Exchange Traded Fund 0.1%
2,225	iShares Russell 2000 Value Index Fund	135,191

Farming & Agriculture 0.1%
33,100	AWB Ltd. (Australia)*	29,646
116,366	Chaoda Modern Agriculture Holdings Ltd. (Cayman Islands)	125,093

		154,739

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	23

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Financial—Bank & Trust 1.9%
3,350	Astoria Financial Corp.	$44,354
12,300	Banco Bilbao Vizcaya Argentaria SA (Spain)	165,657
28,500	Banco Santander SA (Spain)	370,247
600	Bank of Hawaii Corp.	29,886
31,300	Barclays PLC (United Kingdom)	163,452
7,271	BNP Paribas (France)	499,439
13,730	Charles Schwab Corp. (The)	203,067
110,518	China Merchants Bank Co. Ltd. (Class H Stock)(China)	295,236
7,600	Credit Agricole SA (France)	104,091
4,700	Credit Suisse Group AG (Switzerland)	214,042
2,200	Danske Bank A/S (Denmark)*	51,825
5,800	Deutsche Bank AG (Germany)	405,124
3,561	Dexia NV/SA (Belgium)*	17,458
1,080	IntercontinentalExchange, Inc.*	114,070
110,000	Mizuho Financial Group, Inc. (Japan)	179,524
6,200	National Australia Bank Ltd. (Australia)	140,958
3,131	Northwest Bancshares, Inc.	37,979
6,400	Sumitomo Mitsui Financial Group, Inc. (Japan)	198,234
10,000	Sumitomo Trust & Banking Co. Ltd. (The)(Japan)	55,674

		3,290,317

Financial Services 2.1%
3,325	Associated Banc-Corp.	45,187
840	CME Group, Inc.	234,192
6,580	Discover Financial Services	100,476
7,200	DnB NOR ASA (Norway)	89,415
1,900	Eaton Vance Corp.	56,924
3,760	First Commonwealth Financial Corp.	19,928
3,500	Franklin Resources, Inc.	352,030
6,500	Hitachi Capital Corp. (Japan)	86,371
17,610	Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	289,514
375,600	Industrial & Commercial Bank of China Ltd. (Class H Stock)(China)	286,747
10,900	Irish Life & Permanent Group Holdings PLC (Ireland)*	24,858
2,200	Jefferies Group, Inc.	54,318
1,100	Muenchener Rueckversicherungs AG (Germany)	152,377
2,350	Raymond James Financial, Inc.	62,698
66,331	U.S. Bancorp	1,585,311
3,260	Visa, Inc. (Class A Stock)	239,121

		3,679,467

See Notes to Financial Statements.

24	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Food 1.4%
3,500	Axfood AB (Sweden)	$99,866
1,900	Casino Guichard Perrachon SA (France)	165,470
11,800	Dairy Crest Group PLC (United Kingdom)	71,416
2,500	Delhaize Group SA (Belgium)	184,624
120	Golden Agri-Resources Ltd. (Mauritius)	51
88,500	Goodman Fielder Ltd. (Australia)	106,888
5,992	Kellogg Co.	299,899
8,100	Koninklijke Ahold NV (Netherlands)	103,972
5,420	Kraft Foods, Inc. (Class A Stock)	158,318
34,870	Marston’s PLC (United Kingdom)	52,637
18,473	Nestle SA (Switzerland)	913,276
26,000	Nichirei Corp. (Japan)	112,252
46,600	Northern Foods PLC (United Kingdom)	31,991
1,400	Nutreco Holding NV (Netherlands)	84,589
9,700	Tate & Lyle PLC (United Kingdom)	68,402

		2,453,651

Food & Staples Retailing 1.3%
4,085	BJ’s Restaurants, Inc.*	104,167
25,134	CVS Caremark Corp.	771,362
4,506	Dean Foods Co.*	51,639
23,700	Safeway, Inc.	486,798
18,193	Wal-Mart Stores, Inc.	931,300

		2,345,266

Food Products 0.2%
12,500	ConAgra Foods, Inc.	293,500

Gas Utilities 0.2%
7,097	Sempra Energy	353,076

Hand/Machine Tools 0.1%
1,488	Regal-Beloit Corp.	90,515
1,600	Stanley Black & Decker, Inc.	92,832

		183,347

Healthcare Equipment & Supplies 0.3%
2,169	Cutera, Inc.*	16,962
8,720	Medtronic, Inc.	322,378
850	Teleflex, Inc.	48,170

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	25

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Equipment & Supplies (cont’d.)
4,003	Thoratec Corp.*	$147,230
500	West Pharmaceutical Services, Inc.	18,170

		552,910

Healthcare Products 0.4%
2,287	Bruker Corp.*	30,120
1,000	Cantel Medical Corp.	15,880
11,686	Covidien PLC (Ireland)	436,122
3,480	Henry Schein, Inc.*	182,665
310	Hospira, Inc.*	16,151
600	Varian Medical Systems, Inc.*	33,120

		714,058

Healthcare Providers & Services 0.6%
1,200	Amedisys, Inc.*	31,524
8,700	Cardinal Health, Inc.	280,749
4,800	CIGNA Corp.	147,648
6,100	Express Scripts, Inc.*	275,598
2,324	Lincare Holdings, Inc.	55,218
1,000	MEDNAX, Inc.*	47,150
5,909	UnitedHealth Group, Inc.	179,929

		1,017,816

Healthcare Services 0.2%
1,600	AMERIGROUP Corp.*	57,216
2,700	Astellas Pharma, Inc. (Japan)	91,599
2,503	Centene Corp.*	53,339
900	Covance, Inc.*	34,884
1,978	Genoptix, Inc.*	34,180
1,800	Healthways, Inc.*	25,632

		296,850

Holding Companies 0.1%
127,000	Dah Chong Hong Holdings Ltd. (Hong Kong)	89,599

Home Furnishings
400	SEB SA (France)	29,827

Hotels, Restaurants & Leisure 2.0%
1,334	Choice Hotels International, Inc.	44,035
2,060	Marriott International, Inc. (Class A Stock)	69,855

See Notes to Financial Statements.

26	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
40,024	McDonald’s Corp.	$2,790,873
5,841	Wynn Resorts Ltd.	512,139
3,980	Yum! Brands, Inc.	164,374

		3,581,276

Household Durables
1,800	Fortune Brands, Inc.	78,984

Household Products 0.4%
1,390	Church & Dwight Co., Inc.	92,115
10,408	Kimberly-Clark Corp.	667,361

		759,476

Independent Power Producers & Energy Traders 0.1%
19,600	Drax Group PLC (United Kingdom)	118,100

Industrial Conglomerates 1.0%
7,440	3M Co.	636,418
33,680	General Electric Co.*	542,922
13,669	Tyco International Ltd. (Switzerland)	523,249

		1,702,589

Industrial Products 0.4%
1,400	Harsco Corp.	32,424
21,200	Kurabo Industries Ltd. (Japan)	33,863
5,126	Precision Castparts Corp.	626,346

		692,633

Insurance 4.0%
11,882	Aflac, Inc.	584,476
2,200	Allianz SE (Germany)	255,444
23,600	Allstate Corp. (The)	666,464
1,275	Aspen Insurance Holdings Ltd. (Bermuda)	34,871
18,200	Aviva PLC (United Kingdom)	102,068
1,400	Baloise Holding AG (Switzerland)	112,153
45,100	Beazley PLC (United Kingdom)	84,922
6,325	Brit Insurance Holdings NV (United Kingdom)	99,248
32,000	China Life Insurance Co. Ltd. (Class H Stock)(China)	142,131
8,400	CNO Financial Group, Inc.*	45,108
107	Dai-ichi Life Insurance Co. Ltd. (The)(Japan)	151,840

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	27

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Insurance (cont’d.)
1,575	Delphi Financial Group, Inc. (Class A Stock)	$40,871
18,500	Genworth Financial, Inc. (Class A Stock)*	251,230
1,700	Hanover Insurance Group, Inc. (The)	74,511
2,212	HCC Insurance Holdings, Inc.	57,777
26,300	ING Groep NV, CVA (Netherlands)*	252,934
96,100	Legal & General Group PLC (United Kingdom)	135,037
19,156	Lincoln National Corp.	498,822
4,900	Loews Corp.	182,035
7,000	Marsh & McLennan Cos., Inc.	164,640
30,280	MetLife, Inc.	1,273,577
4,258	MGIC Investment Corp.*	36,576
77,000	Old Mutual PLC (United Kingdom)	145,956
2,400	Protective Life Corp.	53,976
1,300	Reinsurance Group of America, Inc.	62,374
4,100	SCOR SE (France)	89,948
1,300	State Auto Financial Corp.	20,449
3,200	Swiss Reinsurance Co. Ltd. (Switzerland)	147,390
1,575	Tower Group, Inc.	33,941
10,647	Travelers Cos., Inc. (The)	537,141
1,200	United Fire & Casualty Co.	25,728
3,400	Unum Group	77,588
17,300	XL Group PLC (Ireland)	306,729
1,100	Zurich Financial Services AG (Switzerland)	256,811

		7,004,766

Internet Services 2.6%
10,148	Amazon.com, Inc.*	1,196,348
1,600	Digital River, Inc.*	42,064
4,198	Google, Inc. (Class A Stock)*	2,035,400
24,682	Intel Corp.	508,449
3,341	priceline.com, Inc.*	749,721
8,663	TIBCO Software, Inc.*	117,470

		4,649,452

Internet Software & Services 1.8%
17,568	Baidu, Inc., ADR (Cayman Islands)*	1,430,211
3,960	eBay, Inc.*	82,804
53,849	Oracle Corp.	1,272,990
12,550	VeriSign, Inc.*	353,282

		3,139,287

See Notes to Financial Statements.

28	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

IT Services 1.1%
950	CACI International, Inc. (Class A Stock)*	$44,669
14,114	International Business Machines Corp.	1,812,238
50,600	Logica PLC (United Kingdom)	86,068
3,375	SRA International, Inc. (Class A Stock)*	74,992

		2,017,967

Life Science Tools & Services 0.2%
9,309	Thermo Fisher Scientific, Inc.*	417,602

Machinery 0.8%
2,450	Actuant Corp. (Class A Stock)	50,519
1,900	Bucyrus International, Inc.	118,218
6,850	Cummins, Inc.	545,328
650	Kaydon Corp.	24,694
525	Lincoln Electric Holdings, Inc.	28,991
13,726	PACCAR, Inc.	628,925
575	Valmont Industries, Inc.	40,854

		1,437,529

Machinery & Equipment 0.2%
3,889	Caterpillar, Inc.	271,258
8,700	Kyowa Exeo Corp. (Japan)	80,762
1,100	Rheinmetall AG (Germany)	65,839

		417,859

Machinery - Construction & Mining 0.2%
14,863	Komatsu Ltd. (Japan)	312,416

Manufacturing 0.7%
32,526	Danaher Corp.	1,249,324

Media 2.9%
10,500	CBS Corp. (Class B Stock)	155,190
32,540	Comcast Corp. (Special Class A Stock)	600,688
34,265	DIRECTV (Class A Stock)*	1,273,287
5,040	Discovery Communications, Inc. (Class A Stock)*	194,594
1,900	Lagardere SCA (France)	69,984
11,898	Pearson PLC (United Kingdom)	184,737
1,800	Publicis Groupe SA (France)	81,125
2,700	Thomson Reuters Corp. (Canada)	100,956

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	29

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Media (cont’d.)
6,859	Time Warner Cable, Inc.	$392,129
15,000	Time Warner, Inc.	471,900
45,901	Walt Disney Co. (The)	1,546,405
1,025	Wiley, (John) & Sons, Inc. (Class A Stock)	40,365

		5,111,360

Medical Supplies & Equipment 0.4%
4,600	Fresenius Medical Care AG & Co. KGaA (Germany)	252,399
1,671	Quality Systems, Inc.	91,771
15,200	Smith & Nephew PLC (United Kingdom)	132,254
6,940	St. Jude Medical, Inc.*	255,184
1,444	Vital Images, Inc.*	21,212

		752,820

Metals & Mining 2.2%
8,744	BHP Billiton Ltd. (Australia)	317,377
9,709	BHP Billiton Ltd., ADR (Australia)	701,281
18,019	BHP Billiton PLC, ADR (United Kingdom)	1,108,889
23,600	BlueScope Steel Ltd. (Australia)*	50,601
11,400	Boliden AB (Sweden)	135,559
8,109	Freeport-McMoRan Copper & Gold, Inc.	580,118
2,700	Northwest Pipe Co.*	49,059
3,900	Nucor Corp.	152,646
58,200	OneSteel Ltd. (Australia)	157,434
3,990	Southern Copper Corp.	125,326
3,350	Thompson Creek Metals Co., Inc. (Canada)*	31,155
2,500	ThyssenKrupp AG (Germany)	74,182
1,800	Timken Co.	60,516
2,820	Titanium Metals Corp.*	62,435
5,909	United States Steel Corp.	261,946

		3,868,524

Miscellaneous Manufacturing 0.1%
14,700	AGFA-Gevaert NV (Belgium)*	88,885

Multi-Line Insurance
4,300	AXA SA (France)	79,262

Multi-Line Retail 0.2%
18,100	JC Penney Co., Inc.	445,803

See Notes to Financial Statements.

30	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Multi-Utilities 0.3%
4,000	Dominion Resources, Inc.	$167,960
9,848	Public Service Enterprise Group, Inc.	323,999

		491,959

Office Electronics 0.3%
5,000	Canon, Inc. (Japan)	217,895
34,500	Xerox Corp.	336,030

		553,925

Oil & Gas 1.1%
7,024	Anadarko Petroleum Corp.	345,300
6,805	BG Group PLC (United Kingdom)	109,076
3,404	Brigham Exploration Co.*	58,753
20,160	Cairn Energy PLC (United Kingdom)*	147,667
14,700	Centrica PLC (United Kingdom)	70,099
475	Comstock Resources, Inc.*	12,022
11,296	Hess Corp.	605,353
5,878	Oasis Petroleum, Inc.*	101,101
4,000	Statoil ASA (Norway)	80,850
7,100	Total SA (France)	358,160

		1,888,381

Oil, Gas & Consumable Fuels 6.3%
1,804	Air Liquide SA (France)	203,046
12,255	Apache Corp.	1,171,333
48,600	BP PLC (United Kingdom)	309,579
2,100	Cabot Oil & Gas Corp.	63,987
5,820	Canadian Natural Resources Ltd. (Canada)	200,407
13,000	Chesapeake Energy Corp.	273,390
9,100	Chevron Corp.	693,511
195,699	CNOOC Ltd. (Hong Kong)	329,545
375	Concho Resources, Inc.*	22,493
36,054	ConocoPhillips	1,990,902
1,000	Core Laboratories NV (Netherlands)	77,250
8,700	ENI SpA (Italy)	177,884
9,921	EOG Resources, Inc.	967,298
10,315	Exxon Mobil Corp.	615,599
18,400	JX Holdings, Inc. (Japan)*	99,672
4,670	Lufkin Industries, Inc.	191,984
9,500	Marathon Oil Corp.	317,775

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	31

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
1,200	Noble Energy, Inc.	$80,472
9,355	Occidental Petroleum Corp.	729,035
1,100	ONEOK, Inc.	51,183
4,065	Petroleo Brasileiro SA, ADR (Brazil)	147,966
6,800	Repsol YPF SA (Spain)	160,436
2,050	Resolute Energy Corp.*	24,395
16,200	Royal Dutch Shell PLC (Class B Stock)(United Kingdom)	426,931
14,500	Royal Dutch Shell PLC (Class B Stock), ADR (United Kingdom)	774,590
10,653	Schlumberger Ltd. (Netherlands)	635,558
1,200	South Jersey Industries, Inc.	56,064
3,160	Southwestern Energy Co.*	115,182
1,600	Swift Energy Co.*	41,488
9,100	Valero Energy Corp.	154,609
1,600	WGL Holdings, Inc.	57,728

		11,161,292

Paper & Forest Products 0.1%
42,200	DS Smith PLC (United Kingdom)	94,824
1,250	Louisiana-Pacific Corp.*	9,100
7,700	Svenska Cellulosa AB SCA (Class B Stock)(Sweden)	111,133

		215,057

Pharmaceuticals 6.0%
20,305	Abbott Laboratories	996,569
5,110	Allergan, Inc.	312,017
5,204	American Medical Systems Holdings, Inc.*	116,361
6,700	AstraZeneca PLC (United Kingdom)	340,420
2,189	BioMarin Pharmaceutical, Inc.*	47,830
7,900	Bristol-Myers Squibb Co.	196,868
22,400	Eli Lilly & Co.	797,440
14,700	GlaxoSmithKline PLC (United Kingdom)	256,268
5,500	H. Lundbeck A/S (Denmark)	83,682
1,114	Herbalife Ltd. (Cayman Islands)	55,299
22,045	Johnson & Johnson	1,280,594
8,000	Kyorin Co. Ltd. (Japan)	111,858
4,049	Mead Johnson Nutrition Co.	215,164
42,637	Merck & Co., Inc.	1,469,271
2,600	Miraca Holdings, Inc. (Japan)	77,403
1,982	NBTY, Inc.*	106,810
12,467	Novartis AG (Switzerland)	604,979

See Notes to Financial Statements.

32	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
4,192	Novo Nordisk A/S (Class B Stock)(Denmark)	$358,568
778	Onyx Pharmaceuticals, Inc.*	20,228
102,846	Pfizer, Inc.	1,542,690
2,200	Pharmaceutical Product Development, Inc.	53,372
1,590	Roche Holding AG (Switzerland)	206,821
780	Salix Pharmaceuticals Ltd.*	33,080
5,000	Sanofi-Aventis SA (France)	290,407
700	Shire PLC, ADR (United Kingdom)	48,209
46,799	Sinopharm Group Co. (Class H Stock)(China)	175,025
5,000	Takeda Pharmaceutical Co. Ltd. (Japan)	229,469
10,472	Teva Pharmaceutical Industries Ltd., ADR (Israel)	511,557

		10,538,259

Professional Services
1,225	Towers Watson & Co. (Class A Stock)	54,525

Real Estate Investment Trusts 1.0%
26,100	Annaly Capital Management, Inc.	454,140
3,939	AvalonBay Communities, Inc.	413,950
2,560	Boston Properties, Inc.	209,664
2,470	DiamondRock Hospitality Co.*	22,922
1,700	First Potomac Realty Trust	26,350
1,275	Government Properties Income Trust	35,432
675	Kilroy Realty Corp.	22,667
1,150	LaSalle Hotel Properties	27,278
5,000	Medical Properties Trust, Inc.	49,700
300	Mid-America Apartment Communities, Inc.	16,944
2,813	Redwood Trust, Inc.	44,023
2,000	Simon Property Group, Inc.	178,440
3,644	Vornado Realty Trust	301,650

		1,803,160

Restaurants
1,450	Brinker International, Inc.	22,794

Retail 0.4%
6,400	Aoyama Trading Co. Ltd. (Japan)	101,117
5,159	Genesco, Inc.*	140,789
32,100	Home Retail Group PLC (United Kingdom)	120,383
64,764	Kingfisher PLC (United Kingdom)	218,797
2,900	Tsuruha Holdings, Inc. (Japan)	111,777

		692,863

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	33

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Retail & Merchandising 2.4%
5,480	Abercrombie & Fitch Co. (Class A Stock)	$202,431
9,329	Best Buy Co., Inc.	323,343
4,356	Cash America International, Inc.	145,926
4,829	Chico’s FAS, Inc.	45,248
4,400	Circle K Sunkus Co. Ltd. (Japan)	58,976
3,400	Kohl’s Corp.*	162,146
2,700	NEXT PLC (United Kingdom)	91,089
12,116	Nordstrom, Inc.	411,944
2,700	Rallye SA (France)	95,651
800	School Specialty, Inc.*	15,336
4,300	Shimachu Co. Ltd. (Japan)	78,589
1,800	Sonic Corp.*	15,840
26,725	Staples, Inc.	543,319
14,641	Target Corp.	751,376
23,866	TJX Cos., Inc. (The)	990,916
103,500	Wal-Mart de Mexico SAB de CV (Class V Stock)(Mexico)	243,688
5,040	Walgreen Co.	143,892

		4,319,710

Retail Apparel 0.2%
10,356	Hennes & Mauritz AB (Class B Stock)(Sweden)	326,187

Retailers—Food & Drug 0.2%
54,195	Tesco PLC (United Kingdom)	332,208

Savings & Loan
1,375	Capitol Federal Financial	43,216

Semiconductor Components 0.1%
27,800	ARM Holdings PLC (United Kingdom)	143,168

Semiconductors 0.6%
1,654	FormFactor, Inc.*	16,011
4,720	Microchip Technology, Inc.	143,724
12,268	ON Semiconductor Corp.*	82,809
1,823	OYO Geospace Corp.*	97,567
3,825	Rovi Corp.*	170,212
2,220	Rubicon Technology, Inc.*	67,155
625	Silicon Laboratories, Inc.*	25,031
1,950	Skyworks Solutions, Inc.*	34,184
14,900	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	150,490

See Notes to Financial Statements.

34	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Semiconductors (cont’d.)
4,773	Teradyne, Inc.*	$51,357
4,550	TriQuint Semiconductor, Inc.*	31,532
2,305	Varian Semiconductor Equipment Associates, Inc.*	65,139
1,719	Veeco Instruments, Inc.*	74,433

		1,009,644

Software 1.8%
6,420	Adobe Systems, Inc.*	184,382
2,472	ANSYS, Inc.*	111,116
30,805	CA, Inc.	602,546
1,510	Cerner Corp.*	116,950
5,757	Eclipsys Corp.*	113,471
11,300	Intuit, Inc.*	449,175
4,500	Konami Corp. (Japan)	69,379
2,991	MedAssets, Inc.*	70,019
53,640	Microsoft Corp.	1,384,449
1,075	Tyler Technologies, Inc.*	17,662

		3,119,149

Specialty Retail 0.9%
4,220	Aaron’s, Inc.	76,635
23,100	Gap, Inc. (The)	418,341
550	Gymboree Corp.*	23,815
10,030	Home Depot, Inc. (The)	285,956
11,900	Limited Brands, Inc.	305,116
11,474	Tiffany & Co.	482,711

		1,592,574

Steel Producers/Products
1,900	Voestalpine AG (Austria)	60,786

Telecommunications 3.2%
6,050	Amdocs Ltd. (Guernsey)*	165,347
4,360	America Movil SAB de CV (Class L Stock), ADR (Mexico)	216,300
4,500	Arris Group, Inc.*	41,940
61,900	BT Group PLC (United Kingdom)	138,119
95,881	Cisco Systems, Inc.*	2,211,975
5,707	Crown Castle International Corp.*	225,484
4,208	EMS Technologies, Inc.*	70,021
20,450	Ericsson, L.M. Telefonaktiebolaget, ADR (Sweden)	224,950
3,800	France Telecom SA (France)	79,578

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	35

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Telecommunications (cont’d.)
24	KDDI Corp. (Japan)	$116,812
4,100	Koninklijke KPN NV (Netherlands)	57,062
4,000	Nippon Telegraph & Telephone Corp. (Japan)	166,213
10,600	Nokia Oyj (Finland)	98,006
120	NTT DoCoMo, Inc. (Japan)	190,983
10,550	QUALCOMM, Inc.	401,744
10,929	Rogers Communications, Inc. (Class B Stock)(Canada)	379,455
1,200	SBA Communications Corp. (Class A Stock)*	43,416
300	Swisscom AG (Switzerland)	112,316
102,700	Telecom Italia SpA (Italy)	130,823
14,075	Telefonica SA (Spain)	319,515
48,800	Telstra Corp. Ltd. (Australia)	142,161
7,800	Vivendi (France)	187,486

		5,719,706

Textiles, Apparel & Luxury Goods 0.1%
4,900	Jones Apparel Group, Inc.	85,456
2,225	Phillips-Van Heusen Corp.	115,455
1,771	Steven Madden Ltd.*	68,414

		269,325

Thrifts & Mortgage Finance
2,725	Washington Federal, Inc.	47,415

Tobacco 0.9%
16,200	Altria Group, Inc.	358,992
8,994	British American Tobacco PLC (United Kingdom)	309,637
17,110	Philip Morris International, Inc.	873,294

		1,541,923

Trading Companies & Distributors
1,500	WESCO International, Inc.*	53,895

Transportation 1.9%
4,460	Canadian National Railway Co. (Canada)	280,558
2,490	CSX Corp.	131,273
2,235	Landstar System, Inc.	90,607
23,000	Sankyu, Inc. (Japan)	97,170
15,000	Seino Holding Co. Ltd. (Japan)	100,874
30,845	Union Pacific Corp.	2,303,196
4,600	United Parcel Service, Inc. (Class B Stock)	299,000

		3,302,678

See Notes to Financial Statements.

36	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Utilities 0.5%
2,100	El Paso Electric Co.*	$45,150
11,325	Peabody Energy Corp.	511,324
7,993	PG&E Corp.	354,889

		911,363

Wireless Telecommunication Services 1.0%
20,935	American Tower Corp. (Class A Stock)*	968,034
1,225	Syniverse Holdings, Inc.*	27,354
82,800	Vodafone Group PLC (United Kingdom)	193,264
21,700	Vodafone Group PLC, ADR (United Kingdom)	509,516

		1,698,168

	TOTAL COMMON STOCKS (cost $146,745,782)	169,195,352

PREFERRED STOCK 0.1%

Financial—Bank & Trust
7,325	Wells Fargo & Co., Series J, 8.00%, CVT (cost $139,923)	198,874

Units
WARRANTS*

Chemicals
2,050	Kingboard Chemical Holdings Ltd., expiring 10/31/12 (Hong Kong) (cost $0)	816

	TOTAL LONG-TERM INVESTMENTS (cost $146,885,705)	169,395,042

Shares
SHORT-TERM INVESTMENT 3.7%

AFFILIATED MONEY MARKET MUTUAL FUND
6,481,510	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $6,481,510)(a)	6,481,510

	TOTAL INVESTMENTS 99.6% (cost $153,367,215; Note 5)	175,876,552
	Other assets in excess of liabilities(b) 0.4%	690,836

	NET ASSETS 100%	$176,567,388

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	37

Portfolio of Investments

as of July 31, 2010 continued

CVA—Certificate Van Aandelen

CVT—Convertible Security

PRFC—Preference Shares

EUR—Euro

GBP—British Pound

MXN—Mexican Peso

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.
(b)	Other assets in excess of liabilities includes net unrealized appreciation (depreciation) on forward foreign currency exchange contracts as follows:

Forward foreign currency exchange contracts outstanding at July 31, 2010:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation
British Pound,
Expiring 11/18/10	Morgan Stanley	GBP	336	$517,999	$526,941	$8,942

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Depreciation
British Pound,
Expiring 11/18/10	Morgan Stanley	GBP	179	$260,215	$280,721	$(20,506)
Expiring 11/18/10	Morgan Stanley	GBP	157	226,686	246,219	(19,533)
Euro,
Expiring 01/25/11	State Street Bank	EUR	608	781,915	791,770	(9,855)
Mexican Peso,
Expiring 11/30/10	State Street Bank	MXN	5,000	377,313	389,673	(12,360)

				$1,646,129	$1,708,383	$(62,254)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

See Notes to Financial Statements.

38	Visit our website at www.prudential.com

The following is a summary of the inputs used as of July 31, 2010 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$169,097,105	$—	$98,247
Preferred Stock	198,874	—	—
Warrants	816	—	—
Affiliated Money Market Mutual Fund	6,481,510	—	—
Other Financial Instruments*
Forward foreign currency exchange contracts	—	(53,312)	—

Total	$175,778,305	$(53,312)	$98,247

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2010 were as follows:

Oil, Gas & Consumable Fuels	6.3%
Pharmaceuticals	6.0
Chemicals	4.3
Insurance	4.0
Affiliated Money Market Mutual Fund	3.7
Commercial Banks	3.6
Aerospace & Defense	3.3
Telecommunications	3.2
Diversified Financial Services	3.1
Media	2.9
Internet Services	2.6
Computer Hardware	2.5
Retail & Merchandising	2.4
Metals & Mining	2.2
Computer Services & Software	2.1
Financial Services	2.1
Hotels, Restaurants & Leisure	2.0
Financial—Bank & Trust	2.0
Transportation	1.9
Internet Software & Services	1.8
Software	1.8
Electric Utilities	1.5
Food	1.4
Capital Markets	1.4

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	39

Portfolio of Investments

as of July 31, 2010 continued

Industry (cont’d.)
Food & Staples Retailing	1.3%
Beverages	1.2
IT Services	1.1
Oil & Gas	1.1
Banks	1.1
Entertainment & Leisure	1.0
Real Estate Investment Trusts	1.0
Diversified Telecommunication Services	1.0
Industrial Conglomerates	1.0
Wireless Telecommunication Services	1.0
Specialty Retail	0.9
Clothing & Apparel	0.9
Tobacco	0.9
Computers & Peripherals	0.9
Biotechnology	0.9
Consumer Products & Services	0.8
Machinery	0.8
Manufacturing	0.7
Consumer Finance	0.6
Energy Equipment & Services	0.6
Healthcare Providers & Services	0.6
Semiconductors	0.6
Utilities	0.5
Automobile Manufacturers	0.5
Electronic Components & Equipment	0.5
Household Products	0.4
Medical Supplies & Equipment	0.4
Healthcare Products	0.4
Air Freight & Logistics	0.4
Retail	0.4
Industrial Products	0.4
Business Services	0.3
Healthcare Equipment & Supplies	0.3
Commercial Services	0.3
Electric	0.3
Multi-Utilities	0.3
Electrical Equipment	0.3
Electronic Equipment & Instruments	0.3
Commercial Services & Supplies	0.3
Multi-Line Retail	0.2
Machinery & Equipment	0.2
Life Science Tools & Services	0.2
Distribution/Wholesale	0.2
Diversified Operations	0.2
Gas Utilities	0.2
Auto Parts & Equipment	0.2
Office Electronics	0.2

See Notes to Financial Statements.

40	Visit our website at www.prudential.com

Industry (cont’d.)
Retailers—Food & Drug	0.2%
Retail Apparel	0.2
Construction	0.2
Machinery—Construction & Mining	0.2
Healthcare Services	0.2
Food Products	0.2
Textiles, Apparel & Luxury Goods	0.1
Cosmetics & Toiletries	0.1
Engineering/Construction	0.1
Office Equipment	0.1
Automobiles	0.1
Paper & Forest Products	0.1
Communication Equipment	0.1
Education	0.1
Hand/Machine Tools	0.1
Automotive Parts	0.1
Building Materials & Construction	0.1
Auto Components	0.1
Farming & Agriculture	0.1
Construction & Engineering	0.1
Broadcasting	0.1
Semiconductor Components	0.1
Exchange Traded Funds	0.1
Apparel & Textile	0.1
Containers & Packaging	0.1
Independent Power Producers & Energy Traders	0.1
Conglomerates	0.1
Airlines	0.1
Holding Companies	0.1
Miscellaneous Manufacturing	0.1

99.6
Other assets in excess of liabilities	0.4

100.0%

The Fund invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	41

Portfolio of Investments

as of July 31, 2010 continued

The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$816	—	$—
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	8,942	Unrealized depreciation on foreign currency exchange contracts	62,254

Total		$9,758		$62,254

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Purchased Options	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$—	$28,591	$28,591
Equity contracts	(131,036)	(2,443)	—	(133,479)

Total	$(131,036)	$(2,443)	$28,591	$(104,888)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$(51,719)	$(51,719)
Equity contracts	816	—	816

Total	$816	$(51,719)	$(50,903)

For the year ended July 31, 2010, the Fund’s average volume of derivative activities are as follows:

Purchased Options(1)	Forward foreign currency exchange purchase contracts(2)	Forward foreign currency exchange sale contracts(3)
$2,395	$256,235	$1,351,581

(1)	Cost.
(2)	Value at Settlement Date Payable.
(3)	Value at Settlement Date Receivable.

See Notes to Financial Statements.

42	Visit our website at www.prudential.com

Financial Statements

JULY 31, 2010	ANNUAL REPORT

Target Asset Allocation Funds/ Target Growth Allocation Fund

Statement of Assets and Liabilities

July 31, 2010

Assets
Investments at value:
Unaffiliated investments (cost $146,885,705)	$169,395,042
Affiliated investments (cost $6,481,510)	6,481,510
Cash	149,803
Foreign currency, at value (cost $254,805)	257,321
Receivable for investments sold	2,273,234
Dividends and interest receivable	296,176
Tax reclaim receivable	221,077
Receivable for Fund shares sold	128,958
Unrealized appreciation on foreign currency exchange contracts	8,942

Total assets	179,212,063

Liabilities
Payable for investments purchased	1,642,870
Payable for Fund shares reacquired	457,332
Accrued expenses and other liabilities	253,315
Management fee payable	109,836
Distribution fee payable	82,254
Unrealized depreciation on foreign currency exchange contracts	62,254
Affiliated transfer agent fee payable	29,858
Deferred trustees’ fees	6,956

Total liabilities	2,644,675

Net Assets	$176,567,388

Net assets were comprised of:
Shares of beneficial interest, at par	$18,767
Paid-in capital, in excess of par	224,907,608

224,926,375
Undistributed net investment income	25,403
Accumulated net realized loss on investment and foreign currency transactions	(70,855,651)
Net unrealized appreciation on investments and foreign currencies	22,471,261

Net assets, July 31, 2010	$176,567,388

See Notes to Financial Statements.

44	Visit our website at www.prudential.com

Class A:
Net asset value and redemption price per share, ($99,937,657/10,272,973 shares of common stock issued and outstanding)	$9.73
Maximum sales charge (5.5% of offering price)	0.57

Maximum offering price to public	$10.30

Class B:
Net asset value, offering price and redemption price per share, ($29,183,918/3,243,505 shares of common stock issued and outstanding)	$9.00

Class C:
Net asset value, offering price and redemption price per share, ($43,511,003/4,832,065 shares of common stock issued and outstanding)	$9.00

Class M:
Net asset value, offering price and redemption price per share, ($1,004,012/111,260 shares of common stock issued and outstanding)	$9.02

Class R:
Net asset value, offering price and redemption price per share, ($79,766/8,261 shares of common stock issued and outstanding)	$9.66

Class X:
Net asset value, offering price and redemption price per share, ($1,292,692/142,572 shares of common stock issued and outstanding)	$9.07

Class Z:
Net asset value, offering price and redemption price per share, ($1,558,340/156,186 shares of common stock issued and outstanding)	$9.98

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	45

Statement of Operations

Year Ended July 31, 2010

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes $110,012)	$3,652,002
Affiliated dividend income	17,536

3,669,538

Expenses
Management fee	1,413,204
Distribution fee—Class A	255,810
Distribution fee—Class B	330,677
Distribution fee—Class C	480,403
Distribution fee—Class M	16,800
Distribution fee—Class R	612
Distribution fee—Class X	3,982
Transfer agent’s fees and expenses (including affiliated expense of $189,900)	400,000
Custodian’s fees and expenses	359,000
Reports to shareholders	100,000
Registration fees	76,000
Audit fee	44,000
Legal fee	23,000
Trustees’ fees	18,000
Insurance expense	4,000
Loan interest expense (Note 7)	293
Miscellaneous	42,018

Total expenses	3,567,799

Net investment income	101,739

Net Realized And Unrealized Gain (Loss) On Investments And Foreign Currency
Net realized gain on:
Investment transactions	8,359,668
Foreign currency transactions	42,295

8,401,963

Net change in unrealized appreciation (depreciation) on:
Investments	12,209,109
Foreign currencies	(81,060)

12,128,049

Net gain on investments	20,530,012

Net Increase In Net Assets Resulting From Operations	$20,631,751

See Notes to Financial Statements.

46	Visit our website at www.prudential.com

Statement of Changes in Net Assets

	Year Ended July 31,
	2010	2009
Increase (Decrease) In Net Assets
Operations
Net investment income	$101,739	$1,251,074
Net realized gain (loss) on investment and foreign currency transactions	8,401,963	(66,882,524)
Net change in unrealized appreciation on investments and foreign currencies	12,128,049	1,409,929

Net increase (decrease) in net assets resulting from operations	20,631,751	(64,221,521)

Dividends and Distributions (Note 1)
Dividends from net investment income:
Class A	(692,970)	(1,210,107)
Class B	(30,521)	(247,862)
Class C	(43,549)	(350,085)
Class M	(1,724)	(19,223)
Class R	(334)	(2,216)
Class X	(10,591)	(15,162)
Class Z	(14,029)	(53,192)

	(793,718)	(1,897,847)

Distributions from net realized gains:
Class A	—	(25,481)
Class B	—	(11,327)
Class C	—	(15,998)
Class M	—	(878)
Class R	—	(57)
Class X	—	(693)
Class Z	—	(949)

	—	(55,383)

Capital Contributions (Note 2)
Class X	2,204	1,496

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	$18,769,084	$18,184,259
Net asset value of shares issued in reinvestment of dividends and distributions	778,102	1,858,212
Cost of shares reacquired	(46,390,204)	(44,385,516)

Net decrease in net assets resulting from Fund share transactions	(26,843,018)	(24,343,045)

Total decrease	(7,002,781)	(90,516,300)

Net Assets
Beginning of year	183,570,169	274,086,469

End of year (a)	$176,567,388	$183,570,169

(a) Includes undistributed net investment income of:	$25,403	$591,166

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	47

Notes to Financial Statements

Target Asset Allocation Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three portfolios: Target Moderate Allocation Fund, Target Conservative Allocation Fund and Target Growth Allocation Fund (the “Fund”). These financial statements relate only to Target Growth Allocation Fund. The financial statements of the other portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

The Fund uses investment managers (“Subadvisers”), each managing a portion of the Fund’s assets. The following lists the Subadvisers and their respective segment during the year ended July 31, 2010.

Fund Segment	Subadviser
Large-cap growth stocks	Marsico Capital Management, LLC Massachusetts Financial Services Company

Large-cap value stocks	Eaton Vance Management Hotchkis and Wiley Capital Management LLC NFJ Investment Group L.P.

International stocks	LSV Asset Management Thornburg Investment Management, Inc.

Small/Mid-cap growth stocks	Eagle Asset Management, Inc.

Small/Mid-cap value stocks	EARNEST Partners, LLC Vaughan Nelson Investment Management, L.P

The investment objective of the Fund is to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities issued by U.S. and foreign companies. Under normal circumstances substantially all of the Fund’s assets will be invested in equity securities, including common stock, securities convertible into common stock and preferred stock.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day

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of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investments; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset value.

Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Target Asset Allocation Funds/Target Growth Allocation Fund	49

Notes to Financial Statements

continued

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities as unrealized appreciation and/or depreciation on foreign currency contracts. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

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The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Forward currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Warrants and Rights: The Fund held warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of

Target Asset Allocation Funds/Target Growth Allocation Fund	51

Notes to Financial Statements

continued

its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadvisers’ performance of all investment advisory services. Pursuant to the advisory agreement, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. The management fee paid to PI is computed daily and payable monthly at an annual rate of 0.75% of average daily net assets up to $500 million, 0.70% of average daily net assets for the next $500 million and 0.65% of average daily net assets in excess of $1 billion. The effective management fee rate was 0.75% for the year ended July 31, 2010.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, B, C, M, R, X and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, B, C, M, R and X shares, pursuant to plans of distribution (the “Distribution Plans”) regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 1%, 1%, 0.75% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively. Such expenses under the Plans were 0.25%, 1%, 1%, 1%, 0.50% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively, for the year ended July 31, 2010.

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Management has received the maximum allowable amount of sales charges for Class X in accordance with regulatory limits. As such, any contingent deferred sales charges received by the manager are contributed back into the Fund and included in the Statement of Changes and Financial Highlights as a contribution to capital.

PIMS has advised the Fund that it has received approximately $111,100 in front-end sales charges resulting from sales of Class A during the year ended July 31, 2010. From these fees, PIMS paid such sales charges to broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended July 31, 2010, it has received approximately $500, $58,400, $4,300 and $2,000 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B, Class C and Class M shareholders, respectively.

PIMS and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees related to the services of First Clearing, LLC (“First Clearing”) and Wells Fargo Advisors, LLC (“Wells Fargo”), affiliates of PI through December 31, 2009. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended July 31, 2010, the Fund incurred approximately $114,500 in total networking fees, of which $18,100 was paid to First Clearing and $19,000 was paid to Wells Fargo, respectively, through December 31, 2009. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Portfolio”), a portfolio of Prudential Investment Portfolios 2. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Portfolio are disclosed on the Statement of Operations as affiliated dividends.

Target Asset Allocation Funds/Target Growth Allocation Fund	53

Notes to Financial Statements

continued

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended July 31, 2010, aggregated $173,107,602 and $201,494,436, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investments and foreign currency transactions and paid-in-capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investments and foreign currency transactions and paid-in-capital in excess of par. For the year ended July 31, 2010, the adjustments were to increase undistributed net investment income by $126,216, increase accumulated net realized loss on investments and foreign currency transactions by $42,294 and decrease paid-in-capital in excess of par by $83,922 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, net investment loss, reclassification of distributions and other book to tax differences. Net investment income, net realized gain and net assets were not affected by these changes.

For the year ended July 31, 2010, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $793,718 of ordinary income.

For the year ended July 31, 2009, the tax character of dividends and distributions paid as reflected in the Statement of Changes in Net Assets were $1,911,781 of ordinary income and $41,449 of long-term gains.

As of July 31, 2010, there were no accumulated undistributed earnings on a tax basis. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

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The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2010 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation
$165,736,927	$28,640,150	$(18,500,525)	$10,139,625	$15,236	$10,154,861

The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark to market of receivables and payables.

As of July 31, 2010, the capital loss carryforward for tax purposes was approximately $58,487,000 of which $17,015,000 expires in 2017 and $41,472,000 expires in 2018. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration dates.

In addition, the Fund has elected to treat net foreign currency losses of approximately $20,000, incurred between November 1, 2009 and July 31, 2010 as being incurred during the fiscal year ending July 31, 2011.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2010, no provisions for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to

Target Asset Allocation Funds/Target Growth Allocation Fund	55

Notes to Financial Statements

continued

Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year. Class M shares are generally closed to new purchases. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years after purchase. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. As of July 31, 2010, Prudential owned 217 Class R shares of the Fund.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2010:
Shares sold	1,391,214	$13,514,031
Shares issued in reinvestment of dividends and distributions	71,173	683,971
Shares reacquired	(2,555,462)	(24,837,545)

Net increase (decrease) in shares outstanding before conversion	(1,093,075)	(10,639,543)
Shares issued upon conversion from Class B, Class M, and Class X	489,131	4,725,795

Net increase (decrease) in shares outstanding	(603,944)	$(5,913,748)

Year ended July 31, 2009:
Shares sold	1,205,253	$9,775,548
Shares issued in reinvestment of dividends and distributions	157,950	1,197,260
Shares reacquired	(2,313,637)	(19,372,920)

Net increase (decrease) in shares outstanding before conversion	(950,434)	(8,400,112)
Shares issued upon conversion from Class B, Class M, and Class X	1,013,273	8,488,301

Net increase (decrease) in shares outstanding	62,839	$88,189

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Class B	Shares	Amount
Year ended July 31, 2010:
Shares sold	272,833	$2,458,265
Shares issued in reinvestment of dividends and distributions	3,301	29,473
Shares reacquired	(773,422)	(6,958,674)

Net increase (decrease) in shares outstanding before conversion	(497,288)	(4,470,936)
Shares reaquired upon conversion into Class A	(404,652)	(3,606,985)

Net increase (decrease) in shares outstanding	(901,940)	$(8,077,921)

Year ended July 31, 2009:
Shares sold	421,596	$3,151,370
Shares issued in reinvestment of dividends and distributions	34,821	245,836
Shares reacquired	(853,786)	(6,659,997)

Net increase (decrease) in shares outstanding before conversion	(397,369)	(3,262,791)
Shares reaquired upon conversion into Class A	(961,569)	(7,478,413)

Net increase (decrease) in shares outstanding	(1,358,938)	$(10,741,204)

Class C
Year ended July 31, 2010:
Shares sold	270,667	$2,447,853
Shares issued in reinvestment of dividends and distributions	4,566	40,777
Shares reacquired	(1,425,549)	(12,811,790)

Net increase (decrease) in shares outstanding	(1,150,316)	$(10,323,160)

Year ended July 31, 2009:
Shares sold	542,482	$4,191,560
Shares issued in reinvestment of dividends and distributions	46,891	331,053
Shares reacquired	(1,792,617)	(13,810,967)

Net increase (decrease) in shares outstanding	(1,203,244)	$(9,288,354)

Class M
Year ended July 31, 2010:
Shares sold	6,037	$52,993
Shares issued in reinvestment of dividends and distributions	189	1,696
Shares reacquired	(68,227)	(611,461)

Net increase (decrease) in shares outstanding before conversion	(62,001)	(556,772)
Shares reaquired upon conversion into Class A	(91,073)	(831,522)

Net increase (decrease) in shares outstanding	(153,074)	$(1,388,294)

Target Asset Allocation Funds/Target Growth Allocation Fund	57

Notes to Financial Statements

continued

Class M	Shares	Amount
Year ended July 31, 2009:
Shares sold	12,180	$88,465
Shares issued in reinvestment of dividends and distributions	2,809	19,885
Shares reacquired	(104,963)	(829,311)

Net increase (decrease) in shares outstanding before conversion	(89,974)	(720,961)
Shares reaquired upon conversion into Class A	(86,061)	(641,138)

Net increase (decrease) in shares outstanding	(176,035)	$(1,362,099)

Class R
Year ended July 31, 2010:
Shares sold	1,848	$17,308
Shares issued in reinvestment of dividends and distributions	35	334
Shares reacquired	(19,499)	(189,295)

Net increase (decrease) in shares outstanding	(17,616)	$(171,653)

Year ended July 31, 2009:
Shares sold	8,453	$69,337
Shares issued in reinvestment of dividends and distributions	301	2,272
Shares reacquired	(11,161)	(100,356)

Net increase (decrease) in shares outstanding	(2,407)	$(28,747)

Class X
Year ended July 31, 2010:
Shares sold	1,965	$18,108
Shares issued in reinvestment of dividends and distributions	1,183	10,586
Shares reacquired	(37,984)	(345,911)

Net increase (decrease) in shares outstanding before conversion	(34,836)	(317,217)
Shares reaquired upon conversion into Class A	(31,387)	(287,288)

Net increase (decrease) in shares outstanding	(66,223)	$(604,505)

Year ended July 31, 2009:
Shares sold	48,722	$433,296
Shares issued in reinvestment of dividends and distributions	2,240	15,838
Shares reacquired	(148,697)	(1,177,760)

Net increase (decrease) in shares outstanding before conversion	(97,735)	(728,626)
Shares reaquired upon conversion into Class A	(45,605)	(368,750)

Net increase (decrease) in shares outstanding	(143,340)	$(1,097,376)

Class Z
Year ended July 31, 2010:
Shares sold	26,233	$260,526
Shares issued in reinvestment of dividends and distributions	1,145	11,265
Shares reacquired	(64,824)	(635,528)

Net increase (decrease) in shares outstanding	(37,446)	$(363,737)

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Class Z	Shares	Amount
Year ended July 31, 2009:
Shares sold	54,771	$474,683
Shares issued in reinvestment of dividends and distributions	5,937	46,068
Shares reacquired	(310,290)	(2,434,205)

Net increase (decrease) in shares outstanding	(249,582)	$(1,913,454)

Note 7. Borrowings

The Trust, along with other affiliated registered investment companies (the “Companies”), are a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009, the Companies renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Companies pay a commitment fee of 0.15% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 20, 2010. For the period from October 24, 2008 through October 21, 2009, the Companies paid a commitment fee of 0.13% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

During the year ended July 31, 2010, the Fund utilized the line of credit. The Fund had an average outstanding balance of $399,850 for 20 days at an interest rate of 1.32%.

Note 8. New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Target Asset Allocation Funds/Target Growth Allocation Fund	59

Financial Highlights

Class A Shares
	Year Ended July 31,
Per Share Operating Performance:	2010(b)	2009(b)	2008(b)	2007(b)	2006(b)
Net Asset Value, Beginning Of Year	$8.77	$11.52	$14.62	$13.26	$13.36
Income (loss) from investment operations:
Net investment income	.04	.09	.13	.09	.08
Net realized and unrealized gain (loss) on investments	.98	(2.73)	(1.90)	2.12	.93
Total from investment operations	1.02	(2.64)	(1.77)	2.21	1.01
Less Dividends and Distributions:
Dividends from net investment income	(.06)	(.11)	(.07)	(.01)	-
Distributions from net realized gains	-	- (e)	(1.26)	(.84)	(1.11)
Total dividends and distributions	(.06)	(.11)	(1.33)	(.85)	(1.11)
Net asset value, end of year	$9.73	$8.77	$11.52	$14.62	$13.26
Total Return(a)	11.69%	(22.71)%	(13.25)%	16.93%	8.00%

Ratios/Supplemental Data:
Net assets, end of year (000)	$99,938	$95,405	$124,579	$138,579	$99,960
Average net assets (000)	$102,324	$89,232	$135,539	$124,296	$78,993
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.57%	1.58%	1.36%	1.35%	1.38%
Expenses, excluding distribution and service (12b-1) fees	1.32%	1.33%	1.11%	1.10%	1.13%
Net investment income	.38%	1.03%	1.01%	.65%	.57%
For Class A, B, C, M, R, X and Z shares:
Portfolio turnover rate	97%	135%	83%	71%	85%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculations are based on average shares outstanding during the year.

(c) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily assets of the Class A shares.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Less than $.005 per share.

See Notes to Financial Statements.

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Class B Shares
	Year Ended July 31,
Per Share Operating Performance:	2010(b)	2009(b)	2008(b)	2007(b)	2006(b)
Net Asset Value, Beginning of Year	$8.13	$10.68	$13.67	$12.53	$12.78
Income (loss) from investment operations:
Net investment income (loss)	(.03)	.02	.03	(.01)	(.03)
Net realized and unrealized gain (loss) on investments	.91	(2.52)	(1.76)	1.99	.89
Total from investment operations	.88	(2.50)	(1.73)	1.98	.86
Less Dividends and Distributions:
Dividends from net investment income	(.01)	(.05)	-	-	-
Distributions from net realized gains	-	- (d)	(1.26)	(.84)	(1.11)
Total dividends and distributions	(.01)	(.05)	(1.26)	(.84)	(1.11)
Net asset value, end of year	$9.00	$8.13	$10.68	$13.67	$12.53
Total Return(a)	10.80%	(23.29)%	(13.86)%	16.14%	7.06%

Ratios/Supplemental Data:
Net assets, end of year (000)	$29,184	$33,691	$58,763	$93,021	$99,928
Average net assets (000)	$33,068	$37,140	$78,596	$100,142	$109,700
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.32%	2.33%	2.11%	2.10%	2.13%
Expenses, excluding distribution and service (12b-1) fees	1.32%	1.33%	1.11%	1.10%	1.13%
Net investment income (loss)	(.36)%	.31%	.26%	(.08)%	(.20)%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculations are based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	61

Financial Highlights

continued

Class C Shares
	Year Ended July 31,
Per Share Operating Performance:	2010(b)	2009(b)	2008(b)	2007(b)	2006(b)
Net Asset Value, Beginning Of Year	$8.13	$10.68	$13.67	$12.53	$12.78
Income (loss) from investment operations:
Net investment income (loss)	(.03)	.02	.03	(.01)	(.02)
Net realized and unrealized gain (loss) on investments	.91	(2.52)	(1.76)	1.99	.88
Total from investment operations	.88	(2.50)	(1.73)	1.98	.86
Less Dividends and Distributions:
Dividends from net investment income	(.01)	(.05)	-	-	-
Distributions from net realized gains	-	- (d)	(1.26)	(.84)	(1.11)
Total dividends and distributions	(.01)	(.05)	(1.26)	(.84)	(1.11)
Net asset value, end of year	$9.00	$8.13	$10.68	$13.67	$12.53
Total Return(a)	10.80%	(23.29)%	(13.86)%	16.14%	7.06%

Ratios/Supplemental Data:
Net assets, end of year (000)	$43,511	$48,649	$76,714	$109,912	$90,092
Average net assets (000)	$48,040	$51,040	$96,952	$105,155	$83,200
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.32%	2.33%	2.11%	2.10%	2.13%
Expenses, excluding distribution and service (12b-1) fees	1.32%	1.33%	1.11%	1.10%	1.13%
Net investment income (loss)	(.37)%	.30%	.26%	(.09)%	(.19)%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculations are based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

See Notes to Financial Statements.

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Class M Shares
	Year Ended July 31,
Per Share Operating Performance:	2010(b)	2009(b)	2008(b)	2007(b)	2006(b)
Net Asset Value, Beginning Of Year	$8.15	$10.70	$13.70	$12.54	$12.78
Income (loss) from investment operations:
Net investment income (loss)	(.03)	.03	.03	(.01)	(.02)
Net realized and unrealized gain (loss) on investments	.91	(2.53)	(1.77)	2.01	.89
Total from investment operations	.88	(2.50)	(1.74)	2.00	.87
Less Dividends and Distributions:
Dividends from net investment income	(.01)	(.05)	-	-	-
Distributions from net realized gains	-	- (d)	(1.26)	(.84)	(1.11)
Total dividends and distributions	(.01)	(.05)	(1.26)	(.84)	(1.11)
Net asset value, end of year	$9.02	$8.15	$10.70	$13.70	$12.54
Total Return(a)	10.77%	(23.24)%	(13.91)%	16.28%	7.14%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,004	$2,154	$4,712	$10,851	$8,019
Average net assets (000)	$1,680	$2,773	$8,028	$10,882	$5,619
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.32%	2.33%	2.11%	2.10%	2.13%
Expenses, excluding distribution and service (12b-1) fees	1.32%	1.33%	1.11%	1.10%	1.13%
Net investment income (loss)	(.36)%	.33%	.25%	(.10)%	(.13)%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculations are based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	63

Financial Highlights

continued

Class R Shares
	Year Ended July 31,
Per Share Operating Performance:	2010(b)	2009(b)	2008(b)	2007(b)	2006(b)
Net Asset Value, Beginning Of Year	$8.71	$11.44	$14.52	$13.21	$13.34
Income (loss) from investment operations:
Net investment income	.01	.07	.10	.05	.07
Net realized and unrealized gain (loss) on investments	.98	(2.71)	(1.88)	2.11	.91
Total from investment operations	.99	(2.64)	(1.78)	2.16	.98
Less Dividends and Distributions:
Dividends from net investment income	(.04)	(.09)	(.04)	(.01)	-
Distributions from net realized gains	-	- (d)	(1.26)	(.84)	(1.11)
Total dividends and distributions	(.04)	(.09)	(1.30)	(.85)	(1.11)
Net asset value, end of year	$9.66	$8.71	$11.44	$14.52	$13.21
Total Return(a)	11.40%	(22.90)%	(13.42)%	16.76%	7.69%

Ratios/Supplemental Data:
Net assets, end of year (000)	$80	$225	$323	$333	$195
Average net assets (000)	$122	$203	$339	$284	$89
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(e)	1.82%	1.83%	1.61%	1.60%	1.63%
Expenses, excluding distribution and service (12b-1) fees	1.32%	1.33%	1.11%	1.10%	1.13%
Net investment income	.14%	.82%	.77%	.36%	.51%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculations are based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

(e) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily assets of the Class R shares.

See Notes to Financial Statements.

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Class X Shares
	Year Ended July 31,
Per Share Operating Performance:	2010(b)	2009(b)	2008(b)	2007(b)	2006(b)
Net Asset Value, Beginning Of Year	$8.17	$10.68	$13.68	$12.55	$12.79
Income (loss) from investment operations:
Net investment income (loss)	.03	.04	.03	(.01)	(.01)
Net realized and unrealized gain (loss) on investments	.93	(2.50)	(1.77)	1.98	.88
Total from investment operations	.96	(2.46)	(1.74)	1.97	.87
Less Dividends and Distributions:
Dividends from net investment income	(.06)	(.05)	-	-	-
Distributions from net realized gains	-	- (d)	(1.26)	(.84)	(1.11)
Total dividends and distributions	(.06)	(.05)	(1.26)	(.84)	(1.11)
Capital Contributions	- (d)	- (d)	-	-	-
Net asset value, end of year	$9.07	$8.17	$10.68	$13.68	$12.55
Total Return(a)	11.71%	(22.91)%	(13.93)%	16.03%	7.13%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,293	$1,705	$3,759	$4,613	$3,703
Average net assets (000)	$1,593	$2,123	$4,440	$4,643	$2,043
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.57%	2.09%	2.11%	2.10%	2.13%
Expenses, excluding distribution and service (12b-1) fees	1.32%	1.33%	1.11%	1.10%	1.13%
Net investment income (loss)	.39%	.56%	.26%	(.09)%	(.09)%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculations are based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	65

Financial Highlights

continued

Class Z Shares
	Year Ended July 31,
Per Share Operating Performance:	2010(b)	2009(b)	2008(b)	2007(b)	2006(b)
Net Asset Value, Beginning Of Year	$8.99	$11.81	$14.95	$13.54	$13.58
Income (loss) from investment operations:
Net investment income	.06	.12	.17	.13	.11
Net realized and unrealized gain (loss) on investments	1.02	(2.81)	(1.94)	2.15	.96
Total from investment operations	1.08	(2.69)	(1.77)	2.28	1.07
Less Dividends and Distributions:
Dividends from net investment income	(.09)	(.13)	(.11)	(.03)	-
Distributions from net realized gains	-	- (d)	(1.26)	(.84)	(1.11)
Total dividends and distributions	(.09)	(.13)	(1.37)	(.87)	(1.11)
Net asset value, end of year	$9.98	$8.99	$11.81	$14.95	$13.54
Total Return(a)	11.98%	(22.54)%	(13.00)%	17.32%	8.25%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,558	$1,741	$5,234	$8,965	$7,884
Average net assets (000)	$1,600	$2,938	$7,414	$8,670	$6,977
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.32%	1.33%	1.11%	1.10%	1.13%
Expenses, excluding distribution and service (12b-1) fees	1.32%	1.33%	1.11%	1.10%	1.13%
Net investment income	.62%	1.32%	1.25%	.91%	.86%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculations are based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

See Notes to Financial Statements.

66	Visit our website at www.prudential.com

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Target Asset Allocation Funds—Target Growth Allocation Fund:

We have audited the accompanying statement of assets and liabilities of the Target Growth Allocation Fund (hereafter referred to as the “Fund”), a portfolio of the Target Asset Allocation Funds, including the portfolio of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2010, and the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 21, 2010

Target Asset Allocation Funds/Target Growth Allocation Fund	67

Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”) to advise you within 60 days of the Fund’s fiscal year end (July 31, 2010) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended July 31, 2010, the Fund paid ordinary income dividends of $0.06, $0.01, $0.01, $0.01, $0.04, $0.06 and $0.09 per share for Class A, B, C, M, R, X and Z, respectively, which are taxable as such.

For the year ended July 31, 2010, the Fund designates the maximum amount allowable under Section 854 of the Internal Revenue Code but not less than the following percentages of ordinary income distributions paid as: 1) qualified dividend income (QDI); 2) eligible for the corporate dividend received deduction (DRD):

	QDI	DRD

Target Growth Allocation Fund	100%	100%

In January 2011, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2010.

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MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (58) Board Member Portfolios Overseen: 55

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (58) Board Member Portfolios Overseen: 55

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989- February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006), CitiStreet Funds, Inc. (mutual funds) (May 1993-February 2005), AM- CH, Inc. (restaurant holding company) (November 2004-February 2005).

Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 55

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.

Target Asset Allocation Funds/Target Growth Allocation Fund

Douglas H. McCorkindale (71) Board Member Portfolios Overseen: 55

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (68) Board Member Portfolios Overseen: 55	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (67) Board Member Portfolios Overseen: 55

Retired Mutual Fund Senior Executive (42 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 55	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (67) Board Member Portfolios Overseen: 55

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

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Interested Board Members (1)
Judy A. Rice (62) Board Member & President Portfolios Overseen: 55

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer- In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (37) Board Member & Vice President Portfolios Overseen: 55

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)	The year that each Board Member joined the Funds’ Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 1998; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Judy A. Rice, Board Member and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Target Asset Allocation Funds/Target Growth Allocation Fund

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (57) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (52) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (52) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (47) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Noreen M. Fierro (46) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1)	The year that each individual became an Officer of the Funds is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Target Asset Allocation Funds/Target Growth Allocation Fund

Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of the Target Growth Allocation Fund (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Target Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with various subadvisers. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 21-23, 2010 and approved the renewal of the agreements through July 31, 2011, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and each subadviser. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and ten-year periods ending December 31, 2009, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadvisers, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees,

[1]	Target Growth Allocation Fund is one of three series which, together, comprise the Target Asset Allocation Funds.

Target Asset Allocation Funds/Target Growth Allocation Fund

Approval of Advisory Agreements (continued)

and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 21-23, 2010.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement with Target Asset Allocation Funds, and between PI and each subadviser,2 each of which serve as subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and each subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by each subadviser, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisers, as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

[2]

The Fund’s subadvisers are: Eaton Vance Management, Marsico Capital Management LLC, Massachusetts Financial Services Company, Hotchkis and Wiley Capital Management LLC, NFJ Investment Group LLC, Eagle Asset Management, EARNEST Partners LLC, Vaughan Nelson Investment Management, LSV Asset Management, and Thornburg Investment Management Inc.

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The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and each subadviser, and also reviewed the qualifications, backgrounds and responsibilities of the subadvisers’ portfolio managers who are responsible for the day-to-day management of the Fund. The Board was provided with information pertaining to PI’s and each subadviser’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadviser. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and each subadviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each subadviser, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and each subadviser under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Performance Universe (the Lipper Multi-Cap Core Funds Performance Universe)3 was in the third quartile for the five- and 10-year periods, and in the fourth quartile for the one- and three-year periods. The Board also noted that the Fund outperformed its benchmark index for the five- and 10-year periods, though it underperformed its benchmark index for the one- and three-year periods. The Board considered PI’s explanation that the Fund’s underperformance was primarily attributable to underperformance during 2008 and 2009, particularly among subadvisers responsible for the Fund’s large cap growth sleeve. The Board concluded that it was reasonable to renew the agreement, subject to its continued close scrutiny of the Fund’s performance.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s first quartile, and that the Fund’s total expenses ranked in the Expense Group’s fourth quartile. The Board considered PI’s explanation that the Fund’s fourth quartile ranking for total expenses was attributable to relatively high custodial fees incurred by the Fund due to the sleeve-based construction of the Fund.

3	The Lipper Multi-Cap Core Funds Performance Universe was utilized for performance comparisons, although Lipper classifies the Portfolio in its Large-Cap Core Funds Performance Universe because PI believes that the funds included in this Universe provide a more appropriate basis for Portfolio performance comparisons.

Target Asset Allocation Funds/Target Growth Allocation Fund

Approval of Advisory Agreements (continued)

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board noted that none of the subadvisers was affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and the Subadvisers

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by the subadvisers included the ability to use soft dollar credits, brokerage commissions received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an

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increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

Target Asset Allocation Funds/Target Growth Allocation Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudential.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Eagle Asset Management, Inc.	880 Carillon Parkway St. Petersburg, FL 33716

	EARNEST Partners, LLC	1180 Peachtree Street Suite 2300 Atlanta, GA 30309

	Eaton Vance Management	Two International Place Boston, MA 02110

	Hotchkis and Wiley Capital Management	725 South Figueroa Street Suite 3900 Los Angeles, CA 90017

	LSV Asset Management	155 North Wacker Drive Suite 4600 Chicago, IL 60606

	Marsico Capital Management, LLC	1200 17th Street Suite 1600 Denver, CO 80202

	Massachusetts Financial Services Company	500 Boylston Street Boston, MA 02116

	NFJ Investment Group L.P.	2100 Ross Avenue Dallas, TX 75201

	Thornburg Investment Management, Inc.	2300 North Ridgetop Road Santa Fe, NM 87506

	Vaughan Nelson Investment Management, L.P.	600 Travis Street Suite 6300 Houston, TX 77002

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	301 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudential.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudential.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Target Asset Allocation Funds, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Target Growth Allocation Fund
Share Class	A	B	C	M	R	X	Z
NASDAQ	PHGAX	PIHGX	PHGCX	N/A	PGARX	N/A	PDHZX
CUSIP	87612A823	87612A815	87612A799	87612A765	87612A781	87612A757	87612A773

MFSP504E5    0186759-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended July 31, 2010 and July 31, 2009, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $183,500 and $176,674, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

Not applicable for the fiscal year ended July 31, 2010. During the fiscal year ended July 31, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $4,673 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2010 and 2009. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2010 and 2009 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:             Target Asset Allocation Funds

By:	/S/ DEBORAH A. DOCS
Deborah A. Docs Secretary

September 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ JUDY A. RICE
Judy A. Rice President and Principal Executive Officer

September 22, 2010

By:	/S/ GRACE C. TORRES
Grace C. Torres Treasurer and Principal Financial Officer

September 22, 2010